                                  EXHIBIT 6.5

                    AXON VETERINARY LIMITED PROGRESS SYSTEMS
                   LIMITED INFORMATION SUPPORT LIMITED BUSINESS
                        SALE & PURCHASE 26TH MARCH 1999

                                      DUNDAS
                                     & WILSON

                             AXON VETERINARY LIMITED

                            PROGRESS SYTEMS LIMITED

                          INFORMATION SUPPORT LIMITED

                           BUSINESS SALE & PURCHASE
                               26TH MARCH 1999


                              DUNDAS & WILSON CS
                                SALTIRE COURT
                              20 CASTLE TERRACE
                                  EDINBURGH
                                   EH1 2EN
                             TEL: 0131 228 8000
                             FAX: 0131 228 8888

                     OUR REF: MJMC/AJF/LCB/BU5007.0017

                            AXON VETERINARY LIMITED
                            PROGRESS SYTEMS LIMITED
                          INFORMATION SUPPORT LIMITED

                          BUSINESS SALE & PURCHASE
                                 26TH MARCH 1999

PARTIES

Axon Veterinary Limited          AXON

Progress Systems Limited         PROGRESS

Information Support Limited      ISL

INDEX

1. Business Sale and Purchase Agreement amongst Axon, Progress and ISL, dated 26 March 1999.

2. Consultancy Agreement between Alimport Limited and John Fraser Robertson, dated 26 March 1999.

3. Shareholder's Deed of Covenant by John Fraser Robertson in favour of Alimport Limited, dated 26 March 1999.

4.  Assignation by Xtravet Limited in favour of Progress, dated 26 March 1999.

5. Renunciation of lease by Axon in favour of John Fraser Robertson, dated 26 March 1999.

6.  Lease between John Fraser Robertson and Alimport Limited, dated 26 March
    1999.

7. Letter objecting to the transfer of employment by John Fraser Robertson, dated 25 March 1999.

8.  Power of Attorney by ISL, dated 25 March 1999.

9.  Power of Attorney by Progress, dated 25 March 1999.

10. Letter of Non-Crystallisation by The Royal bank of Scotland plc, dated 26th March 1999.

11. Letter of Release from Personal Guarantee by The Royal Bank of Scotland to John Robertson, dated 26th March 1999.

12. Resolutions of Sole Director of Axon Veterinary Limited and Xtravet Limited, dated 25th March 1999.

                                      DUNDAS
                                     & WILSON

                               DATED 26 MARCH 1999

                             AXON VETERINARY LIMITED

                                      AND

                            PROGRESS SYSTEMS LIMITED

                                      AND

                          INFORMATION SUPPORT LIMITED

                        ----------------------------------

                        BUSINESS SALE AND PURCHASE AGREEMENT

                        ----------------------------------

                                     INDEX

CLAUSE

   1.  INTERPRETATION

   2.  AGREEMENT FOR SALE

   3.  PURCHASE CONSIDERATION

   4.  COMPLETION

   5.  LIABILITIES

   6.  CONTRACTS

   7.  EMPLOYEES

   8.  VALUE ADDED TAX

   9.  TITLE AND APPORTIONMENTS

   10. NAME

   11. FUTURE ACTIVITIES

   12. ANNOUNCEMENTS

   13. COSTS

   14. COMMUNICATIONS

   15. WAIVER OF AND RELEASE FROM INDEBTEDNESS

   16. ENTIRE AGREEMENT AND SCHEDULES

   17. INVALIDITY

   18.  PROPER LAW

SCHEDULE 1  THE CONTRACTS

SCHEDULE 2  EXCLUDED ASSETS

SCHEDULE 3  CONSIDERATION

SCHEDULE 4  THE EMPLOYEES

SCHEDULE 5  THE FIXED ASSETS

SCHEDULE 6  THE INTELLECTUAL PROPERTY RIGHTS

SCHEDULE 7  THE CUSTOMER LIST

BUSINESS SALE AGREEMENT

among

(1) AXON VETERINARY LIMITED, a company registered in Scotland (Registered No SC84461) whose registered office is at 2/3 Dublin Mews, Edinburgh, EH3 6NW ("the Vendor")

(2) PROGRESS SYSTEMS LIMITED, a company incorporated in Ireland whose registered office is at Premier House, Camden Lock, South Dock Road, Dublin 4, Eire ("the Purchaser"); and

(3) INFORMATION SUPPORT SYSTEMS LIMITED, a company registered in England (Number 24743028) whose registered office is at Garrick House, 27-32 King Street, Covent Garden, London WC2E 8JD ("ISL")

NOW THEREFORE IT IS HEREBY AGREED as follows:

1.    INTERPRETATION

1.1   In this agreement including the Schedules:-

      1.1.1 the following words and expressions have the following meanings, unless they are inconsistent with the context:-

             ASSETS means the property, assets and rights of the Business to be purchased by the Purchaser as described in clauses 2.1 and 2.2;

             BOOK DEBTS means the trade debts owed to the Vendor at the Effective Date in connection with the Business;

             BUSINESS means the business of the sale supply and support of software products for veterinary practices carried on by the Vendor at the Effective Date;

             COMPUTER SOFTWARE MEANS THAT COMPUTER SOFTWARE OWNED BY THE COMPANY (WHETHER LICENSED TO CUSTOMERS OR NOT) TOGETHER WITH COPIES OF THE SOURCE CODE
              and, where applicable, logic manuals and user manuals (if any) relating to the following products:-

              (i)     VET 3000;
              (ii)    VET 4000;
              (iii)   APERTO;
              (iv)    VISIVET; and
              (v)     PRACTICEMASTER

              Contracts means the contracts as listed in Schedule 1;

              Creditors means the aggregate amount owed by the Vendor in connection with the Business to or in respect of trade creditors and accrued charges as recorded in the books of account of the Business at the Effective Date;

              Customer List means the list of names, addresses and contact details of all current material customers of the Company as the same as listed in Schedule 7;

              Effective Date means 9am Friday 26th March 1999;

              Employees means the persons who, at the Effective Date, were employed by the Vendor for the purposes of the Business and as listed in Schedule 4;

              Excluded Assets means the assets listed in Schedule 2 which are owned by the Vendor but are excluded from the sale to the Purchaser;

              Fixed Assets means all plant, machinery, tools, equipment, vehicles and other chattels owned by the Vendor at the Effective Date for the purpose of the Business as listed in Schedule 5;

              Goodwill means the goodwill of the Vendor in relation to the Business, together with the exclusive right for the Purchaser or its assignee to represent itself as carrying on the Business in succession to the Vendor, and all trade names associated with the Business;

              Intellectual Property Rights means all trade marks design rights and copyright and (including all intellectual property rights in the Computer Software) owned by the Vendor as listed in Schedule 6 and used by the Vendor in or for the purposes of the Business and all know-how and confidential information so owned and used;

              Liabilities means the liabilities of the Business (including the Creditors) outstanding at the Effective Date;

              Regulations means the Transfer of Undertakings (Protection of Employment) Regulations 1981; and

              Stocks means the stocks, including raw materials, work in progress and finished goods, owned by the Vendor at the Effective Date for the purposes of or in connection with the Business, including items which, although subject to reservation of title by the sellers, are under the control of the Vendor;


       1.1.2 all references to a statutory provision shall be construed as including all references to:-

              (a)   any statutory modification, consolidation or re-enactment;

              (b)   all statutory instruments or orders made pursuant to it;

              (c) any statutory provisions of which it is a modification, consolidation or re-enactment.


       1.1.3 except where the context otherwise requires, words denoting the singular include the plural and vice versa; words denoting any gender include all genders; words denoting persons include firms and corporations and vice versa;


       1.1.4  unless otherwise stated, a reference to a clause, sub-clause or
              Schedule is a reference to a clause or a sub-clause of, or a Schedule to, this agreement and

       1.1.5 clause headings are for ease of reference only and do not affect the construction of this agreement.


2.     AGREEMENT FOR SALE

       Subject to the terms and conditions of this agreement, the Vendor shall sell to the Purchaser with full title guarantee and the Purchaser shall purchase as at the Effective Date as nominee for and on behalf of Alimport Limited (No 0337895) registered in England and Wales and whose registered office is at 27/32 King Street, Covent Garden, London WC2E 8JD save as regards the Intellectual Property Rights which it shall purchase for itself:-

2.1    the Business as a going concern; and


2.2 all the assets and rights owned by, or (although subject to reservation of title by the sellers) under the control of, the Vendor and used in the conduct of the Business including, but without limitation:-

       2.2.1   the Goodwill;

       2.2.2   the Fixed Assets;

       2.2.3   the Stocks;

       2.2.4   the benefit of the Contracts


       but excluding the Excluded Assets and the Liabilities.


3.     PURCHASE CONSIDERATION

3.1 The consideration for the sale by the Vendor of the Business and the Assets shall be a sum of L270,000.


3.2 The consideration shall be paid in cash upon completion of the purchase in accordance with clause 4.


3.3    The consideration shall be inclusive of any value added tax if due.

4.   COMPLETION

4.1 The sale and purchase shall be completed immediately upon exchange of this agreement when all matters (save for 4.3.6) set out in this clause 4 shall be effected.

4.2 The Vendor shall deliver to the Purchaser, at the principal office of the Business, such of the Assets as are capable of being transferred by delivery.

4.3 The Vendor shall cause to be delivered or (if so requested by the Purchaser) made available to the Purchaser:-

     4.3.1 such documents as are required by the Purchaser's solicitors to complete the sale and purchase of the Assets and vest title to the Assets in the Purchaser, including (but without limitation) assignments of the Goodwill, Contracts and Intellectual Property Rights;

     4.3.2 all its books of account, payroll records, income records, stock and other records, information relating to customers and suppliers (including a list of purchasers to which outstanding quotations have been given and a list of unfulfilled orders as at the Effective Date), relevant computer programmes and other books and documents which relate to the Business (other than minute books relating to directors' and shareholders' meetings and statutory books);

     4.3.3 all its designs and drawings, plans, instructional and promotional material, sales publications, advertising materials, terms and conditions of sale and other technical material and sales matter which relate to the Business, together with any plates, blocks, negatives and similar material relating to them;

     4.3.4 all records of National Insurance and PAYE relating to all the Employees;

     4.3.5  the value added tax records referred to in clause 8.2;

     4.3.6 a copy of the resolution winding up the Vendor within 14 days of the Effective Date;

     4.3.7 a consultancy agreement between John Fraser Robertson and Alimport Limited;

     4.3.8 a lease of 2/3 Dublin Mews from John Fraser Robertson to Alimport Limited;

     4.3.9 a restrictive covenant by John Fraser Robertson in favour of Alimport Limited; and

     4.3.10 a certificate of non-crystallisation release and consent from The Royal Bank of Scotland in relation to the floating charge it holds over the assets of the Company.

4.4 Upon completion of the matters referred to above the Purchaser shall transfer to the Vendor's solicitors' client account the purchase consideration specified in clause 3.2.

4.5 The Purchaser shall not be obliged to complete the purchase of any of the Assets unless the purchase of all the Assets is completed in accordance with this agreement.

4.6 The Purchaser may in its absolute discretion waive any requirement contained in clause 4.2 or 4.3.

5.   LIABILITIES

     The Purchaser shall indemnify the Vendor against claims by third parties arising from defective products which may be brought against the Vendor in respect of sales by the Purchaser occurring after the Effective Date which relate to the Business.

6.   CONTRACTS

     The Purchaser shall have the right to, but shall be under no obligation to call for the assignment of the Contracts.

7.   EMPLOYEES

7.1 The Regulations shall apply to the sale and purchase of the Business effected by this agreement and the contracts of employment between the Vendor and the Employees shall transfer to the Purchaser with effect from the Effective Date pursuant to the Regulations.

7.2 All salaries and other emoluments, including holiday pay, tax and national insurance payments and contributions to retirement benefit schemes, relating to the Employees shall be borne by the Vendor up to the Effective Date and all necessary apportionments shall be made.

8.   VALUE ADDED TAX

8.1 The parties shall use all reasonable endeavours to procure that the sale of the Business is deemed to be a transfer of a business as going concern for the purposes of the Value Added Tax Act 1994, s 49 and Schedule 4 paragraph 8(1)(a).

8.2 The Vendor shall forthwith deliver to the Purchaser all the records of the Business for Value Added Tax Act 1994, s 49(1)(b) to be preserved by the Purchaser.

8.3 The Purchaser shall for a period of not less than 6 years from the Effective Date preserve the records delivered to it by the Vendor and, upon reasonable notice, make them available to the Vendor or its agents during normal business hours.

9.   TITLE AND APPORTIONMENTS

9.1 The Vendor shall take all necessary steps and co-operate fully with the Purchaser to ensure that it obtains the full benefit of the Business and Assets and shall at the Purchaser's expense execute such documents and take such other steps as are necessary or appropriate for vesting in the Purchaser all its rights and interests in the Assets.

9.2 The Purchaser intends to offer replacement contracts on new terms to the customers of the Business in substitution for the existing customer contracts. In order to assist the Purchaser in effecting such novations the Vendor hereby gives its consent to such novations and agrees to issue to the Purchaser a letter in terms approved by the Purchaser indicating such consent for the Purchaser to use in seeking new contracts with such Customers.

     As an interim measure the Purchaser agrees to answer support calls from customers on the Vendor's behalf for a period of 14 days from the Effective Date (or until the Vendor goes into liquidation if earlier) but it shall be entirely within the Purchaser's discretion what further or other services it agrees to perform in favour of the Customers.

9.3 All rents, gas, water, electricity and telephone charges and other outgoings relating to or payable in respect of the Business up to the Effective Date shall be borne by the Vendor and as from the Effective Date shall be borne by the Purchaser and all rents, royalties and other periodical payments receivable in respect of the Business up to that time shall belong to and be payable to the Vendor and as from that time shall belong to and be payable to the Purchaser. Such outgoings and payments receivable shall if necessary be apportioned accordingly, provided that any such outgoings or payments receivable which are referable to the extent of the use of any property or right shall be apportioned according to the extent of such use.

9.4 Where any amounts fall to be apportioned under this agreement, the Vendor shall provide the Purchaser will full details of the apportionments, together with supporting vouchers or similar documentation, and in the absence of dispute the appropriate payment shall be made by or to the Vendor forthwith.

10.  NAME

     The Vendor shall as soon as possible change its name to a name which is acceptable to the Purchaser and does not suggest any connection with the Purchaser or any business concerned with Axon Veterinary Limited, and shall not at any time after today's date trade under any name which does suggest such a connection or business.

11.  FUTURE ACTIVITIES

11. For the purpose of assuring to the Purchaser the full benefit of the Business the Vendor shall not:-

     11.1.1 at any time disclose to any person or use for any purpose and shall use all reasonable endeavours to prevent the publication or disclosure of any confidential information concerning the Business including, without limitation, the Customer List;

     11.1.2 for a period of 2 years after today's date either on its own account or through any other person directly or indirectly solicit, interfere with or endeavour to entice away from the Purchaser any person who is now or has, during the two years preceding today's date, been a client, customer or employee of, or in the habit of dealing with, the Vendor in relation to the Business;

     11.1.3 it shall not for a period of 2 years after today's date without the Purchaser's prior written consent directly or indirectly engage in the United Kingdom in any activity which is substantially the same as the Business or any material part thereof as it is now carried on.

11.2 The Vendor shall promptly refer to the Purchaser all enquiries relating to the Business and assign to the Purchaser all orders relating to the Business, including enquiries or orders for any stocks, spares, parts, accessories and other equipment manufactures or sold in connection with the Business, which the Vendor may in future receive.

12.  ANNOUNCEMENTS

     The Purchaser may make announcements following the Effective Date. No announcement shall be made by the Vendor without the Purchaser's prior written agreement.

13.  COSTS

     All expenses incurred by or on behalf of the parties, including all fees of agents, solicitors and accountants employed by either of the parties in connection with the negotiation, preparation and execution of this agreement shall be borne solely by the party which incurred them.

14.  COMMUNICATIONS

14.1 All communications between the parties with respect to this agreement shall be delivered by hand or sent by first-class post to the address of the addressee as set out below or to such other address (being in Great Britain) as the addressee may from time to time have notified for the purpose of this clause or sent by facsimile transmission.

14.2 Communications shall be deemed to have been received:-

     14.2.1 if sent by first-class post: 3 business days after posting exclusive of the day of posting;

     14.2.2 if delivered by hand; on the day of delivery;

     14.2.3 if sent by facsimile transmission; at the time of transmission.

14.3 Communications addressed to the Vendor shall be marked for the attention of John Fraser Robertson at 12 Abercromby Place, Edinburgh.
     Communications addressed to the Purchaser shall be marked for the attention of Paul Carroll at Premier House as aforesaid.

14.4 In proving service:-

     14.4.1 by delivery by hand; it shall be necessary only to produce a receipt for the communication signed by or on behalf of the addressee;

     14.4.2 by post or facsimile transmission: it shall be necessary only to prove that the communication, or letter of confirmation, was contained in an envelope which was duly addressed and posted in accordance with this clause.

15.  WAIVER OF AND RELEASE FROM INDEBTEDNESS

     In consideration of the payment by the Vendor to ISL of L1 (receipt of which is hereby acknowledged) ISL hereby agrees and undertakes that all and any indebtedness whatsoever of the Vendor to ISL (save for L500 which shall remain outstanding), whether arising under the terms of a business exchange agreement between, inter alia, ISL and the Vendor dated 2nd December 1998 or otherwise, be and is hereby cancelled with immediate effect. For the avoidance of doubt and without prejudice to the generality of the foregoing ISL hereby renounces all and any rights which it may have now or in the future, to pursue the Vendor whether by litigation, petition for winding-up, or other means, in any court or tribunal, whether within Scotland or England or elsewhere, in respect of the said indebtedness (save in relation to the aforementioned sum of L500).

16.    ENTIRE AGREEMENT AND SCHEDULES
16.1 This agreement and the Schedules constitute the entire agreement and understanding between the parties with respect to all matters which are referred to.

16.2   The Schedules form part of this agreement.

16.3   This agreement binds each party's successors and assigns.

17.    INVALIDITY
       If any term or provision in this agreement shall in whole or in part be held to any extent to be illegal or unenforceable under any enactment or rule of law, that term or provision or part shall to that extent be deemed not to form part of this agreement and the enforceability of the remainder of this agreement shall not be affected.

18.    PROPER LAW
       The construction, validity and performance of this agreement shall be governed by the laws of England.

19.    CERTIFICATE OF VALUE
       It is hereby certified that the transaction hereby effected does not form part of a larger transaction or series of transactions in respect of which the amount or value or aggregate amount or value of consideration exceeds L500,000.


IN WITNESS whereof the parties have set their hands the day and year first before written


SIGNED by JOHN FRASER             )
ROBERTSON  for and on behalf of   )         /s/ John F. Robertson
AXON VETERINARY LIMITED:          )



SIGNED by PAUL NAGLE              )
for and on behalf of PROGRESS     )         /s/ Paul Nagle
SYSTEMS LIMITED:                  )             AS ATTORNEY


SIGNED by PAUL NAGLE              )
for and on behalf of INFORMATION  )         /s/ Paul Nagle
SUPPORT LIMITED:                  )             AS ATTORNEY

                                  SCHEDULE 1

                                THE CONTRACTS

PARTIES                             DATE               DESCRIPTION
Business Data Systems Ltd           16.09.97           1 x Imagination CCU
Anglo Group plc                                        14 x Terminals
(Kilbryde Communications Ltd)                          14 x Extensions

Business Data Systems Ltd           03.03.94           Telecom ABC Redcase
Scotguard Alarms Ltd

                                  SCHEDULE 2

                               EXCLUDED ASSETS

Debtors

Book Debts

Cash in hand or at the bank, excluding the Cash Float.

Any amounts recoverable in respect of taxation attributable to periods ended on or before the Effective Date.

                                  SCHEDULE 3

                                CONSIDERATION

              Goodwill                                   L1

              Stock                                      L5,000

              Fixed Assets                               L10,000

              Intellectual Property Rights               L254,999

              Contracts                                  Nil

                                  SCHEDULE 4

                                THE EMPLOYEES

AXON VETERINARY LTD
SALARY DETAILS - FINANCIAL YEAR COMM 1 NOV 1998

---------------------------------------------------------------------------------------------------------------------------
Name                     Job Title         Salary           Car           Comm    Other       Pension   Started    Employer
---------------------------------------------------------------------------------------------------------------------------
                                              L              L              L       L            L
---------------------------------------------------------------------------------------------------------------------------
JF Robertson       MD                      50,000   BMW (Co Car)                   Exp         24,000   01.11.83   BDS/Axon
---------------------------------------------------------------------------------------------------------------------------
T Melvin           Operations Manager      31,870                                  Exp                  10.11.83   BDS/Axon
---------------------------------------------------------------------------------------------------------------------------
E McDonnell        Admin/HR Manager        23,100                                  Exp                  03.07.89   BDS/Axon
---------------------------------------------------------------------------------------------------------------------------
L Calme            Support                 18,375   Rover (Co Car)        (Yes)    Exp                  16.07.95   BDS/Axon
---------------------------------------------------------------------------------------------------------------------------
A Martin           Support                 24,150                                                       01.01.98   BDS/Axon
---------------------------------------------------------------------------------------------------------------------------
J Whytell          Sales Exec              25,000   Ford (Co Car)         Yes      Exp                  01.12.97   BDS/Axon
---------------------------------------------------------------------------------------------------------------------------
A Foulls           Contracts Manager       17,800                                                       23.02.98   BDS/Axon
---------------------------------------------------------------------------------------------------------------------------
R Hussein          Field Engineer          23,000   Vauxhall (Co Car)              Exp                  24.07.98   BDS/Axon
---------------------------------------------------------------------------------------------------------------------------
S Doolan           Trainer                  9,450   Rover (Co Car)                 Exp                  01.01.98   BDS/Axon
---------------------------------------------------------------------------------------------------------------------------
K Flynn            Sales & Marketing       10,500                                                       16.11.97   BDS/Axon
---------------------------------------------------------------------------------------------------------------------------
A Ward             Field Engineer          16,275   Toyota (Co Car)                Exp                  26.08.96   BDS/Axon
---------------------------------------------------------------------------------------------------------------------------
H Braidwood        Sales Exec              15,000   L5,000pa Allowance    Yes      Exp                  16.10.97   BDS/Axon
---------------------------------------------------------------------------------------------------------------------------
R Watson           Hardware Technician     10,000                                  O/T                  01.07.97   BDS/Axon
---------------------------------------------------------------------------------------------------------------------------
J Burke            Support                 17,500                                                       02.06.97   BDS/Axon
---------------------------------------------------------------------------------------------------------------------------
J Macauley         Support                 18,000                                                       22.03.99   BDS/Axon
---------------------------------------------------------------------------------------------------------------------------
O Buckingham       Programmer               4,000                                  (Average)            01.09.97   BDS/Axon
---------------------------------------------------------------------------------------------------------------------------
R Reed             Sales Manager           40,000   L5,000pa Allowance    Yes      Exp                  01.10.98   BDS/Axon
---------------------------------------------------------------------------------------------------------------------------
E Notman           Accountant              25,000                                  Exp                  01.10.98   BDS/Axon
---------------------------------------------------------------------------------------------------------------------------
S Fyfe             Support                 21,500                                                       12.10.98   BDS/Axon
---------------------------------------------------------------------------------------------------------------------------
L Travis           Accounts Clerk (P/T)     6,000                                                       01.11.98   BDS/Axon
---------------------------------------------------------------------------------------------------------------------------
R Lechien          Accounts Clerk (P/T)     6,000                                                       01.11.98   BDS/Axon
---------------------------------------------------------------------------------------------------------------------------
S Makepeace        Receptionist            10,000                                                       09.11.98   BDS/Axon
---------------------------------------------------------------------------------------------------------------------------
M Wilson           Sales Exec              25,000   L5,000pa Allowance    Yes      Exp                  01.11.98   BDS/Axon
---------------------------------------------------------------------------------------------------------------------------
S Barr             S/W Developer           20,000                                  Exp                  01.12.98   Xtravet?
---------------------------------------------------------------------------------------------------------------------------
D Anamudu          ?                       30,000   L7,200pa Allowance    10,000   Exp + Pen    2,400   01.12.98   ?
---------------------------------------------------------------------------------------------------------------------------

NOTES:-
1 All of the above are net of Employers' NIC - add 10% to total cost.
2 Commission calculated according to attached sheet.
3. Expenses include mileage @ 35p per mile.
4 Where a car allowance is paid, this is currently liable to PAYE at source.

                                  SCHEDULE 5

                               THE FIXED ASSETS

ALL THOSE ASSETS PRESENT IN THE PREMISES KNOWN AS 2/3 DUBLIN MEWS EDINBURGH AND USED BY THE VENDOR TO CARRY ON THE BUSINESS IMMEDIATELY PRIOR TO THE DATE HEREOF (BUT EXCLUDING FOR THE AVOIDANCE OF DOUBT PERSONAL EFFECTS OF INDIVIDUAL EMPLOYEES) AS WELL AS THE FOLLOWING ASSETS NOT CONTAINED IN THE SAID PREMISES:

- BMW 530i       REGISTRATION H976 AGE

- TOYOTA CARINA  REGISTRATION K772 XPA

- DEMONSTRATION EQUIPMENT USED ON SITE BY SALES STAFF

- PCs USED AT THE HOME PREMISES OF CERTAIN OF THE EMPLOYEES

- ANY SPARE PARTS HELD BY LEE CAIRNS IN BELFAST

- EXHIBITION STAND

                                  SCHEDULE 6

                          INTELLECTUAL PROPERTY RIGHTS


1.   TRADE MARKS

     (a)  UK Trade Mark Application for XTRAVET (Application Number 2165327)
          - Classes 38 and 42 (Word - Series of Three).

2.   COMPUTER SOFTWARE

     (a)  VET 3000;

     (b)  VET 4000;

     (c)  APERTO;

     (d)  VISIVET; and

     (e)  PRACTICEMASTER.

                                  SCHEDULE 7

                              THE CUSTOMER LIST

                                     Month and
 DS NO. NAME                         Amount                                                                            OS       TYPE
------- ----                         ---------                                                                         --       ----
607     A BARNES MRCVS               Nov-843      17 MANOR ROAD           FOLKESTONE           KENT          CT20 2SA  Nov 3.12   GT
599     A BARTHOLOMEW MRCVS          Jul-453      35 IFFLEY ROAD          OXFORD                             OX4 1EA   Dos ?      GT
86      A BELL MRCVS                 May-691      Grove Rise              Weston under Wetheri LEAMINGTO     CV33 9BZ  3.2V5.0.4  3
3       A CIVERS MRCVS               *Nil         21 THE FIRS             Combe Down           COMBE DOW     8A2 5ED   Dos        3
387     A GELDARD                    Mar-1100     30 Stanhope Road South  Darlington           Co Durham     DL3 7SQ   2.3.4      5
504     A HEATH                      Oct-462      Upper Coombe Farm       Kelshall             Royston Hert  SG8 9SA   Vet4000
574     A J KAYE MRCVS               Apr-540      28 6T PAULS ROAD        CLIFTON BRISTOL      AVON BS8 1    CO        Dos ?      GT
20      A PICKLES MRCVS              *Nil         Rayne Farm              Gasgill Penrith      Cumbria       CA10 3UD  Vet 4000   V6
218     ABBEY GREEN VETERINARY GROUP Mar-1264     Church Close            Broadway             Worcs.        WR12 7AH  3.2V5.0.2  35
478     ABBEY GREEN VETERINARY GROUP Jun-300      Abbey Cottage           Abbey Terr Winchcom  Nr Cheltnham  GL54 5LW  3.2V5.0.2  3
705     Abbey Vet Centre             Jan-402      93 Conway Drive         Preston              Lancashire    PR2 3ER   2.3.4      DB
187     ABBEY VETERINARY CENTRE      Apr-420      6 South Street          CROWLAND             Cambridgeshi  PE7 1OA   2.3.4
178     ABBEY VETERINARY GROUP       May-81       62 London Road          Reading              Berks         RG1 5AS   3.2V5.0.2  5
263     ABBEY VETERINARY GROUP       Jul Due1999  89 Dodworth Road        Barnsley             South Yorkshi S70 6ED   3.2V5.0.4  3
285     ABBEY VETERINARY GROUP       Jul-350      29 King Street          Hoyland              Barnsley      S74 9JU   3.2V5.0.4  53
286     ABBEY VETERINARY GROUP       Jul-350      254A Barnsley Road      Cudworth             Barnsley                3.2V5.0.4  3
287     ABBEY VETERINARY GROUP       Jul-350      340 Manchester Road     Deepcar              Barnsley      S30 5RH   3.2V5.0.4  3
288     ABBEY VETERINARY GROUP       Jul-350      2 Thompson Hill         High Green           Barnsley      S35 4JU   3.2V5.0.4  3
388     ABBEY VETERINARY GROUP       May-C Master Grange Farm             Badgemore Henley     Oxfordshire   RG9 4NZ   3.2V5.0.2  53
534     ABBEY VETERINARY GROUP       Oct-827      71 CANAL STREET         PAISLEY              STRATHCLY     2HP       Nov 3.11   GT
535     ABBEY VETERINARY GROUP       Oct-C Master 19A UNION STREET        GREENOCK             PA16 8DD      2HP       Nov 3.11   GT
518     ABBEY VETERINARY GROUP       Jul-400      15-17 STATION ROAD      WOMBWELL BARNS       YORKSHIRE     S73 0AH   3.2V5.0.4
315     ABBEYDALE VETERINARY CENTRE  Dec-1180     91 Preston New Road     Blackburn            Lancashire    BB2 6AY   3.2V5.0.2  3
195     ABBEYMOOR VET. CENTRE        Jul-1430     11 Abbey Lane           Sheffield            South Yorkshi S8 0BJ    3.2V5.0.0  3
196     ABBEYMOOR VET. CENTRE        Jul-C Master 110-116 Halifax Road    Sheffield            South Yorkshi S6 1LH    3.2V5.0.0  3
109     ABBOTT DRAPER & FRASER       Dec-903      The Veterinary Centre   Harleigh Road BODMI  Cornwall      PL31 1AQ  3.2V5.0.4  3
17      ABERVET                      Aug-1361     Veterinary Surgeons     28 Abbotswell Road   ABERDEEN      AB1 4AB   3.2V5.0.4  5
378     ABERVET                      Aug-C M      Unit 8 The Court Yard   CULTS                Aberdeenshir            3.2V5.0.4  5
706     Abington Park Vet Surgery    Jan-1217     427 Wellingborough Road Northampton          Northamptons  NN1 4EZ   3.2V5.0.4  DB
117     ACORN VETERINARY CENTRE      *Aug-687     Oak Villa               Woodstock Road       Lanark        ML11 7DH  2.3.4      5
119     ADDISCOMBE ROAD VET CENTRE   Jun-918      263 Addiscombe Road     Croydon              Surrey        CR0 7HX   3.2V5.0.0  3
221     ADELAIDE VETERINARY CLINIC   Feb-1283     Long Lane               Bursledon            SOUTHAMPT     SO3 8DA   3.2V5.0.4  53
707     Agecroft Vet Centre          Jan-341      1 The Parade            The Ridgeway         Bredbury Gre  CT20 1NN  2.3.4      DB
528     ALCOMBE VETERINARY SURGERY   Jan-1650     459 Oldfield Lane North Greenford            Middx         UB6 0EU   Vet4000
529     ALCOMBE VETERINARY SURGERY   Jan-C Master 220 Horn Lane           Acton                London        W3 6PU    Vet4000
530     ALCOMBE VETERINARY SURGERY   Jan-C Master 80 Nelson Road          Whillon Twickenham   Middsx        TW2 7AY   Vet4000
359     ALDGATE VETERINARY GROUP     Oct-919      St Johns Place          DRIFFIELD            N. Humbersid  YO25 7QD  3.2V5.0.5  3

82   ALL CREATURES                Aug-460    65 Ledbury Road         PETERBOROUGH          Cambs         PE3 6RF    3.2V5.0.2  53
69   ALN VETERINARY GROUP         *Sept696   Wagonway Road           ALNWICK               Northumberla  NE66 1QQ   2.3.2      5
527  AMBLESIDE VET CENTRE         Jan-691    19 SIDNEY ROAD          WALTON-ON-THAME       SURREY        KT12 2NA   3.2V5.0.5  VV
87   AMICAL VETERINARY CENTRE     *Nil       90 High Street          March                 CAMBRIDGE     PE15 9LQ   Dos        5
165  AMOS & PENNY                 *Sep-520   1 Marine Crescent       Falmouth              Cornwall      TR11 4BS   Dos        5
70   ANCHORAGE VET HOSPITAL       Aprl260    South Walsham Road      Acie                  Norwich       NR13 3EA   Vet4000    3
497  ANDALE VETERINARY SURGERY    Sep-1000   1 Georges Precinct      Lingley Rd Gt Sankey  Warrington C  WA5 3ND    Vet4000
708  Andrew Melling Vet Surgeon              7 Lee Lane              Horwich Bolton        Lancashire    B/6 78p    Xenix      DB
163  ANICARE (SHOREHAM WS)        Jun-876    Anicare Vet Group       61 West Street        Shoreham By   West Susse 3.2V5.0.4  5
142  ANICARE (SOUTHWICK)          Jun-945    203 Old Shoreham Road   Southwick Brighton    East Sussex   BN42 4LS   3.2V5.0.4  5
63   ANICARE VETERINARY GROUP     Apr-1240   49 Portland Road        HOVE                  East Sussex   BN3 5DQ    3.2V5.0.2  3
80   ANICARE VETERINARY GROUP     Jun-739    Unit B Limbrick Corner  Palatine Road Worthin West Sussex   BN12 6JJ   2.3.4      3
211  ANIMAL CARE CENTRE           Mar-1265   24 Hillylaid Road       Thornton Cleveleys    Blackpool     Lancs      3.2V5.0.4  35
759  Animal Choice Vet Surgery               67 Upper Tooting Park   Tooting               London        SW17 7SU   3.2V5.0.2  DB
31   ANIMAL MEDICAL CENTRE        *Nil       1 The Drive             NORTHAMPTON           NN1 4RY                  2.3.4      5
32   ANIMAL MEDICAL CENTRE        Oct-1320   242 Cricklewood Lane    LONDON                NW2 2PU       NW2        3.2V4.2    3
135  ANNA HOUSE VET HOSPITAL      Oct-1300   3 Sandgate Hill         FOLKESTONE            Kent          CT20 2JF   3.2V5.0.4  3
369  ANNA HOUSE VET HOSPITAL      Dec-399    250 Cheriton Road       Cheriton              Folkestone    KENT       3.2V5.0.4  3
709  Archenfield Vet Surgery                 Archenfield Road        Ross on Wye           Herefordshire HR9 5AZ    2.3.2      DB
710  Archway Vet Surgery                     21 High Street          Highworth Swindon     Wiltshire     SN6 7AD    2.3.4      DB
711  Archway Vet Surgery                     30 Devizes Road         Wroughton Swindon     Wiltshire     SN4 0RZ    Xenix      DB
608  ARDEN FOREST VET GROUP       Nov-430    1 CROSS ROAD            ALCESTER              WARWICKSH     B49 5EX    Dos ?      GT
7    ARDENE HOUSE VET PRACTICE    *Apr       56 BON ACCORD STREET    ABERDEEN              AB1 2EL                  2.3.4      5
399  ARK HOUSE VETERINARY SURGERY Jul-864    22 Hockliffe Street     Leighton Buzzard      Bedfordshire  LU7 8HF    Per Net    3
280  ARK VETERINARY SURGEONS      Jun-731    36 Forth Crescent       Riverside             Stirling      FK8 1LG    2.3.4      3
440  ARK VETERINARY SURGERY       *Jul-540   14 Church Lane          Lexden COLCHESTE      Essex         CO3 4AF    3.2V5.0.2
712  Ark-Aid Vet Centre                      7a Neighbourhood Centre Culliford Crescent    Canford Healt BH17 9DW   3.2V5.0.2  DB
713  Armac Vet Clinic             Jan-484    147 The Rock            Bury                  Lancashire    BL9 0ND    *2.3.4     DB
67   ARMAC VETERINARY GROUP       *Nil       4 Station Road          BIGGAR                Lanarkshire   ML12 6BN   Dos        6
520  ARNSIDE VETERINARY SURGERY   May-325    19 Church Street        Southport             Merseyside    PR9 0QT    3.2V5.0.2
258  ARROW VETERINARY GROUP       *Nil       Ermin Street            Stratton SWINDON      Wilts         SN1 3DF    2.3.4      53
381  ARROW VETERINARY GROUP       *Nil       181 Victoria Road       SWINDON               Wilts         SN1 3DF    Xenix
714  Arvonia Vet Surgery                     35 Wards Road           Hathertey             Chellenham    GL51 6JN   2.3.4      DB
189  ASHBANK VETERINARY CENTRE    Jan-1000   9 Polmont Road          Laurieston            Falkirk       FK2 9QQ    3.2V5.0.0  3
516  ASHBANK VETERINARY CENTRE    Dec-350    65 Thomson Place        Corbie Hall           Boness        EH51 0AU   3.2V5.0.4
531  ASHBROOK VET SURGERY         *Jan-461   212 BATTLE ROAD         ST LEONARDS ON SE     EAST SUSSE    TN37 7AL              VV
715  Ashdale Vet Clinic                      Pet Health Centre       58 Otley Road         Harrogate Nor HG2 0DP    Xenix      DB
598  ASHFIELD HOUSE VET HOSPITAL  Jul-811    142 DERBY ROAD          LONG EATON            NOTTNGHA      NG10 4ER   Nov 3.12   GT


647  ASHFIELD HOUSE VET HOSPITAL  Jul-811     HALL DYKE SPONDEN        DERBY                 DERBYSHIR     NG10 4ER              GT
533  ASHFIELD VET SURGERY         *Jan-461    118 QUEENS ROAD          HALIFAX               WEST YORK     HX1 3XY               VV
716  Ashton House Vet Hospital                69 Westgate End          Wakefield             West Yorkshir WF2 9RL    3.2V5.0.2  DB
126  ASHWORTH & TAYLOR MsRCVS     Oct-1100    The Veterinary Centre    Union Terrace CRIEF   Perthshire    PH7 3DE    3.2V5.0.4  53
491  ASPINALL AULD & CLARKSON     *Jul-248 ?  20 Glevum Way            Abbeydale             GLOUCESTE     GL4 9BL    3.2V5.0.4
492  ASPINALL AULD & CLARKSON     *Jul-CM     108 Bristol Road         Quedgeley             GLOUCESTE     UM         Vet4000
493  ASPINALL AULD & CLARKSON     *Jul-CM     96 Insley Gardens        Hucclecole            GLOUCESTER               Vet4000
93  ATTIMORE VET HOSPITAL        Sep-1500    The Ridgeway             Welwyn Garden City    Herts         AL7 2AD    3.2V5.0.2  3
444  ATTIMORE VET HOSPITAL        Nov-378     15 Park Avenue           Potters Bar           Herts         EN6 5EN    3.2V5.0.2  3
445  ATTIMORE VET HOSPITAL        Nov-378     22 The Common            Hatfield              Herts         AL 10 0ND  3.2V5.0.2  3
446  ATTIMORE VET HOSPITAL        Nov-378     4 Castle Rise            Wheathampstead        Herts         AL4 8HX    3.2V5.0.2  3
717  Avenue Vet Hospital                      33 St Peter Avenue       Kettering             Northamptons  NN16 0HB   3.2V5.0.4  DB
248  AVENUE VETERINARY CENTRE     Oct-1750    Pendennis Avenue         Staple Hill           Bristol       BS16 5DW   3.2V5.0.2  3
458  AVENUE VETERINARY CENTRE     Nov-396     'The Gables'             17 Avenue Rd Malver   Worcs. WR14   HR8 2DH    3.2V5.0.2
791  Avenue Veterinary Group      Nov-200     241 Bingley Road         Shipley               West Yorkshir BD18 4DN   3.2V5.0.4  DB
792  Avenue Veterinary Group      Nov-95      31 Park Road             Bingley               West Yorkshir BD16 4BL              DB
414  AVENUE VETERINARY SURGERY    Apr-990     2 Park Avenue            REDCAR                Cleveland     TS10 3JZ   3.2V5.0.0  3
609  AVON VALE VETERINARY GROUP   *           RATLEY LODGE             RATLEY NR BANBUR      OXON          OX15 6DT   AM1000     GT
718  Avonvale Vet Group           Jan-569     27 Cape Road             Warwick               Warwickshire  CV34 4JP   *2.3.4     DB
719  Avonvale Vet Group           Jan-484     88 Coventry Street       Southern              Leamington S  CV33 0EL   *2.3.4     DB
720  Avonvale Vet Group           Jan-553     29 Warwick Road          Wellsbourne           Warwickshire  CV35 9NA   3.2V5.0.2  DB
546  AXE VALLEY VET PRACTICE      Apr-849     THE VETERINARY SURGER    REDMANS HILL BLA      WEDMORE SOMERST          Nov 3.2    GT
547  AXE VALLEY VET PRACTICE      Apr-CM      29 ST CUTHBERT STREET    WELLS                 SOMERSET BA52AW                     GT
548  AXE VALLEY VET PRACTICE      Apr-CM      GREYSTONES               UNION STREET CHE      SOMERSET BS27                       GT
549  AXE VALLEY VET PRACTICE      Apr-CM      BRENT ROAD               BRENTKNOLL HIGHB      SOMERSET                            GT
238  BAGULEY & BOFF VET. SURGEONS May-1594    158-160 Chorley New Road Horwich               Lancashire    BL6 5QW    3.2V5.0.5  53
240  BAGULEY & BOFF VET. SURGEONS May-CMaster 53 Chorley Road          Westhoughton          Lancashire               3.2V5.0.5  53
335  BAILEY & MATHEWSON           Apr-1154    119 Little Common Road   Bexhill On Sea        East Sussex   TN39 4JB   3.2V5.0.2  3
336  BAILEY & MATHEWSON           Apr-CMaster Portable Machine         -                     East Sussex   TN39 4JB   2.3.4      3
721  Balby Vet Centre             Mar-768     83 Springwell Lane       Balby                 Doncaster So  DN4 9AD    3.2V5.0.4  DB
49   BARD VETERINARY GROUP        *Jan-450    15 Catherine Street      Dumfries              DG1 1JF                  Dos        5
254  BARKER & PRAILL              *Nil        The Ryelands Vet Clinic  Ryelands Road         Leominster    HR6 8PN    Dos        GT
722  Barnfield House Vet Centre   Dec-627     405 Pinner Road          Harrow                Middlesex     HA1 4HN    2.3.4      DB
723  Barton Lodge Vet Centre                  1 Midland Road           Hemel Hempstead       Hertfordshire HP2 5BH    3.2V5.0.4  DB
666  BEACON HILL VETERINARY SURG. Aug-550     Beacon Hill Road         Hindhead              SURREY        GU26 6QN   2.3.4
14   BEACONS VETERINARY CENTRE    Jul-780     ASHFIELD PLACE           LLANFAES              BRECON        LB3 8EG    3.2V5.0.5  53
657  BEAUMONT ANIMAL HOSPITAL     Jan-446     THE ROYAL VET COLLEGE    ROYAL COLLEGE ST      LONDON        NW1 0TU    Nov 3.11   GT
53   BEECHWOOD VETERINARY SURGERY Nov-734     2 The Avenue             KIDSGROVE             Staffs        ST7 1AE    3.2V5.0.2  3


536 BEGG AND PARTNERS            May-562      40 STONEHOUSE ROAD       STRATHAVEN            LANARKSHI       0 6LF    Novell 4.2 GT
325 BELL & PARTNERS              Dec-312      4 Norton Hill Drive      Wyken Coventry        West Midland    CV2 3AS  Dos        3
227 BELL BROWN & BENTLEY         *Apr         192 London Road          Leicester             Leics           LE2 1ND  2.3.4      53
229 BELL BROWN & BENTLEY         *Apr         41 Hinckley Road         Leicester Forest East Leicester                2.3.4      53
59  BEN SHORTEN MRCVS            Mar-1430     748 Harrow Road          Kensall Green         LONDON          NW10 5LE *3.2V5.0.0 3
120 BERGHOLT VETERINARY SURGERY  May-1355     81 Bergholt Road         COLCHESTER            Essex           CO4 5AF  3.2V5.0.4  5
828 BestFriend Veterinary Clinic              24 Chelmsford Road       Brentwood             Essex           -        3.2V5.0.5
62  BEVIN BUTLER & DRUMMOND      Sep-1720     124 Northampton Road     MARKET HARBOROU       Leicestershire  LE16 9HF 3.2V5.0.2  P-
345 BEVIN BUTLER & DRUMMOND      Sep-C Master 56 High Street           KIBWORTH              Leicestershire  LE8 0HQ  3.2V5.0.4  3
393 BEVIN BUTLER & DRUMMOND      Sep-C Master 2 Tresham Street         Rothwell Kettering    Northanis       NN14 6ES 3.2V5.0.4  3
259 BILSON JACKSON               Sep-635      Veterinary Surgeons      107 Carisbrooke Road  Newport IOW     PO33 1HP dos Lev 1  3
610 BILTON VETERINARY CENTRE     Feb-569      259 BILTON ROAD          RUGBY                 WARWICKSH       CV22 7EQ Nov 3.12   GT
265 BIOTRIX INTERNATIONAL LTD    *Nil         2/3 Dublin Mews          Edinburgh             Lothian         EH3 6NW  Xenix
395 BIOTRIX INTERNATIONAL LTD    *Nil         2/3 Dublin Mews          Edinburgh             Lothian         EH3 6NW  Dos
42  BIRCH HEATH VET CLINIC       *Jan-1307    Birch Heath Road         TARPORLEY             CHESHIRE        CW6 9UU  2.3.2      5
394 BIRCH VETERINARY CENTRE      Jun-1082     21 Birch Road            Oxton Birkenhead      Merseyside      L43 5UF  3.2V4.2    3
99  BISHOPTON VETERINARY GROUP   Nov-1898     Mill Farm Studley Road   RIPON                 North Yorks     HG4 2QR  3.2V5.0.4  5
627 BISHOPTON VETERINARY GROUP                Branch                   Patley Bridge         North Yorks     HG4 2QR  3.2V5.0.5
519 BLACK SHEEP VET SURGERY      Jan-435      Unit 3 Warwick Rd        Fairfield Ind Estate  Louth Lincs     LN11 0YB Vet4000    3
824 Blue Cross Veterinary                     Argyle Place             King Street Hammers   London          W6 0RQ   3.2V5.0.4  DB
233 BLYTHWOOD VETERINARY CLINIC  Jul-         500 Uxbridge Road        Pinner                Middlesex       HA5 4SL  2.3.4      53
282 BLYTHWOOD VETERINARY CLINIC  *Nil         136 Watford Road         Croxley Green         Herts           -        2.3.2      3
162 BOND STREET VET CLINIC       Feb-1210     263 Park Lane            Macclesfield          Cheshire        SK11 8AE 3.2V5.0.4  53
565 BOURTON VALE EQUINE CLINIC   Apr-618      THE VETERINARY SURGER    WYCK RD LOWER SL      GLOUCESTE       GL54 2EX Nov 3.12   GT
260 BOWBRIDGE VETERINARY GROUP   Sep-1480     Butterow Hill            Stroud                Gloucestershi   GL5 2LA  3.2V5.0.5  5
299 BOWBRIDGE VETERINARY GROUP   Sep-C M      17 Gloucester Road       Stonehouse            Gloucestershi   GL10 2NZ 3.2V5.0.5  3
587 BOYDE AND PARTNERS           *Nil         138 KINGSTON ROAD        STAINES               MIDDLESEX                           GT
245 BRAID VETERINARY CENTRE      Nov-892      371 Leith Walk           EDINBURGH             EH6 8SE         EH6 8SE  3.2V5.0.4  3
281 BRAID VETERINARY CENTRE      *Nov-C Leith 4 Gylemuir Road          Corstorphine BRANCH   Edinburgh       EH12 7UF 2.3.4      35
132 BRAID VETERINARY HOSPITAL    Jun-1323     171 Mayfield Road        EDINBURGH             EH9 3AZ         EH9 3AZ  3.2V5.0.4  5
482 BRAMBLES VETERINARY SURGERY  *AUG-1080    37 Albemarle Road        Churchdown            Gloucester G    2HE      Oldv4000   3
483 BRAMBLES VETERINARY SURGERY  *AUG-CMASTER Old Forge Green Street   Brockworth            Gloucester      GL       Oldv4000
104 Branch Closed                *Oct-1680    Old Windmill Site        -0                    PADBURY         PADBURY  2.3.4      5
658 BRAY HOUSE VET PRACTICE      Jan-642      36 ASHFORDBY ROAD        MELTON MOWBURY        LEICESTERS      LE13 0HR Nov 3.12   GT
92  BREDY VETERINARY CENTRE      Aug-974      Sea Road North           Bridport              Dorset          DT6 4RR  3.2V5.0.4  5
274 BRELADES VETERINARY SURGEONS Feb-1513     20 Knoll Road            Dorking               Surrey          RH4 3EP  3.2V5.0.4  5
382 BRELADES VETERINARY SURGEONS Feb-C Master Rothwell House           Church Road           Bookham Sur     KT23 3JP 3.2V5.0.4  3
475 BRELADES VETERINARY SURGEONS Nov-394      The Tennery Petcare Cntr Station Road Gomshal  Surrey          GU5 9LE  3.2V5.0.2  3

98  BRIAN HOLROYD MRCVS           Nov-1426     1 Simmons Street         BLACKBURN            Lancashire    BB2 1AX     3.2V5.0.4  5
404 BRIAN HOLROYD MRCVS           Oct-652      175 Whalley Road         CLAYTON-LE-MOORS     Lancs         BB5 5HD     3.2V5.0.4
26  BRIDGE COTT VETERINARY CENTRE *Apr-495     Tinhay Lifton            Devon                PL16 0AH                  Dos 4.01   5
821 BRIDGE VETERINARY CLINIC      Jan-CM       51 GLASGOW STREET        DUMFRIES                           DG2 9AG                VV
725 Broad Lane Vet Centre                      255 Broad Lane           Coventry             West Midland  CV5 7AQ     2.3.4      DB
303 BROADLAND HOUSE VET SURGERY   Mar-872      High Street              Stalham              Norfolk       NR12 9AH    2.3.4      3
364 BROADWAY PC                   Nov-C Master Broadway (130)           --                   Cambs         PE3 6RF     Dos        3
130 BROADWAY VETERINARY CLINIC    Nov-1770     158 Broadway             PETERBOROUGH         Cambs         PE1 4DG     3.2V5.0.2  3
726 Brook House Vet Hospital                   12 Landguard Road        Southampton          Hampshire     SO15 5RJ    Xenix      DB
611 BROWN & NUTTALL MsRCVS        Jan 1,1988   CHIMNEYS HAILSHAM ROA    HEATHFIELD           EAST SUSSE    TN21 6AD    Nov 3.12   GT
576 BORWN & PADDON                *Jan-691     214 ELM LOW ROAD         WISBECH              CAMBRIDGE     PE14 0DF               VV
234 BROWN SIMPSON & STOBO         Mar-771      10 Drumianrig Square     Hawick               Borders       TD9 0AS     3.2V5.0.4  35
537 BROWNLOW VETERINARY CENTRE    Jul-446      BROWNLOW ROAD            ELLESMERE            SHROPSHIR     0EA         Nov 3.12   GT
173 BUCHAN HOUSE VET. CLINICS     Feb-713      19-21 High Street        Strichen             Grampian      AB43 4SQ    3.2V5.0.2  3
442 BUCHAN HOUSE VET. CLINICS     May-330      29 Finlayson Street      Fraserburgh          Grampian      AB43 5JW    3.2V5.0.2
456 BUCHAN HOUSE VET. CLINICS     May-360      66 York Street           Peterhead            Grampian      AB42 6SP    3.2V5.0.2
691 BUCHANAN FOSTER & BOURNE      Jan-691      24 WEST STREET           SHIPSTON ON STOU     WARWICKSH     CV36 4HD               VV
30  BURGESS & DONALD              Feb-1311     Veterinary Surgeons      58 Argyle Street     INVERNESS     IV2 3BB     3.2V5.0.0  3
727 Burnham House Vet Surgery     Mar-1283     33 Castle Street         Dover                Kent          CT16 1PT    3.2V5.0.2  DB
317 BUTTERCROSS VET CENTRE        Jan-1294     Long Acre                Bingham              Notts         NG13 8AF    2.3.4      35
206 BUTTERCROSS VETERINARY CENTRE Jan-C Master Branch                   Radcliffe-On-Trent   --            NG13 8AF    2.3.4
807 BUTTON CHEETHAM DOUGLAS&ALLAN              THE VETERINARY HOSPITA   169-170 HIGH STREE   LOWESTOFT     NR32 1HU    3.2V5.0.0  DB
307 CALDEW VETERINARY GROUP       Oct-1008     CARLISLE HOUSE           TOWNHEAD ROAD D      CUMBRIA       CA5 7JF     3.2V5.0.0  53
71  CAMBRIDGE UNIVERSITY          *Nil         Dept of Clin Vet Medicin Madingley Road       CAMBRIDGE     CB3 0ES     3.2V5.0.0  3
217 CAMERON & GREIG               Sep-660      Ardmdohr                 Stirling Road        Milnathort    Kinrosshire Dos        35
368 CAMLAS VETERINARY SURGERY     *Nov-530     1A Clive Place           Severn Street Welshp Powys         SY21 7AN    Dos Lev II 3
451 CAMPSIE VETERINARY CENTRE     Aug-835      2 Retreat Avenue         Omagh                N. Ireland    BT79 0HR    3.2V5.0.4  3
146 CANHAM CLINICA VETERINARIA    *Nil         Sitlo Do Torrejao        Areiro 8100 LOULE    Algarve                   NW Life
36  CARNEGIE & LINDSAY            Nov-1296     Capontree Vet Centre     Greenhill Brampton   Cumbria       CA8 1SU     3.2V5.0.2  53
517 CARNEGIE & LINDSAY            Dec-303      Westgate                 HALTWHISTLE          Northumberia  NE49 9AF    3.2V5.0.4  3
216 CARRICK VETERINARY GROUP      Apr-CM       34 Mills Street          Clown Chesterfield   Derbyshire S4 4JN         3.2V5.0.4  53
385 CARRICK VETERINARY GROUP      Apr-1320     93 Newbold Road          Chesterfield         Derbyshire    S41 7PS     3.2V5.0.4  53
46  CASTLE VETERINARY CENTRE      *Dec         The Square               Ellon                Aberdeenshir  AB4 9JB     Dos        5
612 CASTLE VETERINARY GROUP       Jun-720      38 FORE STREET           FRAMLINGHAM          Suffolk       IP13 9DF    Nov 3.20   GT
728 Castle View Vet Clinic                     Belle Isle               Heath Park           Portobello Ro WF1 5NF     3.2V5.0.2  DB
174 CATH WILSON                   *Mar-643     The Surgery              19 Steeple Street    Kilbarchan    Renfrew     Dos        5
613 CATHCART & WINN               Jan-161      LEYTON HOUSE VET CLINIC  HALE ROAD FARNHA     SURREY        GU9 9RB     Nov Lite   GT
729 Catton veterinary Clinic                   294 Constitution Hill    Norwich              Norfolk       NR6 7RF     3.2V5.0.4  DB

730  Cedar Vet Group              Feb-282      69 Christchurch Road      Ringwood              Hampshire     BH24 1DH 2.3.4      OB
731  Cedar Vet Group                           The Ferndown and Westmoor 522 Wimborne Road E   Ferndown Dor  BH22 9N9 2.3.4      DB
732  Cedar Vet Group                           17 Ringwood Road          Verwood               Dorset        BH21 6AA Xenix      DB
328  CEDAR VETERINARY GROUP       Mar-1300     Anstey Lane               Alton                 Hampshire     GU34 2RH 3.2V5.0.2  3
389  CEDAR VETERNIARY GROUP       Mar-C Master New Farm Road             ALRESFORD             Hampshire     SO24 9QW 3.2V5.0.4  3
434  CEDAR VETERINARY GROUP       Oct-362      Chawton End Branch        Winchester Rd Four M  Alton Hants   GU34 5HD 3.2V5.0.4
733  Chalks Road Vet Clinic                    31 Lyndale Road           St George             Bristol Avon  BS5 7AA  2.3.4      DB
734  Charter Vet Surgeons                      16 West Road              Congleton             Cheshire      CW12 4ER Xenix      DB
258 CHASE VETERINARY GROUP        Aug-1311     103/105 London Road       St Leonards On Sea    East Sussex   TN37 6AT 2.3.4      3
296 CHASE VETERINARY GROUP        Aug-CM       89-91 Seaside             EASTBOURNE            Sussex        BN22 7NL 2.3.4      3
366 CHASE VETERINARY GROUP        Feb-403      189 De La Warr Road       Bexhill On Sea        East Sussex   TN40 2JY 2.3.4      3
826 Chess Veterinary Clinic                    97 Uxbridge Road          Rickmansworth         Herts         WD3 2DT  3.2V5.0.5  DB
614 CHESTNUT HOUSE VET CENTRE     Feb-646      88 CHURCH STREET          SUTTON ON HULL        NRTH HUMB     HU7 4TD  Nov 3.12   GT
473 CHESTNUT VETERINARY GROUP     *Mar-1008    1 Hoe Lane                Ware                  Hertfordshire SG12 9LS Vet4000
474 CHESTNUT VETERINARY GROUP     *Mar-CM      77 Fore St                Hertford              Hertfordshire SG14 1AL Vet4000
37  CHESWORTH & CAMERON MsRCVS    *Nil         2 Oldham Road             ROCHDALE              Lancs         OL11 1BU Vetronics  3
566 CHINE HOUSE VETERINARY GROUP  Mar-824      SILEBY HALL COSSINGTON    ROAD SILEBY           LEICESTERSHIRE         Nov 3.11   GT
578 CHIPPING NORTON VET HOSPITAL  May-649      ALBION STREET             CHIPPING NORTON       OXON          OX7 5BN  Nov 3.12   GT
19  CHRIS EVANS MRCVS             Jan-611      Callart College           Victoria Road         Fort William  PH33 68G Dos        5
498 CHRISTOPHER CARTER MRCVS      Oct-900      224 Winchester Road       SHIRLEY               Southampton   SO16 6TL Vet4000
11  CHURCHEND VETERINARY CENTRE   Oct-1090     Trevarthian Road          STAUSTELL             Cornwall      PL25 4BH 3.2V5.0.5  5
45  CINQUE PORTS VETERINARY ASSOC Jul-1033     Rye Veterinary Centre     Cinq Ports Square     RYE           TN31 7AN 3.2V5.0.4  5
357 CINQUE PORTS VETERINARY ASSOC Jul-545      SPRINGFIELD SURGERY       CRANBROOK ROAD        KENT          TN18 5EE 3.2V5.0.4  3
377 CINQUE PORTS VETERINARY ASSOC Jul-309      Station Road              LYDD                  Kent          TN29 9ED 3.2V5.0.4  3
662 CLARKE & MARSHALL             Sep-804      2 HIGH STREET             BERKHAMPSTEAD         HERTFORDS     HP4 2BS  3.2V5.0.4
90  CLAYTON AND COX               Feb-1179     Cleeve Mill Business Park Newent                Gloucestershi GL18 1AZ 3.2V5.0.4  5
113 CLENT HILLS VETERINARY GROUP  Aug-C M      12 Kidderminster Road     Hagley Stourbridge    West Midland  DY9 0QD  3.2V5.0.0
235 CLENT HILLS VETERINARY GROUP  Aug-1336     34 Stourbridge Road       BROMSGROVE            Worcs.        B61 0AE  3.2V5.0.4  53
615 CLEVEDALE VET PRACTICE        Mar-400      THE OLD SAWMILL HOMEF     UPLETHAM REDCAR       CLEVELAND     TS11 8AG Dos?       GT
255 CLIENTS DEMO                  *Nil
251 CLIFFE VETERINARY GROUP       Nov-840      Radstock House            21 Cliffe High Street LEWES E Su    BN7 2AH  *2.3.4     53
735 Clifford & Watts Vet Surgeons              39 Lordword Road          Harborne              Birmingham    B16 9RR  2.3.4      DB
538 CLIFTON VILLA VET SURGERY     Nov-631      CORONATION TERRACE        RICHMOND HILL TR      CORNWALL      TR 13HJ  Nov 3.12   GT
539 CLIFTON VILLA VET SURGERY     Nov-C Master 10 CROSS STREET           CAMBOURNE             CORNWALL      TR 148E  Nov 3.12   GT
362 CLINIC ALIWAL                 Dec-400      6 Barr Street             Whittlesey            Cambridgeshi  PE7 1DA  3.2V5.0.5  3
700 CLINIC BRIDGE                 *Jan-594     THROUGHGATE               DUNSCORE              DUMFRIES      DG2 OUG             VV
831 CLINIC TREFOREST              *MAR-45      DELETE-DUPLICATE OF 814   DELETE                MID GLAMO     CF37 1TD            DB
185 CLYDEVALLEY VETERINARY CENTRE Jun-923      49 Whitelees Road         LANARK                ML 11 7RX              3.2V5.0.2  3






284 COACH HOUSE VET CLINIC        May-917      Burlyns East Woodhay      NEWBURY               Berkshire     RG15 ONU 3.2V4.2    3
668 COASTWAY VETERINARY GROUP     Oct-375      67 HIGH STREET            SHOREHAM BY SEA       Sussex        BN43 5DE 3.2V5.0.0
230 COLIN CHEETHAM VET CENTRE     Feb-1447     Quantock Terrace          The Drove Bridgewate  Somerset      TA6 4BA  3.2V5.0.0  3
231 COLIN CHEETHAM VET CENTRE     Feb-C Master The Veterinary Surgery    Castle Street         NETHER ST     TA6      2.3.4      35
702 COLIN CLARK & ASSOCIATES      Jan          67 MEADROW                FARNCOMBE GODAL       SURREY        GU7 3HF             VV
114 COLLIER & BROCK               May-950      70 Portland Street        Troon                 Ayrshire      KA10 6QU 3.2V5.0.4  3
736 Companion Care Vet Centre                  Crawshaw Hill             Pudsey                leeds         LS28 7BW            DB
630 CONANVET                                   Ard Lair                  Conon Bridge          Dingwall               2.3.4      DB
279 COOK & TIMSON                 May-567      James Street              LOUTH                 Lincolnshire  LN11 OJW Dos Lev II 3
9   COOPER & PARTNERS             Oct-635      VETERINARY SURGEONS       37 MONK STREET        TUTBURY       DE13 9NA Dos        53
472 COOTES VETERINARY CLINIC      Jan- C M     Gatehouse Lane            Burgess Hill          West Sussex   RH15 8XB 3.2V5.0.2  3
338 CORNERSTONE CLOSED            *            8 The Square              Breewood              Staffs        WV10     2.3.4      3
331 CORNERSTONE VET CENTRE        *Apr-1103    Northwood Park Road       Bushbury              Wolverhampt   WV10 8ET 2.3.4      35
76  COUNTY VETERINARY GROUP       *Oct-495     9 Lawton Road             ALSAGER Stoke on Tr   Staffordshire ST7 2AA  X286 2.2.3 5
365 COUTTS & SHACKLETON MsRCVS    Nov-1341     The Veterinary Surgery    15 Shortmead St       Biggleswade   SG18 OAT 3.2V5.0.2
367 COUTTS & SHACKLETON MsRCVS    Nov-C Master The Veterinary Surgery    31 High Street        Sandy Beds    SG19 1AG 3.2V5.0.0  3
523 Coults (Basement Machine)     *            PC Terminal (Unix)        At Biggleswade        -F            -F       3.2V4.2    F
228 CRESCENT VETERINARY CLINIC    Sep-573      The Crescent              MELTON MOWBRAY        LeicestershireLE13 ONF 3.2V5.0.4  3
308 CRICKLADE VETERINARY SURGERY  *Nil         Bath Road                 Cricklade             Wilts         SN6 6AT  2.3.4      53
794 Croft Veterinary Centre                    122 Banbury Road          Brackley              Northamptons  NN13 6BH 3.2V5.0.5  DB
405 CROFT VETERINARY GROUP        Dec-C Master 18 Curzon Street          Maryport              Cumbria       Cumbria  3.2V5.0.0  3
469 CROFT VETERINARY GROUP        Dec-C Master 167 Harrington Road       Workington            Cumbria       CA14 3XD 3.2V5.0.2  3
603 CROMWELL VETERINARY GROUP     Jul-1799     36 ST JOHNS STREET        HUNTINGDON            CAMBRIDGE     PE18 6DD Nov 3.12   GT
616 CROMWELL VETERINARY GROUP                  57 GREAT WHYTE            RAMSEY                CAMBRIDGE     PE17 1HL Nov 3.12   GT
617 CROMWELL VETERINARY GROUP     Feb-CM       WHITE HOUSE VET CLINIC    1 LINCLARE PLACE S    CAMBRIDGE     PE19 8AL Nov 3.12   GT
618 CROMWELL VETERINARY GROUP     Feb-727      UNIT 4 BURLEIGH CENTRE    CONSTABLE ROAD S      CAMBRIDGE     PE17 6EP Nov 3.12   GT
579 CROSSROADS VETERINARY CENTRE  May-749      54 WEST WYCOMBE ROAD      HIGH WYCOMBE          BUCKS         HP11 2LP Nov 3.11   GT
648 CROSSROADS VETERINARY CENTRE  *Nil         351 AMESHAM ROAD          HAZELMERE             BUCKS                             GT
595 D ROLLO MRCVS                 *May-500     3-4 THE CHANDLERY         QUAYSIDE              BERWICK U-    TD15 1HE Vet4000
737 D.C. WOODWARD VET SURGEON     Jan-         SOUTH STREET              ASHBY-DE-LA-ZOUC      LECEISTERS    LE65 1BR 2.3.4      DB
151 D.M TERRY MRCVS               Aug-1754     1/2 Park Street           Anlaby Road           HULL          HU3 2JF  3.2V5.0.4  3
347 D.M TERRY MRCVS               Aug-C Master 16/18 New Village Road    COTTINGHAM            Hull          HU16 4LT 3.2V5.0.4  3
795 Dale Veterinary Clinic                     313 Hesketh lane          Hesketh Bank          Preston Lanc  PR4 6RJ  3.2V5.0.2  DB
115 DALEHEAD VETERINARY GROUP     Oct-950      Station Road              SETTLE                Yorkshire     BD24 9AA 3.2V5.0.2  3
89  DAMORY VETERINARY CLINIC      Oct-1600     Edward Street             BLANDFORD FORUM       Dorset        DT11 7QT 3.2V5.0.4  3
34  DANETREE VETERINARY SURGEONS  *May-50      14 Coxwell Road           Faringdon             Oxon          SN7 7EZ  Dos-HF     3
620 DAVID CUFFE & ASSOCIATES      Jan-594      348 SOUTH LAMBETH ROAD    STOCKWELL             LONDON        SW8 1UQ  Nov 3.12   GT
671 DAVID CUFFE & ASSOCIATES      Dec-146      DO NOT DELETE - NEED      FOR CONTRACTS         LONDON        SW8 1UQ             GT

739 David Finlay Vet Surgeon    Jan-956      176 King Street          Stenhousemuir        Central Scotla   FK5 4HT              DB
740 David Finlay Vet Surgeon    Jan-503      197 Boness Road          Grangemouth          Stirlingshire S  FK3 9BT   2.3.4      DB
575 DAVID PLACE VET HOSPITAL    May-60       8 DAVID PLACE            ST HELIER            JERSEY           JE2 4TD   Nov        GT
649 DAVID PLACE VET HOSPITAL    May-1081     LEODIS VETERNARY SURG    ROUTE DES QUENNE     ST BRELADE       JE3 8FP              GT
738 David Wadsworth Vet Surgeon              94 Norbrack Road         Blackpool            Lancashire       FY5 1RP   *2.3.4     DB
182 DAVIES & EVANS              Aug-642      Bridge Veterinary Clinic Downington LECHLAD   Glos.            GL7 3DL   Dos-6.00   05
567 DAVISON VETERINARY SURGEONS Apr-792      65 ILKESTON ROAD         NOTTINGHAM           NG7 3GR                    Nov 3.11   GT
650 DAVISON VETERINARY SURGEONS *            81 SOUTH ROAD            WEST BRIGFORD        NOTTINGHAM                            GT
651 DAVISON VETERINARY SURGEONS *            101 NOTTINGHAM ROAD      KEYWORTH             NOTTINGHAM                            GT
823 DELETED
741 DENE PARK VETERINARY CENTRE *            1 GREEN PARADE           WHITTON ROAD HO      MIDDLESEX        TW3 2EN   2.3.4      DB
73  DIER & JOHNSTON             May-1181     The Well House           Crowborough Hill     East Sussex      TN6 2SE   3.2V5.0.2  3
643 DONALD KINGSNORTH           Jan-691      CEDAR COTTAGE            2 BRIMSHOT LANE      CHOBHAM S        GH24 8RN  Win NT     VV
684 DONALD KINGSNORTH           Jan-CM       149 GUILDFORD ROAD       LIGHTWATER           WOKING SU        GU18 5RA             VV
95  DONALD MCGREGOR & PTNRS     *Feb585 DD   Veterinary Surgeons      Janet Street         Thurso           KW14 7EG  2.3.2      5
346 DONALDSON & PARTNERS        Jun-868      Maple Street             Aspley Huddersfield  West Yorkshir    HD5 9AX   3.2V5.0.2  3
454 DONALDSON & PARTNERS        Dec-1040     Miry Lane                Thongsbridge         West Yorkshir    HD7 2RY   3.2V5.0.2
663 DONE & STEVENS              Jan-CM       56 HIGH STREET           BRAMPTON             CAMBRIDGE        PE18 8TH             VV
470 DRUMAHOE VETERINARY CLINIC  Jul-819      4 Ardlough road          Drumahoe Londonderr  Co Londonder     BT47 5SW  3.2V5.0.4
85  DRYFE VETERINARY GROUP      *Nil         Veterinary Surgeons      34 Townhead Street   LOCKERBIE        DG11 2AE  Dos        5
84  DUMMY (ABBEY SHALESMOOR)    *Nov-921     300 Shalesmoor           Sheffield            South Yorkshi    S3 8UL    3.2V5.0.0  3
112 DUMMY (OLD MINTERN & HILL)  *            46 Maidon Road           Great Baddow         Chelmsford       CM2 7DN   2.3.4      5
742 Dunbar Vet Hospital                      1 Dunbar Raod            Talbot Wood          Bournemouth      BH3 7AY   3.2V5.0.5  DB
670 DUNCAN MASSON & ROBERTSON  *Jan-691     ROBERTSON PLACE          FORRES               MORAYSHIR        IV36 0EU             VV
66  DUNDAS VETERINARY GROUP     *Nil         99 Dundas Street         Edinburgh            EH3 6SD                    2.3.1      3
447 DUNELM VETERINARY GROUP     Nov-557      16 Giesgate              Durham               Co Durham        DH1 1JA   Vet4000
122 E BRANDER MRCVS             Dec-631      Veterinary Surgeon       20 Balfron Rd KILLEA Glasgow          G63 9NJ   VET4000    5
743 E.C. Straiton & Ptns        Jan-718      Cannock Road             Penkridge            Staffordshire    ST19 5RY  2.3.4      DB
583 EAGLE VETERINARY GROUP      Sep-929      THE VETERINARY SURGER    NORWICH ROAD HA      SUFFOLK          IP19 8HY  Nov 3.11   GT
74  EASTCOTT VETERINARY CLINIC  Jul-1346     59 Bath Road             Swindon              Wiltshire        SN1 4AU   3.2V5.0.0  53
298 EASTFIELD VETERINARY CLINIC Mar-1000     Station Road             Nth Thoresby Grimsby Humberside       DN36 5OU  3.2V5.0.4  3
499 EASTFIELD VETERINARY CLINIC Oct-396      86 Hardys Road           Cleethorpes          Lincolnshire     DN35 0DW  3.2V5.0.4  3
43  EASTGATE VETERINARY GROUP   Sep-1100     Cotton Lane              BURY ST EDMUNDS      Suffolk          IP33 1XW  3.2V5.0.4  6
380 EASTGATE VETERINARY GROUP   Sep-471      31 Bury Road             THETFORD             Suffolk          IP24 3AW  3.2V5.0.4  53
661 EASTGATE VETERINARY GROUP   Sep-325      RIVERSIDE VET CLINIC     MILDENHALL           SUFFOLK          IP28 7DP  3.2V5.0.4
318 ED                          *Nil         DO NOT USE THIS RECORD   SEE RECORD 146       Algarve                    Dos
267 EDDY WILLIAMSON & PTS       *Jul-698     DO NOT USE!!!!           Branch Closed        MIDSOMER         BA3 2OE   2.3.4      53
33  EDWARDS & GLAS              May-495      Regency House            Bow Street Langport  Somerset         TA10 9PS  Dos        3

606 EDWARDS & JOSE MRCVS        Jul-600      THE SURGERY              THE SQUARE GILLIN    DORSET           SP8 4NA   PowerLan   GT
744 Elm Cottage Vet Centre                   28 Outland Road          Plymouth             Devon            PL2 3DF   3.2V5.0.2  DB
321 ELMS VETERINARY CENTRE      Feb-528      30 Gloucester Street     FARINGOON            Oxfordshire                Dos Lev H  3
540 ENDELL VETERINARY GROUP     Jul-670      49 ENDLESS STREET        SALISBURY            WILTSHIRE        SP13U     Nov 3.11   GT
363 EQUINE VETERINARY CLINIC    *Feb 420     Greyfriars Farm          Hogs Back Puttenham  Guildford        GU3 1AQ   Dos        3
38  EQUIPET VETERINARY CLINIC   Dec-1040     Nicci Street             KIRKCALDY            Fife             KY1 1RF   3.2V5.0.4  3
588 EQUIPET VETERINARY CLINIC   Aug-375      HIGH STREET              BURNTISLAND          FIFE                       3.2V5.0.0  3
396 ESK VALLEY VETERINARYSURGERYOct-900      Veterinary Surgeon       21 Eskbank Road      Dalkeith         EH22 1HG  3.2V5.0.2  3
508 EXETER VETERINARY CENTRE    Oct-482      15 Exeter Street         BOURNE               Lincolnshire     PE10 9NW  Vet4000
65  EYE VETERINARY CLINIC       Jan-888      Moreton Eye              LEOMINSTER HFDS      --               FROM BDS  3.2V5.0.5  5
140 F NOBLE & J CARR MRCVS      Jun-1057     Teignmouth Veterinary SurMaudlin Drive Teignm Devon            TN14 6RU  3.2V5.0.4  5
276 F NOBLE & J CARR MRCVS      Jun-CM       46 Park Road             DAWLISH              Devon            EX7 9LL   3.2V5.0.4  53
746 Fair Lane Vet Centre                     Carmarthan               Dyfed                Wales            SA31 1RX  Xenix      DB
167 FAIRVIEW VETERINARY CENTRE  Jan-580      36 High Street           New Deer Turriff     Aberdeenshir     AB4 8SX   Dos        5
428 FELLSIDE VETERINARY GROUP   *Oct-508     Cowgarth Hill            Stanhope-In-Weardale Co Durham        DL13 2PA  Dos        3
301 FENTON VETERINARY PRACTICE  Oct-1056     21 Portfield             HAVERFORDWEST        Dyfed            SA61 1BN  3.2V5.0.0  3
747 FIELDING & CUMBER VET SURGS              176/178 Cickerell Road   Weymouth             Dorset           DT4 0QR   3.2V5.0.4  DB
748 FIELDING & CUMBER VET SURGS              7 South Walks Road       Fordington Green     Dorchester D     DT1 1ED              DB
354 FITZALAN HOUSE VET GROUP    Sep-C Master 11 Sea Lane              East Preston         Sussex           BN16      *2.3.4     3
355 FITZALAN HOUSE VET GROUP    Sep-C Master 2 Church Hill            Angmering            W Sussex         BN16 4EG  *2.3.4     3
356 FITZALAN HOUSE VET GROUP    Sep-C Master 6A River Road            Arundel              W Sussex         BN18 9DH  *2.3.4     3
353 FITZALAN HOUSE VET GROUP    Sep-1760     31 Fitzalan Road         LITTLEHAMPTON        W Sussex         BN17 5ET  *2.3.4     3
680 FOREST LODGE VET CENTRE     *Jan-894     THE SQUARE               LEWES ROAD FORE      EAST SUSSE       RH18 5ES             VV
541 FOREST LODGE VET PRACTICE   Nov-908      14 BARTON COURT ROAD     NEW MILTON           HAMPSHIRE                  Nov 3.11   GT
542 FOREST LODGE VET PRACTICE   Nov-C Master 86 MILFORD ROD           PENNINGTON LYMIN     HAMPSHIRE                  Nov 3.??   GT
749 Forest Vet Clinic           Mar-337      7 Park Road              Fordingbridge        Hampshire        SP6 1EQ   2.3.4      DB
202 FOSTER & SEWARD MSRCVS      Sep-1094     90 Winchester Road       BASINGSTOKE          Hampshire        RG21 1UH  2.3.2      53
44  FOUR CROSSES VET. SURGERY   Apr-424      Hafod Offa               Four Crosses         LLANYMYNE        Powys     Dos        5
203 FOUR DALES VET  PRACTICE    Oct-850      Station Road             Helmsley             North Yorkshi    YO6 5BZ   3.2V5.0.4  53
486 FOUR DALES VET PRACTICE     Aug-1056     4 Howe End               Kirkbymoorside       York             YO6 BD    3.2V5.0.4
488 FOUR DALES VET PRACTICE     Aug-C Master The Old Police House     Market Place Easingw North Yorkshi    YO61 3AD  3.2V5.0.4
604 FOXGROVE VETERINARY CENTRE  Jul-779      8 FOXGROVE ROAD          BECKENHAM            KENT             BR3 2AT   Nov 3.11   GT
597 FRANCIS & HERDMAN MsRCVS.   Jul-584      MILFORD FARM MILL STRE   BAKEWELL             DERBYSHIR        DE45 1DX  Nov 3.11   GT
672 FRANCIS & HERDMAN MsRCVS.   Card 597     DO NOT DELETE - NEED     FOR CONTRACTS        DERBYSHIR        DE45 1DX  Nov        GT
750 Frank Tobin Vet Surgeons                 12 Orchard Road          Malton               North Yorkshi    YO17 0BH  ??????     DB
564 FRESH ACRE VETERINARY SURGEYApr-982      FLAGGONERS GREEN         BROMYARD             WORCESTERSHIRE             Nov 3.11   GT
543 FRY USHER AND EDWARDS       *Nil         THE VETERINARY CENTRE    DRUMP ROAD REDR      CORNWALL         TR15      Dos ?      GT
57  G AUSTIN MRCVS              Dec-910      Kerswill House           Fardel IVYBRIDGE     Devon            PL21 9HT  3.2V5.0.0  3

212    G AUSTIN MRCVS                     Dec-C Master                                       Laptop
457    GABLES VETERINARY GROUP            *Nov-396           78 Bromyard Road                St Johns
123    GATEHOUSE VET HOSPITAL             Jun-1373           Lavister                        Rosset
192    GATEHOUSE VET HOSPITAL             Jun-C Master       2 Long Lane Hoole               Chester
193    GATEHOUSE VETERINARY HOSPITAL      Jun-C Master       Lavister (Pen-Y-Bryn)           Rosset
568    GAYTON VETERINARY GROUP            May-420            GAYTON HOUSE                    40 HATCHLANDS RO
341    GELE VETERINARY CENTRE             Jun-635            The Veterinary Surgery          Llanfair Road Abergel
432    GEORGE & PARTNERS                  Sep-1500           Lady Dane Veterinary Cen.       Graveney Road Faver
521    GEORGE & PARTNERS                  *                  Toachim House  South Road       Faversham
621    GIBSONS VETERINARY HOSPITAL        Sep-892            BRAUNSTON ROAD                  OAKHAM
46     GILMOOR VETERINARY CLINIC          Dec-1513           37 Marshall Terrace             Gilesgate
386    GILMOOR VETERINARY CLINIC          Dec-C Master       81 Durham Road                  Spennymoor
699    GILMORE SURGERY                    Jan-691            8 PARK ROAD                     KINGSTON
8      GIRLING & BOWDITCH                 Feb-869            8 THE SQUARE                    BEAMINSTER
481    GLENBURN VETERNINARY CLINIC        May-660            7 Nutts Corner Road             Crumlin
544    GLENLEIGH VET PRACTICE             Apr-786            58 WINGFIELD ROAD               TROWBRIDGE
136    GOLDEN VALLEY VET HOSP             Aug-1685           Nailsea Park                    Nailsea
384    GOLDEN VALLEY VET HOSP             Aug- C M           The Vinery                      Chew Magna
681    GOOD COMPANIONS VET CLINIC         *Jan-510           THE MALTINGS                    ROYDON ROAD STA
506    GRANT NORRIE & ALMOND              Feb-1236           Oaklands                        Park Street
511    GRANT NORRIE & ALMOND              Feb- CM            Forest House                    Northend Bedale
600    GREEN & TONG VETERINARY SURG.      Jul-501            FELLOWS FARM                    ABBOTS RIPTON
682    GREEN PASTURES VET SURGERY         *Jan               MOOR LANE WORLE WEST            SUPER MARE
199    GREENBAY VETERINARY SURGERY        *Sept 485          34 Walnut Road                  Torquay
266    GREENMOUNT VETERINARY CLINIC       Jun-693            72 Gilford Road                 Portadown
215    GREENWOOD VETERINARY CLINIC        Dec-359            64 The Greenway                 Uxbridge
241    GREENWOOD VETERINARY CLINIC        Jun-751            90 Swakeleys Road               Ickenham
244    GREENWOOD VETERINARY CLINIC        Aug-400            102 Nield Road                  Hayes
262    GREENWOOD VETERINARY CLINIC        *Mar-490           21 Lady Margaret Road           SOUTHHALL - CLOSE
401    GREENWOOD VETERINARY CLINIC        Aug-400            Derwent Drive                   Hayes End
402    GREENWOOD VETERINARY CLINIC        Aug-375            Clifton Ctge 58 Lower Rd        Chalfont St Peter
510    GREENWOOD VETERINARY CLINIC        Dec-394            59 Station Approach             South Ruislip
431    GROVE VETERINARY SURGERY           Aug-766            231 Rawlinson Street            Barrow in Furness
380    HADRIAN VETERINARY GROUP           *Feb-1179          Dene Avenue                     Hexham
121    HAFREN VETERINARY GROUP            *May-729           LLanidloes Road                 NEWTOWN
131    HALE VETERINARY GROUP              Feb-92             19 Langley Road                 Chippenham
186    HALL COURT VET. GROUP              Jul-908            1 St Leonards Close             Dinnington Sheffield
198    HALL COURT VET. GROUP              Aug-497            227B Handsworth Road            Handsworth

212    G AUSTIN MRCVS                     -                 -             3.2V5.0.0       3
457    GABLES VETERINARY GROUP            Worcester         HR8 2DH       3.2V5.0.2
123    GATEHOUSE VET HOSPITAL             WREXHAM           LL12 0DF      2.3.4           5
192    GATEHOUSE VET HOSPITAL             Cheshire          CH2 2PD       Dos             5
193    GATEHOUSE VETERINARY HOSPITAL      WREXHAM                         Vet4000         5
568    GAYTON VETERINARY GROUP            REDHILL SURREY                  Dos ?           GT
341    GELE VETERINARY CENTRE             Clwyd             LL22 8DH      Dos Lev II      3
432    GEORGE & PARTNERS                  Kent              ME13 8UR      Vet4000
521    GEORGE & PARTNERS                  Kent              ME13 7LR      3.2V5.0.4
621    GIBSONS VETERINARY HOSPITAL        RUTLAND           LE15 6LD      Nov 3.2         GT
46     GILMOOR VETERINARY CLINIC          DURHAM            DH1 2HX       3.2V5.0.2       3
386    GILMOOR VETERINARY CLINIC          Co.Durham         DL16 6JW      3.2V5.0.2       3
699    GILMORE SURGERY                    SURREY            KT2 6BN                       VV
8      GIRLING & BOWDITCH                 DORSET            DT8 3AW       2.3.4           53
481    GLENBURN VETERNINARY CLINIC        Co Antrim         BT29 4BW      3.2V5.0.4
544    GLENLEIGH VET PRACTICE             WILTSHIRE BA14                  Nov 3.12        GT
136    GOLDEN VALLEY VET HOSP             BRISTOL           BS19 1BD      3.2V5.0.2       5
384    GOLDEN VALLEY VET HOSP             Nr Bristol        BS18 8RD
681    GOOD COMPANIONS VET CLINIC         ABBOTS HE         SG12 8HG                      VV
506    GRANT NORRIE & ALMOND              MASHAM N Y        HG4 4HN       3.2V5.0.4
511    GRANT NORRIE & ALMOND              North Yorks       DL8 1AF       3.2V5.0.4
600    GREEN & TONG VETERINARY SURG.      HUNTINGDO         PE17 2LH      Dos ?           GT
682    GREEN PASTURES VET SURGERY         SOMERSET          BS24 7LA                      VV
199    GREENBAY VETERINARY SURGERY        Devon TQ2 6HS                   Xenix           P-
266    GREENMOUNT VETERINARY CLINIC       Co Armagh         BT63 5HT      3.2V5.0.2       3
215    GREENWOOD VETERINARY CLINIC        Middlesex         UB8 2PL       2.3.4           53
241    GREENWOOD VETERINARY CLINIC        Middlesex         UB10 8BB      3.2V5.0.4
244    GREENWOOD VETERINARY CLINIC        Middlesex         UB3 1SH       2.3.4           53
262    GREENWOOD VETERINARY CLINIC        Middlesex         UB1 2PJ       2.3.2           35
401    GREENWOOD VETERINARY CLINIC        Middlesex         -             2.3.4           35
402    GREENWOOD VETERINARY CLINIC        Buckinghams       SL9 9AA       2.3.4           35
510    GREENWOOD VETERINARY CLINIC        Middlesex         HA4 6SL       2.3.4
431    GROVE VETERINARY SURGERY           Cumbria           LA14 1DW      Vet4000         3
380    HADRIAN VETERINARY GROUP           Northumberla      NE46 1HJ      2.3.4           3
121    HAFREN VETERINARY GROUP            Powys             SY16 1HA      2.3.4           5
131    HALE VETERINARY GROUP              Wiltshire         SN16 1BS      3.2V5.0.0       3
186    HALL COURT VET. GROUP              South Yorkshi     S31 7RL       3.2V5.0.0       3
198    HALL COURT VET. GROUP              Sheffield         S13 9BJ       3.2V5.0.0

23     HAMPTON VETERINARY GROUP           Jun-629            Hampton Heath                 MALPAS
799    Hart Veterinary Center                                Browning Drive                Kings Meadow
752    Haverlock House Vet Surgery                           106 Dover Road                Folkestone
753    Haven Vet Hospital                                    35 Holland Road               Clacton On Sea
754    Haven Vet Practice                                    138 Elm Tree Avenue           Walton-On-the-Naze
236    HAVEN VETERINARY GROUP             Nov-1197           1 James Street                LLANELLI
622    HAVEN VETERINARY SURGEONS          Mar-792            BRIDGEFOOT STEAM MILL         LANE SOUTH TOWN
673    HAVEN VETERINARY SURGEONS          Jan-77             DO NOT DELETE - NEED          FOR CONTRACTS
200    HAWTHORNE LODGE VET. SURGERY       Oct-1152           1 Old Parr Road               Banbury
170    HAYDON VETERINARY GROUP            Feb-1000           Haydon House                  83 West Allington
125    HAYHURST & JONES                   Sep-803            Wern Veterinary Centre        Greenfield Road RUT
105    HEATH VETERINARY CLINIC            Jul-963            9 HIGH STREET                 HURSTPIERPOINT
91     HEATH VETERINARY SURGERY           Mar-36             Veterinary Surgeons           326 Whitchurch Road
344    HEATH VETERINARY SURGERY           Mar-C Master       Veterinary Surgeons           291 Cyncoed Road
375    HEATH VETERINARY SURGERY           Mar-C Master       123/5 Heol-Y-Deri             RHIWBINA
755    Heathfield Vet Hospital            *                  148 Heath Road                Twickenham
686    HENLEY HOUSE VET CENTRE            Jan-CM             2 LONDON ROAD                 UCKFIELD
372    HEY & GREENWOOD                    Dec-1294           9 Holly Lane                  Rufford Ormskirk
373    HEY & GREENWOOD                    Dec-C Master       127 Wennington Road           Southport
687    HIGHERTOWN VET CLINIC              Jan-691            23 HIGHER TOWN                TRURO
495    HILLSIDE VETS                      Sep-900            146 Crewe Road                NANTWICH
329    HOLLYCROFT VETERINARY CENTRE       *Mar-607           Roston Drive                  Hollycroft Est. Hinckley
624    HOLME LACY COLLEGE                 *Dec-421           HOLME LACY                    HEREFORD
724    HOSPITAL BOOTH                                        Dietary Department            Charlestown Road
623    HOSPITAL GALEMIRE                  Dec-511            GALEMIRE                      CLEATOR MOOR
351    HOWE STARNES & GATWARD             Aug-1124           Fairfield House               Uckfield
756    HUBBARD & WILLIAMS VET SURGS                          Cibyn Veterinary Centre       Llanberis Road
532    HUGHES-PARRY & ASSOCIATES          Apr-1077           34 High Street                Longstanton
626    HUTCHISON DUNLOP & BAIRD           Sep-968            THE VETERINARY CENTRE         HALLFIELD LANE WE
816    I HAWORTH MRCVS                                       66/68 Mill Lane               Macclesfield
25     IAN PEEK MRCVS                     Jan-606            6 Golden Sqaure               Duns
332    ICKNIELD VETERINARY GROUP          Apr-32             25 Princes Street             Dunstable
333    ICKNIELD VETERINARY GROUP          Apr-C Master       367 Luton Road                Harpenden
334    ICKNIELD VETERINARY GROUP          Apr-C Master       1 Brook Street                Luton
625    INGRAM HOPKINSON                   Oct-1019           16 NOTTINGHAM ROAD            ALFRETON
757    Island Vet Clinic                                     132 Lichfield Road            Stafford
573    J A O DAVIES MRCVS                 Apr-607            TRE'R GELLI                   3 OXFORD RD HAY
586    J GRIEVE MRCVS                     *June-670          89A CHERRY HINTON ROAD        CHERRY HINTON

23     HAMPTON VETERINARY GROUP         Cheshire          SY14 8JW        3.2V5.0.4     5
799    Hart Veterinary Center           Bicester Oxfor    OX6 8XL         3.2V5.0.4     DB
752    Haverlock House Vet Surgery      Kent              CT20 1NN                      DB
753    Haven Vet Hospital               Essex             CO15 6EH        2.3.4         DB
754    Haven Vet Practice               Frinton Essex     CO13 0AR        2.3.4         DB
236    HAVEN VETERINARY GROUP           Carmarthensh      SA15 1DU        3.2V5.0.4     53
622    HAVEN VETERINARY SURGEONS        GREAT YAR         NR31 0HP        Nov 3.12      GT
673    HAVEN VETERINARY SURGEONS        GREAT YAR         NR31 0HP                      GT
200    HAWTHORNE LODGE VET. SURGERY     Oxfordshire       OX16 8HT        3.2V5.0.2     3
170    HAYDON VETERINARY GROUP          Bridport          Dorset DT6      3.2V5.0.4     3
125    HAYHURST & JONES                 Clwyd             LL15 1EY        3.2V4.2       35
105    HEATH VETERINARY CLINIC          BRIGHTON          BN6 9TT         3.2V5.0.2     5
91     HEATH VETERINARY SURGERY         CARDIFF           CF4 3NG         3.2V5.0.4     5
344    HEATH VETERINARY SURGERY         Cardiff           CF2 6PA         3.2V5.0.4     5
375    HEATH VETERINARY SURGERY         Wales             CF2 6AP         3.2V5.0.4     5
755    Heathfield Vet Hospital          Middlesex         TW1 4BN         2.3.4         DB
686    HENLEY HOUSE VET CENTRE          EAST SUSSE        TN22 1HX                      VV
372    HEY & GREENWOOD                  Lancashire        L40 1SH         3.2V5.0.4
173    HEY & GREENWOOD                  Lancashire        PR9 7AF         3.2V5.0.4
687    HIGHERTOWN VET CLINIC            CORNWALL          TR1 3QE                       VV
495    HILLSIDE VETS                    Cheshire          CW5 6NB         3.2V5.0.5
329    HOLLYCROFT VETERINARY CENTRE     Leics.            LE10 0XP        Dos Lev II    3
624    HOLME LACY COLLEGE               WORCESTE          HR2 6LL                       GT
724    HOSPITAL BOOTH                   Blackley Manche                   ????          DB
623    HOSPITAL GALEMIRE                CUMBRIA           CA25 5QX        Dos ?         GT
351    HOWE STARNES & GATWARD           East Sussex       TN22 5DG        2.3.4         3
756    HUBBARD & WILLIAMS VET SURGS     Caernarfon G      LL55 2HH        3.2V5.0.4     DB
532    HUGHES-PARRY & ASSOCIATES        Cambridge         CB4 5BS         3.2V5.0.4
626    HUTCHISON DUNLOP & BAIRD         WEST YORK         LS22 6JU        Nov 3.11      GT
816    I HAWORTH MRCVS                  Cheshire          SK11 7NR        Xenix         DB
25     IAN PEEK MRCVS                   Berwickshire      TD11 3AW        3.2V5.0.4     3
332    ICKNIELD VETERINARY GROUP        Bedfordshire      LU6 3AS         3.2V5.0.4     35
333    ICKNIELD VETERINARY GROUP        Hertfordshire     AL5 3LZ         3.2V5.0.4     35
334    ICKNIELD VETERINARY GROUP        Bedfordshire      LU3 1DS         3.2V5.0.4     35
625    INGRAM HOPKINSON                 DERBYSHIR         DE55 7HL        Nov 3.11      GT
757    Island Vet Clinic                Staffordshire     ST17 4LE        3.2V5.0.2     DB
573    J A O DAVIES MRCVS               POWYS                             Dos ?         GT
586    J GRIEVE MRCVS                   CAMBRIDGE                                       GT

224 J HEWITT                               1 Burns Court            Eaton Ford ST NEOT     Cambs         PE19 3RS
29  J JOHNSON MRCVS               Jan-908  Oakhill Vet Centre       Langley Lane Gooshan   PRESTON       Lancs        3.2V5.0.4  35
430 J KIRK & ASSOCIATES           *Oct605  Highfield Eastgate       Sleaford               Lines         NC34 7EE     Vet4000    3
124 J KNOTT                       *Nil     Upper Hookpit Farmhouse  Worthy Down Lane       KINGSWORT     SO21 2RR     Dos        5
605 JV MURPHY MRCVS               Jul-749  52 CLARENDON STREET      LEAMINGTON SPA         WARWICKSH     CV32 4PE     Nov 3.12   GT
324 J WATKINSON                   Dec-749  Hollin Rigg              Middleham Road Leyb    North Yorks   DL8 5HD      3.2V5.0.0  3
61  JACKSON MRCVS                 Jan-1298 Veterinary Surgeons      Toft Lodge Raskelf R   EASINGWOL     YO6 3LA      3.2V5.0.0  3
403 JEDDAH VETERINARY CLINIC      *Nil     P.O. Box 4553            Jeddah 21412           Saudi Arabia               Dos
418 JOEL STREET VET CLINIC        Jun-777  Joel Street Farm         Pinner                 Middlesex     HA5 2PD      3.2V5.0.0  3
292 JOHN'S MACHINE (SALES3)       *                                                                                   3.2V4.2
758 JSW & M Glassbrook                     1/3 King Street          Leyland                Preston Lanc  PR5 1LE      3.2V5.0.2  OB
102 JULIAN HUDSON MRCVS           *Dec-330 7 Skelty Avenue          Skelty                 SWANSEA       SA2 OTE      Dos        5
509 JULIE HIMS                    Oct-594  Veterinary Surgery       67 High Street Rocost  UTTOXETER     ST14 5JU     VET4000
694 K R BALMER                    Jan-461  45 WHITE HART LANE       BARNES                 LONDON        SW13 OPU                VV
376 KEBIR HOUSE VETERINARY GROUP  Jan-105  Kebir House 17A East Rd  Northatlerton          N. Yorks.     DL6 1NP      3.2V5.0.2  ?
627 KENWOOD VETERINARY SURGERY    Feb-746  8 STATION CLOSE          DAVENTRY               NORTHANTS     NN11 5AG     Nov 3.12   GT
545 KINGSTON VETERINARY GROUP     Apr-689  KINGSTON HOUSE           LONG STREET SHER       DORSET DT9    308          PowerLan   GT
134 KINGSWAY VETERINARY CENTRE    Oct-1627 73 Otley Road            Skipton                N. Yorks      BD23 1HJ     3.2V5.0.2  5
297 KINGSWAY VETERINARY CENTRE    Oct-CM   27A Skipton Road         Silsden                N. Yorks      BD20 9LB     3.2V5.0.2
232 KITTO & TREMAIN               Jun-1191 1 Farm Mill Lane         Witney                 Oxfordshire   OXB 6BJ      3.2V5.0.0  3
81  LANE & MURRAY MsRCVS          May-600  1 Guy Street             Leamington Spa         Warks                      2.2.3      5
107 LANSDOWN VETERINARY SURGEONS  May-1735 Clockhouse Vet Hospital  Walbridge STROUD       Gloucestershi GL5 3JD      3.2V4.2    5
502 LANSDOWN VETERINARY SURGEONS  Nov-368  Branch Machine           Willesley              Gloucestershi GL6 8QU      3.2V5.0.4
39  LEADON VALE VETERINARY CENTRE Jul-1254 Lower Road Trading       Ledbury                Herefordshire HR0 2DH      3.2V5.0.0  5
                                           Estate
760 Lewis-Jones & Associates               5 High Street            Honiton                Devon         EX14 8PR     ???        DB
664 LINDEN HOUSE VET CENTRE       Sep-804  22A Victoria Road        Diss                   Norfolk       Ip22 3Hw     3.2V5.0.4
388 LINGFIELD LODGE VET CENTRE    Jan-891  EDENBRIDGE               KENT                   TN8 5QS                               VV
172 LINKS VETERINARY GROUP        *Feb-595 Court Street             HADDINGTON             East Lothian  EH41 3NP     X2862.3.2  5
278 LOVE-JONES KILLEN & DAWSON    Sep-1560 615 Wells Road           Whitchurch Bristol     Avon          BS14 9BE     *3.2V5.0.0 3
433 LOVE-JONES KILLEN & DAWSON    Sep-C    15 Duckmore Road         Ashton                 Bristol       BS3 2DD      3.2V5.05
                                  Master
761 Lynwood Vet Hospital          May-     Station Road             Wimborne Minster       Dorset        BH21 1RQ     3.2V5.0.4  DB
762 Lynwood Vet Hospital          May-     Unit 6/7                 Leanne Business Centr  Wareham Do    BH20 4DY     2.3.4      DB
701 M L B WILLIAMS                Jan-700  47 OTTO TERRACE          SUNDERLAND             TYNE & WEA    SR2 7LP                 VV
138 MACKIE & BRECHIN              *Nil     New Mains Road           KIRKLISTON             West Lothian  EH29 9AE     Dos        D5
764 MACLEOD ALLAN & TAYLOR VETS            Sommet Vert              Route des Gentes       St. Brelade   Channel Isla 3.2V5.0.5  DB
                                                                                           Jan
765 MACLEOD ALLAN & TAYLOR VETS   Feb-614  Ballantree               St mary                Jersey        Channel Isla 3.2V5.0.5  DB
763 Macleod Allen & Taylor Vets            Oak Farm Veterinary      Rue Du Hocq            St. Clement   Channel Isla 3.2V5.0.4  DB
                                           Surge                                           Je
72  MACQUEEN VETERINARY CLINIC    Jan-1089 57 New Park Street       Devizes                Wiltshire     SN10 1DP     3.2V5.0.2  3

164 MAGUIRE LAWRIE & LAWRIE       Sep-1200 26 Griffiths Street      FALKIRK                Stirlingshire              3.2V5.0.4  35
342 MAGUIRE LAWRIE & LAWRIE       Dec-388  55 Main Street           Cumbernauld            Strathclyde   G67 2RT      3.2V5.0.4  3
484 MAINSTONE VETERINARY CLINIC   Apr-792  Mainstone                Romsey                 Hampshire     SO51 6BA     3.2V5.0.4  3
665 MAINSTONE VETERINARY CLINIC   Sep-325  19 Fleming Avenue        North Baddesley        Southhampto   S052 9EJ     3.2V5.0.4
175 MANDEVILLE VETERINARY HOSP    Mar-1363 15 Mandeville Road       Northolt               Middlesex     UB5 5HD      3.2V5.0.2  3
436 MANOR VETERINARY CLINIC       *Jan-595 20 Manor Road North      Hinchley Wood ESHE     Surrey        KT10 0SH
628 MARSHALL & TILL MsRCVS        Sep-910  134 OSMASTON ROAD                               DERBY         DE1 2RF      Nov 3.12   GT
629 MARSHALL & TILL MsRCVS        Sep-702  20 CAMPBELL STREET       BELPER                 DERBY         DE56 1AP     Nov 3.11   GT
703 MARTIN GIBBS                  *Jan-691 59 MIDDLE STREET         BROCKHAM               SURREY        RH3 7HW                 VV
582 MARTIN GRACE MRCVS            May-744  277 WOODBOROUGH ROAD     NOTTINGHAM             NG4 4JU                    Nov 3.11   GT
678 MARTIN GRACE MRCVS            May-CM   28-28 STATION ROAD       CARLTON                NOTTINGHA     NG4 3AX                 GT
766 McCaig & Davies                        Putlands Vet Surgery     Maldstone Road         Paddock Woo   TN12 6DZ     3.2V5.0.4  DB
767 McCaig & Davies                        The Vet Surgery          Northumberland Road    Maldstone Ke  ME15 7LN                DB
585 MCKEATING & LEHNER & SOMMERS  Jun-893  THE VETERINARY HOSPITA   RYE STREET BISHO       STORTFORD     HERTS CM2    Nov 3.11   GT
169 MCTAGGART VETERINARY GROUP    Feb-801  47 Vennel Street         Dairy                  Ayrshire                   Dos Lev II 5
689 MEADOW LANE VET CENTRE        Jan-1020 9 MEADOW LANE            LOUGHBOROUGH           LEICESTERS    LE11 1JU                VV
698 MEARLEY VETERINARY GROUP      Jan-691  THE VETERINARY SURGER    KENYN ST. ACCRING      LANCASHIR     BB5 1BE                 VV
450 METCALFE & HURN               Nov-525  The Surgery              Cupplesfield Bainbridg Leyburn NY    DL8 3HA      Vet4000
213 MIDSUMMER VET. SURGERY        May-1174 25 Hamilton Road         Cambridge              Cambs         CB4 18P      3.2V5.0.2  35
295 MIDSUMMER VET. SURGERY        *                                 Laptop                 Cambs         CB4 1BP      3.2V5.0.2
47  MILDMAY VETERINARY CENTRE     Aug-1379 77 Eastgate Street       WINCHESTER             Hampshire     S023 BDZ     3.2V5.0.0  3
183 MILDMAY VETERINARY CENTRE     Aug-C    20A Hill Road            Oakley                 Hampshire                  3.2V5.0.4  5
                                  Master
526 Mildmay Veterinary Clinic     *        13 Winchester Street     Overton                Hampshire     CB4 5BS      3.2V5.0.4
304 MILFEDDYGON BODRWNSIWM VETS   Oct-636  Bodrwnsiwn               Rhoeneigr              Anglesey      LL63 5SG     Dos Lev II 3
12  MILL HOUSE VET SURGERY        Nov-03   20 Tennyson Avenue       Kings Lynn             Norfolk       PE30 2QG     3.2V5.0.5  3
690 MILL STREAM VET CLINIC        Jan-594  97 HIGH STREET           BOTLEY SOUTHAMP        HAMPSHIRE     SO30 2EF                VV
316 MILLBURN VETERINARY PRACTICE  Dec-704  135 Millburn Road        COLERAINE              Co. Londonder BT52 1QY     3.2V5.0.2  7
158 MillCroft Veterinary Group    Dec-1612 Wakefield Road           Cockermouth            Cumbria       CA1 30HR     3.2V5.0.5  3
188 MINSTER VETERINARY CENTRE     Aug-730  Orchard Lodge Newark Rd  Southwell              Nottinghamsh  NG25 0ES     3.2V5.0.4  3
339 MINTERN & HILL McRCVS         *Feb 626 295 Broomfield Road      Broomfield             Chelmsford    CM1 4DU      2.3.4      5
441 MINTERN & HILL MsRCVS         *Nil     Partridge Green Cottage  Broomfield             Chelmsford    CM1 7EY      2.3.4
222 MIRAMAR VETERINARY CENTRE     Mar-1420 15 Holt Road             Sheringham             Norfolk       NR26 8NA     3.2V5.0.2  3
427 MIRAMAR VETERINARY CENTRE     Mar-C    46 High Street           Overstrand             Norfolk       NR26 8NA     3.2V5.0.4  3
                                  Master
180 MISS BRANCKER                 *Nil     38 Streetly Lane         Sutton Coldfield       W. Midlands   675 4TU      Dos        3
310 MISS KWOK                     *Aug-756 15 Vicarage Road         NORTHAMPTON            NN5 7AX                    2.3.4      5
171 MOORCROFT VETERINARY PRACTICE *Nil     223 Dorchester Road      WEYMOUTH               Dorset        DT3 5EH      Dos        5
630 MOORLAND VETERINARY CENTRE    Dec-595  ST. LUKES HOUSE          VICARAGE ROAD LE       STAFFORDS     ST13 6AS     Nov 3.12   GT
144 MR. BOND                      Jul-495  Durfold College          Durfold Hill Dorking R Warnham Su    RH12 3RY     Vet4000    3


7   Mr BUCHANAN               Oct-1500     77 Princess Road        URMSTON                Manchester       M31 3SU    3.2V5.0.4  3
8   Mr BUCHANAN               Oct-396      30 Davyhulme Road East  STRETFORD              Manchester       M32 0DW    3.2V4.2    5
6   Mr BUCHANAN               Oct-330      41 Barton Road          ECCLES                 Manchester       M30 7AD    3.2V5.0.4  3
9   Mr BUCHANAN               Oct-396      170 Monton Road         MONTON                 Manchester       M30 9GA    3.2V5.0.0  3
1   Mr BUCHANAN               Oct-330      55 Silver Street        IRLAM                  Manchester       M30 6MT    3.2V5.0.0  3
1   MR BUCKINGHAM             *            110 Hockers Lane        Deftling Maidstone     Kent             ME14 3JJ   Osr Desk   3
    MR CLARE                  Apr-1727     The Veterinary Centre   51 Three Bridges Road  CRAWLEY S        RH10 1JJ   3.2V5.0.0  3
7   MR CLARE                  Apr-C Master The Veterinary Centre   51 Three Bridges Road  Crawley          W Sussex   Dos        3
3   MR CLARE                  Jul-523      82 Brighton Road        Southgate              Crawley          RH10 6SX   3.2V5.0.0  3
5   MR CLARE                  Nov-400      202 Gossope Drive       Gossope Green          Crawley WSu      RM11 8LD   3.2V5.0.4
    MR CUSACK                 Nov-767      WEST SIDE VET CLINIC    32 WEBBS ROAD          LONDON           SW11 6SF   3.2V5.0.2  3
?9   MR DAVIES BVM & S MRCVS   Jan-580      20 Bridge Street        Lampeter               Dyfed            SA48 7AA   3.2V5.0.4  5
?0  MR ELWOOD                 Aug-982      36 Boston Road          Kirton Boston          Lincolnshire     PE20 1DS   3.2V4.2
68  Mr Gilliver               Jan-120      Garwood                 Bolton Road            Anderton Lan     PR6 9HN    Xenix      DB
19  Mr Grove-White BVSc MRCVS Aug-446      GLAN ABER               CEFNDDWYSARN BA        GWYNEDD          LL23 7HF   Win 95     GT
?   MR HALL BVSc MRCVS        Jul-828      123 Heathcote Road      Whitnash Leamington    Warwickshire     CV31 2LX   3.2V5.0.0  3
95  MR HARRISON BVM&S MRCVS   **           WHITE CROSS VET HOSPIT  Hospital B Bradford Rd Guiseley Lee     LS20 9NH   Old Demo   P
02  MR HUEY MRCVS             Mar-522      65 Old Newry Road       BANBRIDGE              Co. Down         BT32 4LH   Dos ????   3
62  MR J WOOD MRCVS           Aug-C M      ROYSDEN                 BARNSTAPLE CROSS       CREDITON DEVON                         GT
70  Mr Maxwell Mrcvs                       Lady Margaret House     St Ann's Road          Prestwich Ma     M25 8PF    Xenix ?    DB
05  MR MCDONALD               Feb-1130     173 Orford Lane         Warrington             Cheshire         WA2 7AZ    3.2V5.0.2  3
8   MR MCDOWELL BVMS MRCVS    Jul-662      Laithe House Vet Surgery 8 The Crescent Adel   Leeds            LS16 6AA   3.2V5.0.0  3
26  MR MILTON                 Feb-616      The Veterinary Surgery   The Green Skaltion     Penrith Cumb     CA11 9SQ   Vet4000    3
83  MR NORMAN                 Nov-1182     324 Biscot Road         LUTON                  Bedfordshire     LU3 1AZ    2.3.4      3
07  MR PUTNAM                 Jan-784      Trenwith Lane           STIVES                 Cornwall         TR26 1DA   3.2V5.0.0  3
39  MR SEDGWICK               Nov-635      Veterinary Surgery      The Grand Theatre      Cockermouth      CA13 9PZ   3.2V5.0.2  3
86  MR SMITH                  Sep-802      The Veterinary Centre   36 Purbeck Stantonbu   Milton Keynes               3.2V5.0.4  3
49  MR SMITH                  Dec-416      3 Harrier Court         Eaglestone             MILTON KEY       MK6 5BZ    3.2V5.0.4  3
69  Mr Stewart                             Hill View               Longwood Road          Owslebury Ha     SO21 1JJ   Xenix      DB
61  MR WOOD MRCVS             Aug-584      32 EAST STREET          CREDITON               DEVON EX17       3AX        Nov 3,12   GT
80  MRS AUSTIN                *Nil         Dos M/C                                                                    Dos        5
53  MRS CHADWICK              Dec-596      195 Derby Road          Loughborough           Leicestershire              3.2V5.0.5  5
48  MRS JAMIESON              Aug-633      205 Likeston Road       RADFORD                Nolts            NG7 3FW    3.2V5.0.4  3
43  MRS JAMIESON              Oct-248      The Stables Locko Park  Spondon                Derby            DE21 7BW   3.2V5.0.2  3
66  MRS JAMIESON              Apr-560      26-30 Lower Stanton Road Likeston              Debyshire                   3.2V5.0.2
52  MRS SHIRLEY-BEAVAN                     GRANGE HILL FARM        NAUNTON CHELTEN        GLOUCHESTERSHIRE                       GT
71  Ms Lane                                264 Bury Road           Rochdale               Lancashire       O11 4EE    3.2V5.0.0  DB
214 Ms WILSON MRCVS           Jul-759      The Veterinary Surgery  Sheep Si Cirencester   Glos             GL7 1QW    3.2V5.0.4  3

                                    DUNDAS
                                   & WILSON



                                 ASSIGNATION

                                     BY

                               XTRAVET LIMITED

                                IN FAVOUR OF

                          PROGRESS SYSTEMS LIMITED

              -------------------------------------------------
              RE: INTELLECTUAL PROPERTY RIGHTS AND OTHER ASSETS
              -------------------------------------------------

ASSIGNATION


by


XTRAVET LIMITED, a company incorporated in Scotland with registered number SC182648 and having its registered office at 2/3 Dublin Mews, Edinburgh EH3 6NW ("the Assignor");


in favour of


PROGRESS SYSTEMS LIMITED, a company incorporated in Ireland and having its registered office at Premier House, Camden Lock, Dock South, Dublin 4, Ireland ("the Assignee").


WHEREAS:-

(A) The Assignor is the lawful proprietor of certain Intellectual Property Rights and other assets; and

(B) The Assignor is willing, as requested by the Assignee, to transfer to the Assignee all the Intellectual Property Rights and those other assets as are described herein subject to the following terms and conditions.


NOW THEREFORE IT IS AGREED as follows:-


1.     DEFINITIONS

       ACQUISITION DOCUMENTS means the Business Purchase Agreements between the Assignor and GTi Networks Group Limited relating to the acquisition of the MEGAVET divisions and IVIC divisions of GTi Networks Group Limited dated 20th February 1998 and the assignments by GTi Networks Group Limited in favour of the Assignor of IP Rights and Goodwill relating to those two divisions.

       COMPUTER SOFTWARE means that computer software owned by the Assignor (whether licensed to customers or not) together with all copies of the source code and where applicable logic manuals and user manuals relating thereto;

       EFFECTIVE DATE means 9 a.m., 26th March 1999;

       INTELLECTUAL PROPERTY RIGHTS means all trade marks, design rights, and copyright (including all intellectual property rights in the Computer Software) owned by or licensed to the Assignee and used by the Assignee in the business of the Assignee including but not limited to IVIC version 1, IVIC version 2, and MEGAVET (comprising the following modules:- Megavet 2 veterinary software, Megavet 4 veterinary software, and Windows front end software, and Media Store software) and any customer lists of current material customers of the Assignor; and

       RESIDUAL ASSETS means all rights, assets, the benefit of contracts (other than debts), list of customers, records and documents and such other matters as remain in the ownership of the Assignor including, without limitation, any such assets and rights as were acquired or arise by virtue of the Acquisition Documents other than as may be comprised in the definition of Intellectual Property Rights.


2.     ASSIGNATION

       IN CONSIDERATION OF the sum of L1 (ONE POUND STERLING) plus VAT paid by the Assignee, receipt of which is hereby acknowledged by the Assignor, the Assignor hereby assigns to the Assignee all its property, right, title and interest in the Intellectual Property Rights and the Residual Rights and hereby undertakes at the expense of the Assignee to do and execute all such further documents as may be necessary to vest full right, title and interest in the Intellectual Property Rights and the Residual Rights in the Assignee absolutely. The Assignee declares that in relation to the Intellectual Property Rights it is acting on its own behalf and in relation to the Residual Assets it is acting on behalf of ALIMPORT Limited (Registration No. 03370895) whose registered office is at Garrick House, 27-32 Kind Street, Covent Garden, London.


3.     MORAL RIGHTS

       The Assignor shall use all reasonable endeavours to procure that its employees irrevocably and unconditionally waive in favour of the Assignee any and all moral rights (whether past, present or future) conferred on them in respect of the Intellectual Property Rights vested in the Assignee.


4.     CERTIFICATE OF VALUE

       IT IS HEREBY CERTIFIED that this transaction does not form part of a larger transaction or [CLARIFY] of transactions in respect of which the amount or value or the aggregate amount or [CLARIFY] of the consideration involved exceeds FIVE HUNDRED THOUSAND POUNDS (L500,000) STERLING.

5.     GOVERNING LAW

       This Assignation shall be governed by and construed in accordance with the laws of Scotland and the parties hereby submit to the non-exclusive jurisdiction of the Scottish courts: IN WITNESS WHEREOF these presents typewritten on this and the two preceding pages are executed in duplicate as follows:-


SIGNED FOR AND ON BEHALF OF
XTRAVET LIMITED by Jock Fraser
Robertson, Director at Edinburgh on 26          /s/  Austin Flynn
March 1999                                      --------------------- Witness
                                                    AUSTIN FLYNN
                                                --------------------- Full Name
/s/ John Fraser Robertson                            EDINBURGH
------------------------- Director              --------------------- Address
  JOHN FRASER ROBERTSON   Full Name
-------------------------                       ---------------------

before the witness set out opposite:-



SIGNED FOR AND ON BEHALF OF
PROGRESS SYSTEMS LIMITED by
Paul Carroll Director at Edinburgh              /s/  Paul Nagle
on 26 March 1999                                --------------------- Witness
                                                     PAUL NAGLE
                                                --------------------- Full Name
/s/ Paul C. Carroll                             PO BOX 1935
------------------------- Director              --------------------- Address
    PAUL C. CARROLL       Full Name             HALFWAY HOUSE, 1685
-------------------------                       ---------------------
before the witness set out opposite:-           SOUTH AFRICA

                             ASSIGNATION


                                 By


                           XTRAVET LIMITED


                             in favour of


                      PROGRESS SYSTEMS LIMITED



                     --------------------------

         re: Intellectual Property Rights and other rights

                     --------------------------

                                        RENUNCIATION OF LEASE

                                                 by

                                    AXON VETERINARY LIMITED,
                                    (formerly known as Business Data
                                    Systems Limited), incorporated under
                                    the Companies Acts and having its
                                    Registered Office at Saltire Court,
                                    20 Castle Terrace, Edinburgh, EH1 2EN
                                    (hereinafter referred to as "THE
                                    TENANTS")

                                             in favour of

                                     JOHN FRASER ROBERTSON, of 12
                                     Abercromby Place, Edinburgh
                                     (hereinafter referred to as "THE
                                     LANDLORDS")

                                     --------------------------------



WHEREAS

ONE           The Landlords are the present landlords of the subjects known
---           as 2/3 Dublin Mews, Edinburgh, EH3 6NW in the County of Midlothian
              ("THE PREMISES") described in the Lease between the Landlords and the Tenants (wherein they are designed Business Data Systems
              Limited).


TWO           The Tenants are the present tenants of the Premises under the
---           Lease.


THREE         The Landlords and the Tenants have agreed that the Tenants
-----         shall renounce their interest in the Lease.



NOW THEREFORE THE PARTIES HERETO AGREE AS FOLLOWS:-


(FIRST) The Tenants hereby renounce their interest in the Lease in favour of the Landlords as from the Twenty Sixth day of March Nineteen Hundred and

              Ninety Nine ("THE DATE OF RENUNCIATION") notwithstanding the date or dates hereof.


(SECOND) The Landlords as evidenced by their execution hereof and for no consideration hereby accept the foregoing renunciation and discharge the Tenants of the whole rents and all obligations incumbent on the Tenants in terms of the Lease after the Date of Renunciation.


(THIRD) And the parties hereby certify that the transaction hereby effected does not form part of a larger transaction or of a series of transactions in respect of which the amount or value or the aggregate amount or value of the consideration exceeds Sixty Thousand Pounds.


(FOURTH) And the parties consent to registration of these presents for preservation and execution: IN WITNESS WHEREOF these presents printed on this and the preceding page are subscribed by the said John Fraser Robertson for himself and as Director for and on behalf of the said Axon Veterinary Limited, at Edinburgh in the presence of Austin Flynn, solicitor, of Saltire Court, 20 Castle Terrace, Edinburgh, all on 26th March Nineteen Hundred and Ninety Nine.



/s/ Austin Flynn                                /s/ John Fraser Robertson
-------------------------                       ----------------------------
Axon Veterinary Limited                         Axon Veterinary Limited
Authorised Signatory/Witness                    Authorised Signatory

/s/ Austin Flynn                                /s/ John Fraser Robertson
-------------------------                       ----------------------------
Witness                                         John F. Robertson

                                                    LEASE

                                                   Between

                                     John Fraser Robertson of 12 Ambercromby
                                     Place, Edinburgh (hereinafter called "THE
                                     LANDLORDS" which expression shall wherever the context so admits include all persons deriving title from them) OF THE FIRST PART

                                                      and

                                     Alimport Limited a Company incorporated
                                     under the Companies Acts (Company Number
                                     0337895) and having their registered
                                     office at Garrick House, 27-32 King
                                     Street, Covent Garden, London
                                     hereinafter called "THE TENANTS" which
                                     expression shall wherever the context so requires or admits include their permitted successors and assignees) OF THE SECOND PART

                                                  -------------------

IT IS CONTRACTED AND AGREED between the Landlords and the Tenants in the manner following, VIDELICET:-


(FIRST) SUBJECTS LET:
The Landlords in consideration of the rent and other prestations hereinafter contained hereby let to the Tenants ALL AND WHOLE 2/3 Dublin Mews, Edinburgh EH3 6NW (hereinafter called "THE LEASED SUBJECTS").


(SECOND) PERIOD OF LEASE:
The duration of this Lease shall be for an initial three month period
("the initial term") from and after the 26th March 1999 (which is declared to be the Tenants' date of entry hereunder notwithstanding the dates hereof) to the 25th day of June 1999. The Tenants will have the option to extend the Lease for a further three month period to 25th September 1999 provided they give the Landlords at least 2 weeks prior written notice before the expiry of the initial term of such intention.

(THIRD) (a) AMOUNT OF RENT: The annual rent shall be TWO THOUSAND SIX HUNDRED POUNDS (L2,600) Sterling per calendar month or such proportion thereof as appropriate (exclusive of all, if any, Value Added Tax chargeable thereon). The Landlord confirms that they have not chosen and bind themselves during the whole period of the Lease not to choose to waive exemption from Value Added Tax payments under the Lease in terms of paragraphs 2,3 and 4 of
Schedule 6A of the Value Added Tax Act 1983.

(b) PAYMENT OF RENT:
The Tenants shall pay such rent to the Landlords monthly in advance, without any deduction or retention, on the First day of each month (which date is hereinafter called a "PAYMENT DATE") beginning the first payment on First April 1999 and the next payment at such Payment Date for the month following and so forth monthly thereafter during the currency of this Lease.


If and when requested by the Landlords, rent payments shall be made by Bank Transfer, the Tenants being bound to complete and return to the Landlords all appropriate forms provided for that purpose.


(c) RENT TO CONTINUE:
Subject to Clause (FIFTH) (One) hereof, the said annual rent shall be payable and the tenancy hereunder shall continue notwithstanding damage to or the destruction of the leased subjects or any part thereof by fire or otherwise.


(FOURTH) TENANTS' OBLIGATIONS:
The Tenants hereby bind and oblige themselves to observe and perform throughout the currency of this Lease the following conditions, obligations and others:-


(0NE) (a) OUTGOINGS:
To pay and discharge all rates, taxes, charges, assessments and other outgoings now or at any time hereafter charged or imposed upon or payable in respect of the leased subjects or on any part thereof or on the owner or occupier in respect thereof except (i) rents payable in respect of the Landlords' interest and (ii) tax assessed upon the Landlords as a consequence of the grant hereof or as a result of the Landlords' disposal of or dealing with their interest in the leased subjects.


(b) VAT:
To pay and discharge all proper Value Added Tax on any rent or other sums of money chargeable thereto which shall be due from the Tenants under or by virtue hereof and at all times to keep the Landlords indemnified against liability to pay Value Added Tax on the same.


(c) PUBLIC UTILITIES:
To pay all costs and charges whatsoever incurred for or in connection with gas, electric current and power and water supplied to the leased subjects during the currency hereof and forthwith, on demand, to keep the Landlords fully indemnified of all liability arising thereby.


(d) INTEREST:
To pay, on demand, to the Landlords interest at the rate of Five PER CENTUM PER ANNUM above the Relevant Interest Rate (as hereinafter defined) on all monies due by the Tenants to the Landlords under or by virtue of this Lease.

In this Lease the term "RELEVANT INTEREST RATE" shall mean the Base Rate (or its equivalent) of the Bank of Scotland or of such other clearing Bank as may be nominated by the Landlords from time to time.


(TWO) STATUTORY REQUIREMENTS:
To comply with all obligations (whether relating to the leased subjects, the business permitted to be carried on therein or otherwise) imposed by any Act or Acts of Parliament, statutory instruments or the rules, bylaws, regulations, notices and orders of any local or other authority for the time being in force and do and execute or cause to be done and executed all such works, acts, deeds, matters and things as under or by virtue of any such Act or Acts and others are or shall be properly directed or necessary to be done or executed upon or in respect of the leased subjects or any part thereof whether by the owner, landlord, tenant or occupier and at all times to keep the Landlords indemnified against all claims.

demands and liability in respect thereof. Without prejudice to the generality of the foregoing, to copy to the Landlords all information on any Health and Safety File kept for the leased subjects as it is produced and forthwith, at any time on demand, to produce to the Landlords such file, for inspection during the currency of this Lease and, for retention, at its expiry or sooner determination.

(THREE) TO MAINTAIN AND REPAIR:
To accept the leased subjects and all other premises of which they are part and/or over which the Tenants have any rights in terms hereof as being in good tenantable condition and repair and at their own cost and expense to put and keep in good and substantial repair and maintained and cleansed in every respect and whenever reasonably necessary for the purposes of keeping the same in such condition and repair to replace or renew or rebuild the leased subjects and all additions thereto and all parts, pertinents and others therein or thereon all to the reasonable satisfaction of the Landlords declaring that, for the avoidance of doubt, the Tenants will be under no obligations to put the subjects into any better condition than that as at the Date of Entry: Without prejudice to the foregoing, to clean the windows in the leased subjects at least monthly and to keep all (if any) parts of the leased subjects not covered by buildings in a neat and tidy condition, well drained, well stocked, where appropriate, and free from weeds and otherwise unobstructed, all to the reasonable satisfaction of the Landlords:
Declaring however that there shall be excepted from the Tenants' liability under this and the two following Sub-clauses works for the repair of damage to the extent the reinstatement of the same is the Landlords' responsibility under Clause (FIFTH)(One) hereof.

(FOUR) TO PAINT ETC:
Not less often than once in every 3 years, in the case of external decoration, and not less often than once in every 5 years, in the case of internal decoration, and, in both cases, also in the last 6 months of this Lease howsoever determined, in a proper and workmanlike manner all to the reasonable satisfaction of the Landlords, to prepare, paint, decorate or otherwise treat all parts of the leased subjects as have previously been or ought properly to be so painted, decorated or otherwise treated: PROVIDED ALWAYS that each such external decoration and, in the last 6 months of this Lease, such internal decoration shall be executed in such colours and in such manner and with such materials as the Landlords may reasonably require or approve in writing.

(FIVE) TO LEAVE IN GOOD REPAIR:
At the expiry or sooner termination hereof quietly and without any warning away or other process of law to surrender to the Landlords the leased subjects (other than trade or tenant's fixtures affixed by the Tenants or any sub-tenant which shall be removed by the Tenants) and that in such state and condition as shall in all respects be consistent with a full and due performance by the Tenants of the obligations herein contained. For the avoidance of doubt, the Tenants will be under no obligations to put the subjects into any better condition than that as at the Date of Entry.


(SIX) TO PERMIT ACCESS:
To permit the Landlords and others authorised by them with all necessary appliances, on reasonable prior notice (except in cases of emergency) to enter upon the leased subjects for all reasonable purposes including, without limitation, for inspection, for reinstatement of insured damage and for effecting any necessary repairs or other works to adjoining subjects.

(SEVEN) TO IMPLEMENT REPAIRS NOTICES:
Within 42 days (or within such greater or lesser timescale as the Landlords, acting reasonably, but disregarding circumstances personal to the Tenants, may specify) after notice of any defects in the due implementation by the Tenants of their obligations herein contained shall have been given by the Landlords to the Tenants, to make good the same according to such notice and the provisions in that behalf herein contained failing which it shall be lawful for workmen or others to be employed by the Landlords to enter upon the leased subjects, with all necessary appliances, and make good said defects (or any of them) and all expenses incurred thereby shall on demand be paid by the Tenants to the Landlords.

(EIGHT) (a) INSURANCE PREMIUMS
Forthwith on demand to pay to the Landlords all premiums and other costs paid by them in effecting and maintaining the insurance of the leased subjects in terms of said Clause (FIFTH)(One) hereof or, in the event of the leased subjects being insured by the Landlords along with other premises, a fair proportion of all the premiums and other costs thereby incurred, as fixed by the Landlords or their Insurers, from time to time.

(b) PLATE GLASS ETC. INSURANCE:
Save to the extent that the same may be covered by the Landlords' insurances, to insure and keep insured all (if any) plate glass and all (if any) plant, machinery and other works installed/constructed by the Tenants in or upon the leased subjects against fire, breakage and all other usual risks in their full reinstatement value for the time being with some Insurance Office approved in writing by the Landlords and, on demand, to produce to the Landlords the policy or policies for such insurance and the receipt for the current year's premiums.

(c) INSURANCE VALUATIONS:
To pay to the Landlords, on demand, the costs incurred by the Landlords of any independent professional valuation of the leased subjects, or revision thereof, for the purpose of determining the amount for which the leased subjects shall be insured.

(NINE) (a) NOT TO ENDANGER INSURANCE:
Not, by act or omission, to cause any insurances effected by the Landlords to become void or voidable or any monies payable thereunder to be withheld.

(b) TO NOTIFY DAMAGE AND MEET EXCESS:
In the event of the leased subjects or any part thereof being damaged or destroyed from any cause whatever, (i) to give notice thereof to the Landlords without any delay and (ii) to pay forthwith to the Landlords, on demand, the amount of each and every excess carried by the Landlords under the insurance policy or policies effected by them under said Clause (FIFTH)
(One) hereof.

(TEN) ALTERATIONS:
Not without the prior written consent of the Landlords (which consent shall not be unreasonably withheld in the case of any internal non-structural alterations) nor except to the reasonable satisfaction of the Landlords to make any alterations or additions whatsoever, whether external or internal, in or to the leased subjects or any part thereof: Not in any event to erect on any exterior part of the leased subjects any masts, aerials, receivers or wires except with the Landlords' prior written consent.


At the expiry or earlier termination of this Lease, forthwith, when and if called upon to do so by and to the extent required by the Landlords, to reinstate and restore, at their own cost, the leased subjects to the state, condition and form in which they were prior to the carrying out of any alterations or others approved by the Landlords in terms of this Sub-clause.


(ELEVEN) PERMITTED USER:
Not to use the leased subjects or any part thereof except as offices or for such purposes as shall have been approved in writing by the Landlords. Not at any time to use the leased subjects or any part thereof for any public exhibition or entertainment or for any auction or for any illegal or immoral purpose or for betting or gaming or for any noisy, noxious, dangerous or offensive trade, manufacture or business; Not at any time to use the leased subjects or any part thereof as a private dwellinghouse or allow any person to reside in the same.


(TWELVE) SIGNS ETC:
The Tenant may affix any pole, flag, advertisement, inscription or sign provided the Tenants remove same and make good any damage caused at the expiry or sooner determination of this Lease. For the avoidance of doubt, the Tenants shall be responsible for all costs, expenses and others arising in respect of this clause.


(THIRTEEN) POLLUTION:
Generally to prevent any polluting agent from escaping out of the leased subjects other than in such manner as the Landlords may have previously approved in writing, such approval not to be unreasonably withheld.


(FOURTEEN) NOT TO DEPOSIT GOODS OR MATERIALS:
Not to leave any packing cases, goods or materials overnight outside the buildings on the leased subjects and not to deposit any rubbish or refuse in any part of the leased subjects other than in such place and in such containers as, in the Landlords' reasonable opinion, may be appropriate for that purpose.

(FIFTEEN) NUISANCE:
Generally not to do upon or in connection with the leased subjects anything which shall be a nuisance or cause of damage to the Landlords or to any adjoining or neighbouring property or the owner or occupier thereof: Without prejudice to the foregoing generality, (i) not to keep any animal at any time in or upon the leased subjects, and (ii) not to bring upon or keep on the leased subjects any dangerous, inflammable or explosive substance except in such a quantity and manner as shall comply with all relevant statutory requirements.


(SIXTEEN) UNDUE STRAIN AND OVERLOADING ELECTRICAL CIRCUITS:
Not to do or bring in or upon the leased subjects anything which may put thereon any weight or impose strain in excess of that which such subjects are calculated to bear with due margin for safety. Not to overload the electrical circuits and installation in and serving the leased subjects.


(SEVENTEEN) REAL BURDENS:
To perform and observe all the real liens, burdens, conditions, restrictions, servitudes, agreements or others howsoever constituted affecting any part or parts of the leased subjects so far as the same remain subsisting and capable of taking effect and to free, relieve and indemnify the Landlords of, from and against all actions, costs, claims and demands which may arise or be occasioned in respect of any such real liens, burdens, conditions, restrictions, servitudes, agreements or others.


(EIGHTEEN) FACILITIES TO RELET/SELL:
To afford the Landlords all reasonable facilities for the purposes of selling the leased subjects and, during the last 6 months of this Lease (howsoever determined), for the purposes of letting the same, including in both cases the right to erect on the leased subjects To Let and For Sale Boards and access to the leased subjects by the Landlords or others having written authority from them.


(NINETEEN) NOT TO ASSIGN OR SUB-LET:
(a) Not to assign, charge, sub-let or otherwise in any way or for any purpose deal with the Tenants' interest in the whole of the leased subjects without the prior written consent of the

Landlords, which consent will not be unreasonably withheld in the case of a respectable and responsible assignee of sound financial standing:
(b) Not to assign, charge, sub-let or otherwise in any way or for any purpose deal with the Tenants' interest in part only of the leased subjects:
(c) Not at any time to vary or agree to vary in any respect whatsoever the terms of any permitted sub-lease of the leased subjects or any part thereof.


(TWENTY) TRANSMISSION OF NOTICES:
To give notice forthwith to the Landlords of all notices, permissions, orders or proposals for a notice or order given or issued to the Tenants by or on behalf of any Government Department or local or public authority or statutory body under or by virtue of any statutory power, and forthwith to give to the Landlords a certified true copy of each such notice, permission, order or proposal.


(TWENTY ONE) TO INDEMNIFY LANDLORDS:
Save to the extent that the Landlords are covered by their insurances, to indemnify and keep indemnified the Landlords from liability in respect of any injury to or the death of any person, damage to any property, heritable or moveable, any interdict or Court action, the infringement, disturbance or destruction of any right, servitude or privilege or otherwise by reason of or arising directly or indirectly out of the repair, state of repair, condition, or any alteration to or to the use hereinbefore permitted of the leased subjects or from any failure or omission by the Tenants in the implementation and observance of the obligations on their part herein contained or referred to and from all proceedings, costs, claims and demands of whatsoever nature in respect of any such liability or alleged liability.


(TWENTY TWO) TO PAY COSTS:
Forthwith on demand to pay, and so free and relieve the Landlords of, all proper and reasonable Solicitors' fees, expenses and outlays incurred by the Landlords in connection with the grant of this Lease and all proper and reasonable Surveyors' and Solicitors' fees and all other proper and reasonable professional charges, expenses and outlays incurred by the Landlords in connection with or incidental to (i) any application to the Landlords for consent or approval in terms hereof, (ii) securing the performance of or compliance with any of the Tenants' obligations under this Lease, and (iii) any Schedule of Dilapidations which the Landlords may serve at or about the expiry or earlier termination of this Lease.

(FIFTH) LANDLORDS' OBLIGATIONS:
Subject to the due and timeous implement by the Tenants of the whole obligations on their part herein contained or referred to, the Landlords bind and oblige themselves:-

(ONE) To keep the leased subjects (which term, for the purposes of this Sub-clause (One) only, shall not include any plate glass or, save to the extent that the Landlords elect, by notice to the Tenants, from time to time that they shall insure the same in terms of this Sub-clause, any plant or machinery or other works installed/constructed by the Tenants) insured against loss or damage by fire and such other risks as the Landlords may select in the full reinstatement value thereof (as determined by the Landlords' Surveyors) together with such sums (related to such reinstatement value) as the Landlords may reasonably require for professional fees and together with insurance for loss of rent for three years together also with insurance against Third Party risks and Property Owners' liability for such sum or sums as the Landlords may reasonably require from time to time and that all subject to the reasonable availability of cover, as determined by the Landlords from time to time, and to the conditions and exceptions normally contained in policies for such insurance from time to time and all in name of the Landlords and such other names as the Landlords shall require in some Insurance Office of repute and through such agency as may be nominated by the
Landlords: And, upon reasonable request in writing, to exhibit to the Tenants, at the Tenants' cost, a copy of every such policy of insurance (or, at the Landlords' option, a Certificate or other details of such insurance) and the receipt for the last premium.(TWO) Under the reservations, conditions and others herein contained or referred to, to warrant this Lease to the Tenants at all hands and against all mortals.

(SIXTH) IRRITANCY:
If the said annual rent or any part thereof shall be unpaid for 21 days after any of the days appointed for payment thereof whether the same shall have been lawfully demanded or not or if there shall be any other breach by the Tenants of any of their other obligations under this Lease or under any deed or document entered into by or on behalf of the Landlords and the Tenants with reference to this Lease or if either the Tenants shall go into liquidation or a Receiver of the Tenants shall be appointed or if the Tenants shall have an Administration Order made against them or if an application for such an Order is made or in the case of the Tenants not being a corporation if the Tenants shall become apparently insolvent or sign a trust deed for their creditors then and in any such case the Tenants shall at the sole option of the Landlords forfeit all right and title under these presents and if such option of forfeiture be exercised the Lease hereby granted shall become IPSO FACTO null and void but without prejudice and reserving to the Landlords their right of action in respect of any antecedent breach of the Tenants' obligations herein contained which irritancy is hereby declared to be pactional and not penal and shall not be purgeable at the Bar:
Provided that, in the case of a breach, non-observance or non-performance by the Tenants which is capable of being remedied, the Landlords shall not exercise such option of forfeiture unless and until they shall first have given written notice to the Tenants requiring the same to be remedied and the Tenants shall have failed to remedy the same within such reasonable time as the Landlords shall prescribe which in the case of any monetary payment may be a period of 14 days only.

(SEVENTH) NO WARRANTY:
The parties hereto agree that there is expressly excluded from the letting hereby effected any warranty, whether contained herein or otherwise implied by the Common Law, by the Landlords either (i) that the leased subjects or any part thereof are authorised for use under the Town and Country Planning (Scotland) Acts for any specific purpose or (ii) as to the suitability or fitness for purpose of the buildings and other works whether comprised within the leased subjects or otherwise.

(EIGHTH) NOTICES:
Any notice, consent or approval under this Lease shall be in writing. Any notice to the Tenants shall be sufficiently served if sent by Recorded Delivery Post (if the Tenants shall be a body incorporated in the United Kingdom) to their Head or Registered Office and (if the Tenants shall be a firm) to the firm and any one or more of the partners thereof at the leased subjects and (in any other case) to the Tenants at the leased subjects. Any notice sent by Recorded Delivery Post shall be deemed to have been duly served at the expiry of 3 days after the day of posting.

(NINTH) INTERPRETATION: In this Lease, unless there be something in the subject or context inconsistent therewith:-
(a) words importing the neuter gender only include the masculine and feminine genders; words importing the masculine gender only include the feminine gender and VICE VERSA;

(b) words importing the singular number only shall include the plural number and VICE VERSA; where there are two or more persons included in the expression "THE TENANTS", obligations contained in these presents which are expressed to be made by the Tenants as the case may be shall be binding jointly and severally on them and their respective executors and representatives whomsoever without the necessity of discussing them in their order; in the case where the Tenants are a firm or partnership, the obligations of the Tenants hereunder shall be binding jointly and severally on all persons who are or become partners of the firm at any time during the period of this Lease and their respective executors and representatives whomsoever as well as on the firm and its whole stock, funds, assets and estate, without the necessity of discussing them in their order, and such obligations shall subsist and remain in full force and effect notwithstanding any change or changes which may take place in the name of the firm or partnership whether by the assumption of a new partner or partners or by the retiral, bankruptcy or death of any individual partner;
(c) words importing persons include corporations and VICE VERSA;
(d) any reference to an Act of Parliament shall include any modification, extension or re-enactment thereof for the time being in force and shall also include all instruments, rules, orders, plans, regulations, permissions, notices and directions for the time being made, issued or given thereunder or deriving validity therefrom;
(e) any reference to Value Added Tax shall include a reference to any tax or assessment which may be substituted for or replace the same and where the Tenants are taken bound to pay an amount of money, such amount shall be regarded as being exclusive of any Value Added Tax which may from time to time be legally payable thereon and the obligation on the Tenants shall extend to an obligation to pay any such Value Added Tax; and
(f) where, in terms hereof, the Tenants are obliged to refrain from doing something, the relevant obligation shall include a requirement that the Tenants shall not permit or suffer the thing in question to be done by others.

(TENTH) CONSENT TO REGISTRATION:
The parties hereto consent to registration hereof [and of all Memoranda by or on behalf of the parties hereto] and of all determinations or decrees of any arbiter appointed hereunder for preservation and execution.

(ELEVENTH) CLAUSE HEADINGS:

The Clause, Sub-clause and paragraph headings herein are inserted for convenience of reference and are not deemed to form part of these presents nor shall they affect the construction thereof.


(TWELFTH) STAMP DUTY CERTIFICATE:

The parties certify that this Lease is not a lease which gives effect to an agreement for lease as interpreted by the Inland Revenue in terms of the Guidance Note dated Thirtieth June, Nineteen hundred and ninety four referring to Section 240 of the Finance Act 1994: IN WITNESS WHEREOF








    /s/  A. Flynn                          /s/ John Fraser Robertson
----------------------------------     -----------------------------------
                           Witness                                     JFR
    AUSTIN FLYNN


    /s/ [ILLEGIBLE]                        /s/ [ILLEGIBLE]
----------------------------------     -----------------------------------
                      Alimport Ltd                            Alimport Ltd
      Authorized Signatory/Witness                    Authorized Signatory

                                                        12 Abercromby Place
                                                                  Edinburgh

Axon Veterinary Limited ("the Company")
2/3 Dublin Mews
Edinburgh
EH3 6NW

Dated: 25th March 1999

Dear Sirs

I object to the transfer of my employment under the Transfer of Undertakings (Protection of Employment) Regulations 1981 in respect of the transfer of the business of the Company from the Company to Progress Systems Limited as nominee for Alimport Limited with effect from 26th March 1999.

Yours faithfully,

/s/ John Fraser Robertson

JOHN FRASER ROBERTSON

BY THIS POWER OF ATTORNEY given on the 25th day of March 1999 Information Support Limited Company Registration Number 2743028 a Company incorporated in England having its registered office at Garrick House, 27-32 King Street, Covent Garden, London WC2E 8JD (hereinafter called "the Company") hereby appoint Mr Paul Nagle of PO Box 1935, Halfway House, 1685 Republic of South Africa (hereinafter called "the Attorney") to be the true and lawful Attorney of the Company in any country of the world (hereinafter referred to as "any country") for and in the name of and on behalf of the Company to do or execute all or any of the acts and things hereinafter mentioned that is to say:

1. To attend to all matters in connection with the purchase and sale of investments in the name of the Company in any country and to enter into a waiver release or cancellation of the indebtedness of Axon Veterinary Limited (whether in whole or in part) to the Company.

2. To open operate and manage bank accounts in the name of the Company in any country. To represent the Company in all community matters relating to property owned by the Company in any country.

3. To transact manage negotiate and carry on and do all and every business matters and things requisite and necessary or in any manner connected with or having reference to the business and affairs of the Company in any country and for such purposes to conduct all correspondence appertaining to such business and affairs.

4. From time to time to purchase take on lease or otherwise acquire and hold all such houses offices buildings lands hereditaments chattels and effects in any country or any of them as shall be thought necessary or expedient for or in relation to any of the purposes or objects of the Company.

5. From time to time if and when the Attorney shall think fit to sell exchange surrender give up mortgage charge demise lease or dispose of any houses offices buildings lands or hereditaments of any tenure or any chattels or effects in any country belonging to or held by the Company for such consideration and subject to such covenants exceptions reservations and restrictions as the Attorney shall think fit and to transfer release or otherwise deal with any mortgages charges or securities whether upon real or personal property in any country to which the Company may be entitled and also to execute and enforce any powers of sale or other rights powers or remedies incident to any such mortgages charges or securities as aforesaid or otherwise to realise and obtain the benefit thereof in such manner as the Attorney shall think proper.

6. To sign alone for an unlimited amount in any country's currency cheques drawn on the Company's account at any bank in any country for the purpose of the business of the Company and endorse on behalf of the Company any cheques drafts or other negotiable instruments which the Attorney may deem necessary or proper in relation to the Company's affair.

7. To demand sue for enforce payment of and receive and give effectual receipts and discharges for all monies securities for monies debts goods chattels and personal estate of or to which the Company is now or may hereafter become possessed or entitled or which are or may become due owing payable or transferable to the Company in or by any right title ways or means howsoever from any person or persons or corporation.

8. To adjust settle compromise or submit to arbitration any accounts or debts owing to the Company without limit or claims or demands by the Company for any sum without limit or any disputes concerning any such account debt claim or demands which may hereafter arise between the Company and any person or persons in any country.

9. To commence prosecute enforce defend answer or oppose all actions and other legal proceedings and demands touching any of the matters aforesaid or any other matters in which the Company is or may hereafter be interested or concerned and also if thought fit to compromise refer to arbitration abandon submit to judgment or become non-suited in any such action or proceeding as aforesaid.

10. To concur in doing any of the acts and things hereinbefore mentioned in conjunction with any other person or persons interested in the premises.

11. To do execute sign enter into acknowledge perfect all such deeds agreements contracts declarations documents instruments acts and things as shall be requisite for or in relation to all or any of the purposes or matters aforesaid.

12. To delegate all or any of these powers to such person(s) under such terms as he thinks fit and to vary or revoke such delegation at any time.

13. For the better and more effectually executing the powers or authorities aforesaid or any of them to retain and employ solicitors advocates debt collecting agents or any professional advisers to advise act for or represent the Company.

And it is hereby declared that:

       (i) The Company hereby ratifies and confirms and agrees to ratify and confirm whatsoever the Attorneys shall do or purport to do by virtue of this power of attorney including in such confirmation whatsoever shall be done between the time of revocation of this power of attorney and the time of that revocation becoming known to the said Attorney.

       (ii) The Company hereby authorises and empowers the Attorney to acknowledge in the name and as the act and deed of the Company this power of attorney and that the seal of the Company was duly affixed hereto and to register and record the same in the proper office and/or register in any country and to procure to be done any and every other act and thing whatsoever which may be in anywise requisite or proper for authenticating and giving full effect to this power of attorney according to the law and usages in any country as fully and effectually as could the Company.

       (iii) This power of attorney shall in all respects be interpreted in accordance with and governed by English law.

IN WITNESS whereof the Company has executed this Power of Attorney as a Deed the day and year first above written:



DIRECTOR: /s/ [Illegible]


DIRECTOR: /s/ A. HUGHES

[Letterhead]
PROGRESS SYSTEMS LIMITED
Premier Group House
Camden Lock
South Dock Road                                           POWER OF ATTORNEY
Dublin 4

Telephone  01-6670011
Facsimile  01-6670055


BY THIS POWER OF ATTORNEY made this 25th day of March 1999, PROGRESS SYSTEMS LIMITED of Premier Group House, Camden Lock, South Dock Road, Dublin 4 ("the Company") hereby appoints PAUL NAGLE of P O Box 1935, Halfway House, 1685 Republic of South Africa as the Company's Attorney for the Company in the Company's name and on the Company's behalf to do and execute all or any of the acts and things following namely:-

1. To negotiate sign seal and deliver all necessary or proper documents for the purchase of the business and assets of Axon Veterinary Limited, a company registered in Scotland (SC84461) and Xtravet Limited, a Company registered in Scotland (No SC182648) at such price and on such terms and conditions as he shall in his sole discretion decide.

2. To execute and do all other instruments acts deeds and things which he considers necessary or proper for or in connection with such acquisition including but not limited to a Consultancy Agreement between John Frazer Robertson and the Company and a Lease between John Frazer Robertson and the Company as fully and effectually in all respects as the Company could itself.

3. The Company declares that this Power of Attorney shall be irrevocable for a period of three months from the date hereof.

IN WITNESS whereof the Company has hereunto affixed its seal the day and year first herein WRITTEN.


PRESENT when the Common Seal of
PROGRESS SYSTEMS LIMITED
was affixed hereto:



/s/ Mark Howell
---------------------------------
MARK HOWELL


/s/ [illegible]
---------------------------------

Your ref:                                    HEAD OFFICE
                                             P O Box 31, 42 St. Andrew Square
Our Ref:  244345                             Edinburgh EH2 2YE
                                             Telephone: 0131 556 8555
Date:  26 March 1999                         Telex:  72230
                                             Facsimile:  0131 317 9114

                                             [LETTERHEAD]


Progress Systems Limited
Premier House
Camden Lock
South Dock Road
Dublin



Dear Sirs

AXON VETERINARY LIMITED (FORMERLY BUSINESS DATA SYSTEMS LIMITED)("THE
COMPANY")

We refer to your acquisition from the Company of their business of the sale, supply and support of software products for veterinary practices ("the Business") and the assets of the Business as defined in the Business Sale Agreement amongst the Company, yourselves and Information Support Systems Limited dated 26 March 1999 ("the Assets"), in consideration of the sum of L270,000 inclusive of any value added tax if due.

We, THE ROYAL BANK OF SCOTLAND plc, the holders of a Bond and Floating
Charge granted by the above-named Company dated 13 May 1997 and registered with the Registrar of Companies on 20 May 1997 hereby confirm that as at today's date (i) we have taken no steps to appoint a liquidator or a receiver over the whole or any part of the Company's property or assets and (ii) we consent to the release of the Business and the Assets from the said Bond and Floating Charge


Yours faithfully,
For THE ROYAL BANK OF SCOTLAND plc


/s/ Iain Brown
Iain Brown
Commercial Unit

PLEASE QUOTE OUR REFERENCE WHEN REPLYING    CREDIT DOCUMENTATION DEPARTMENT
                                            Drummond House
Your ref:                                   P O Box 1727, 1 Redheughs Avenue
                                            Edinburgh EH12 9JN
Our Ref:  244368CDD/COMM/IB                 DX ED 551727
                                            Telephone:  Iain Brown
Date:     26 March 1999                     Direct:  0131 523 8142
                                            Switchboard:  0131 556 8555
                                            Facsimile:  0131 317 9114

                                               [LETTERHEAD]

STRICTLY PRIVATE AND CONFIDENTIAL
John Robertson, Esq.
12 Abercromby Place
EDINBURGH
EH3 6LB


Dear Mr Robertson

GUARANTEE FOR L250,000 DATED 17 DECEMBER 1998 (THE "GUARANTEE") FOR THE OBLIGATIONS OF AXON VETERINARY LIMITED (FORMERLY BUSINESS DATA SYSTEMS LIMITED) COMPANY NUMBER 84461

We confirm that you are released from your liability to the Bank under the Guarantee.

The Guarantee will be retained by the Bank in accordance with Clause 8.4. A copy of the Guarantee is enclosed.


Yours faithfully
For and on behalf of
The Royal Bank of Scotland plc



/s/ Iain Brown
Iain Brown
Manager

[LETTERHEAD]

             BRANCH:  83 23 10 Inverness Commercial Centre

             ACCOUNT:  BUSINESS DATA SYSTEMS LIMITED








                                  GUARANTEE

                                     by


                               JOHN ROBERTSON

                                     to

                       THE ROYAL BANK OF SCOTLAND PLC



                        DATED:








Ref:  225438/CCD/COMM/IB/INCM

THIS IS AN IMPORTANT DOCUMENT. YOU SHOULD TAKE INDEPENDENT LEGAL ADVICE BEFORE SIGNING AND SIGN ONLY IF YOU WANT TO BE LEGALLY BOUND. IF YOU SIGN AND THE BANK IS NOT PAID YOU MAY HAVE TO PAY INSTEAD OF THE DEBTORS. THE LIMIT OF YOUR LIABILITY WILL BE AS PROVIDED IN CLAUSE 1.


DEFINITIONS


GUARANTORS:        JOHN ROBERTSON, 12 Abercromby Place, Edinburgh EH3 6LB


DEBTORS:           BUSINESS DATA SYSTEMS LIMITED, Company Number 84461




BANK:              The Royal Bank of Scotland plc


INTEREST:          Interest at the rate(s) applicable to the Obligations of
                   each of the Debtors

OBLIGATIONS:       Liabilities to the Bank of any kind (whether present or
                   future actual or contingent and whether incurred alone or jointly with another) including interest banking charges and commission


EXPENSES:          All expenses (on a full indemnity basis) incurred by the
                   Bank in connection with enforcing or exercising any power under this Guarantee with Interest from the date they are incurred


GUARANTEE AND INDEMNITY

1 The Guarantors in consideration of the Bank giving time or credit or banking facilities to any one or more of the Debtors

       1.1 guarantee to discharge on demand all the Obligations of each of the Debtors with Interest from the date of demand and

       1.2 agree that any item or amount claimed by the Bank to be included in the Obligations of any one or more of the Debtors which is not recoverable from the Guarantors under this Guarantee for any reason on the basis of a guarantee shall nevertheless be recoverable from the Guarantors as principal debtors by way of indemnity and the Guarantors agree to discharge their liability in respect of that item or amount on demand with Interest from the date of demand

       PROVIDED THAT the amount recoverable from the Guarantors under this Guarantee shall not exceed the aggregate of TWO HUNDRED AND FIFTY THOUSAND POUNDS STERLING (L250,000) and Interest on that sum since the date on which Interest was last compounded in the books of the Bank together with Interest on that aggregate from the date of demand and Expenses

EXPENSES

2      The Guarantors agree to pay Expenses to the Bank on demand

CONTINUING SECURITY

3.1 This Guarantee shall remain in force notwithstanding the death incapacity or disability of any one or more of the Guarantors and shall be a continuing security in respect of each one of the Guarantors until the expiry of one month from the date of receipt by the Bank of written notice to the Bank by that one of the Guarantors or the executors or representatives of that one of the Guarantors to discontinue this Guarantee in respect of the liability of that one of the Guarantors

3.2    Notwithstanding notice of discontinuance under Clause 3.1

       3.2.1 the one of the Guarantors in respect of whose liability the notice is given shall remain liable for all the Obligations of each of the Debtors as at the date of expiry of the notice and

       3.2.2 without prejudice to Clause 3.2.1 all of the Guarantors other than the one in respect of whose liability the notice is given shall continue to be liable to the Bank under this Guarantee which shall remain a continuing security in respect of each of them

ARRANGEMENTS WITH DEBTORS AND OTHERS

4 The Bank may without the consent of or notice to any one or more of the Guarantors and without releasing or reducing the liability of any one or more of the Guarantors under this Guarantee to the Bank do any one or more of the following

       4.1 allow to any one or more of the Debtors or of the Guarantors or any other person any time or indulgence

       4.2 grant to any one or more of the Debtors any new or increased facility and increase any rate of Interest or charge

       4.3 enter into renew vary or end any agreement or arrangement with or liability of any one or more of the Debtors or of the Guarantors or any other person

       4.4 renew vary refrain from enforcing or release any present or future security or guarantee which the Bank holds from any one or more of the Debtors or of the Guarantors or any other person

       4.5 compound with any one or more of the Debtors or of the Guarantors or any other person

PRESERVATION OF LIABILITY OF GUARANTORS

5 The liability of the Guarantors to the Bank under Clause 1.1 shall not be affected

       5.1 by the absence of or by any defective excessive or irregular exercise of borrowing powers of any one or more of the Debtors or

       5.2 by anything which would not have released or reduced the liability of the Guarantors to the Bank had the Guarantors been principal debtors of the Bank instead of guarantors

PRESERVATION OF BANK'S CLAIMS

6 Until all claims of the Bank in respect of all the Obligations of each of the Debtors have been discharged in full

       6.1 none of the Guarantors shall be entitled to participate in any security held by the Bank or money received by the Bank in respect of the Obligations of any one or more of the Debtors

       6.2 none of the Guarantors shall in competition with or in priority to the Bank make any claim against any one or more of the Debtors or any co-guarantor or their respective estates or make any claim in the bankruptcy liquidation or other insolvency of any one or more of the Debtors or any co-guarantor or take or enforce any security from or against any one or more of the Debtors or co-guarantor and

       6.3 any security taken by any one or more of the Guarantors from any one or more of the Debtors or any co-guarantor shall be held in trust for the Bank as security for the liability of the Guarantors to the Bank under this Guarantee

APPROPRIATION

7.1 Subject to Clause 7.2 the Bank may appropriate all payments received in respect of the Obligations of any one or more of the Debtors in reduction of any part of the Obligations of such one or more of the Debtors in respect of whose Obligations the payments are received or Interest or Expenses as the Bank decides

7.2 After this Guarantee has been discontinued in respect of the liability of any one or more of the Guarantors or the Bank has demanded payment from any one or more of the Guarantors the Bank may open a new account or account for any one or more of the Debtors and whether or not the Bank opens any such account no payment received by the Bank for the account of any one or more of the Debtors after such discontinuance or demand shall (if followed by any payment out of or debit to any account of any one or more of the Debtors) be appropriated towards or have the effect of discharging any part of the Obligations outstanding at the time of such discontinuance or demand of such one or more of the Debtors for whose account the payment is received

7.3 The Bank may place to the credit of a suspense account for so long as it considers desirable any money received under this Guarantee without any obligation to apply it towards discharge of the Obligations of any one or more of the Debtors

PRESERVATION OF BANK'S RIGHTS

8.1 This Guarantee is in addition to any other guarantee or security present or future held by the Bank in respect of the Obligations of any one or more of the Debtors and shall not prejudice merge with or otherwise affect such other guarantee or security or any contractual or legal rights of the Bank

8.2 This Guarantee shall not be affected and the liability of none of the Guarantors under this Guarantee shall be released or reduced by any other guarantee or security held by the Bank or any intended guarantee or security in respect of the Obligations of any one or more of the Debtors being void or unenforceable or not completed or perfected

8.3 The Guarantors shall remain liable under this Guarantee notwithstanding any settlement between the Bank and any one or more of the Guarantors or any release given by the Bank to any one or more of the Guarantors until any security given or payment made to the Bank by any one or more of the Debtors or any other person cannot be avoided or reduced under the law relating to bankruptcy liquidation or other insolvency from time to time in force and the Bank shall be entitled to retain any security held by it for the liability of any one or more of the Guarantors until it is satisfied that it will not have to make any repayment under such law

8.4 This Guarantee is and will remain the property of the Bank notwithstanding any release or settlement of the liability of any one or more of the Guarantors to the Bank

8.5 None of the Guarantors shall claim or exercise any set-off counterclaim or similar right in respect of any payment due from that one of the Guarantors to the Bank under this Guarantee


LIEN AND SET-OFF

9.1 The Bank shall have a lien on all property of any one or more of the Guarantors held by the Bank whether for safe custody or otherwise

9.2 The Bank may without notice (both before and after demand) retain set-off or appropriate any deposit or credit balance (whether or not due) on any account of any one or more of the Guarantors with the Bank in discharge of the whole or any part of the liability of the account holder under this Guarantee (whether such deposit or credit balance is in sterling or in any other currency)

RESTRICTION ON DEPOSITS OF GUARANTORS

10 Notwithstanding any term to the contrary in relation to any deposit or credit balance on any account of any one or more of the Guarantors with the Bank no such deposit or credit balance shall be repayable until all the liability of the account holder to the Bank under this Guarantee has been discharged

CERTIFICATE OF OBLIGATIONS OF DEBTORS

11 A certificate signed by an official or manager of the Bank as to the amount of the Obligations of any one or more of the Debtors or the amount due from any one or more of the Guarantors under this Guarantee shall be conclusive evidence save in the case of manifest error or on any question of law

FURTHER CONTINGENT OBLIGATIONS

12 The Guarantors acknowledge and accept that the definition of Obligations is such that if any one or more of the Debtors gives to the Bank a guarantee of all or any of the Obligations of any other person then the Guarantors may be called upon under the terms of this Guarantee to meet the liability of such one or more of the Debtors under that guarantee

NOTICES

13.1 Without prejudice to any other competent means of giving or making any notice or demand any notice or demand shall be effectively given to or made on any one of the Guarantors if the same is sent by post or telex or facsimile transmission or delivered to the address given above for or the address last known to the Bank of such one of the Guarantors or if the same is served personally on such one of the Guarantors

13.2 A notice or demand by the Bank by post shall be deemed served on the day after posting

13.3 A notice or demand by the Bank by telex or facsimile transmission shall be deemed served at the time of sending

GOVERNING LAW

14 This Guarantee shall be governed by and construed in accordance with the law of Scotland

INTERPRETATION

15.1 Subject to Clause 15.3 if only one person is included in the definition of Debtors then any expression which includes the word Debtors shall be deemed to refer to such person only and this Guarantee shall be construed and given effect to accordingly

15.2     If more than one person is included in the definition of Debtors then

         15.2.1 this Guarantee shall confer on the Bank all the rights which it would have had if the Guarantors had granted a separate guarantee in respect of each person included in the definition of Debtors in the terms mutatis mutandis of this Guarantee (but subject to the proviso to Clause 1.2) and

         15.2.2 the Bank may release the Guarantors from this Guarantee in respect of any one or more of the persons included in the definition of Debtors and no such release shall have the effect of releasing or reducing the liability of the Guarantors under this Guarantee or discontinuing this Guarantee in relation to the remainder of such persons

15.3 If any person included in the definition of Debtors is a firm then (notwithstanding Clause 15.1 but subject to the proviso to Clause 1.2 and subject to Clause 3)

         15.3.1 each and every firm which at any time hereafter shall carry on all or any part of any trade business or other activity which now is or shall at any time or from time to time hereafter be carried on by such firm (each firm referred to in this Clause
                  15.3 being a "Relevant Firm") or by any other Relevant Firm shall also be deemed to be included in the definition of Debtors

         15.3.3 the liability of the Guarantors under this Guarantee shall continue despite any change in the name or constitution of any Relevant Firm or any person being assumed or ceasing to be a partner of any Relevant Firm or the dissolution of any Relevant Firm and the Obligations in respect of which the Guarantors have a liability to the Bank under this Guarantee shall include all Obligations of each Relevant Firm which come into existence after any such change assumption cessation or dissolution

15.4     If only one person is included in the definition of Guarantors then

         15.4.1 any expression (including the expressions in the attestation clause) which includes the word Guarantors shall be deemed to refer to such person only and

         15.4.2   Clause 3.2.2 shall not apply

         and this Guarantee shall be construed and given effect to accordingly

15.5 If two or more persons are included in the definition of Guarantors then

         15.5.1 the liability of such persons under this Guarantee shall be joint and several and

         15.5.2 the liability of the other or others of them to the Bank shall not be released or reduced by reason of this Guarantee not being or ceasing to be binding upon or valid or enforceable against any one or more of them whether or not by agreement with the Bank

15.6 The expression "Bank" where the context admits includes its successors and assignees and the expression "Guarantors" where the context admits includes the executors or representatives of the Guarantors and the expression "person" where the context admits includes an individual company other body corporate firm partnership trust association organisation or other entity (in each case whether or not having separate legal personality)

15.7 Interest will be calculated both before and after decree or judgment on a daily basis and compounded quarterly on such days as the Bank may select

15.8 if any of the provisions of this Guarantee or the application thereof to any person or circumstance shall to any extent be or become invalid or unenforceable under the law of any applicable jurisdiction

         15.8.1 the validity and enforceability of the remaining provisions of this Guarantee and of the application of that provision to any other person or circumstance and

         15.8.2 the validity and enforceability of that provision and of its application to that person or circumstance under the law of any other jurisdiction shall not in any way be affected or impaired thereby and each of the provisions of this Guarantee shall be valid and enforceable to the fullest extent permitted by law

In witness whereof this Guarantee has been duly executed as follows

Signed by JOHN ROBERTSON
at
  ---------------------------------
on the     day of
      ----       ------------------
Nineteen Hundred and
                    ----------------
in the presence of:

Witness' Signature
                  --------------------
Witness' name in full
                     -------------------
Address
        ------------------------------

--------------------------------------
Occupation
          --------------------------
I confirm that I am a Solicitor and that prior to the execution of this deed I explained the nature content and effect of this deed to John Robertson who informed me that he/she fully understood the same.
Signature
         -------------------------
Name
    ------------------------------
Firm
    ------------------------------
Address
       ----------------------------

       /s/ John Robertson
       ----------------------------

MULLACOTT VETERINARY HOSPITAL  May-1720      Bickenbridge Farm        Ilfracombe             Devon         EX34 8NZ 3.2V5.0.2  53
Mullacotta (Norman)                          A                        -A                     Devon         EX31 2DB 3.2V5.0.5
MUNNINGS MITCHELL & PEPLOW     Dec-1098      Seymour Cottage          Bridgetown TOTNES      Devon         TQ9 5BT  *2.3.4     35
MUNNINGS MITCHELL & PEPLOW     Mar-560       115 Preston Down Road    PAIGNTON               Devon         TQ3 1DS  *2.3.4
M HENDERSON MRCVS              Sep-770       144 Penrock Street       GRAVESEND              Kent          DA12 1EY 3.2V5.0.2  3

NANTWICH VETERINARY GROUP      Mar-C Master  4 Tower House Maer Lane  Market Drayton         Shropshire    TF9 3TT  2.3.4      3
NANTWICH VETERINARY GROUP      Mar-53        NANTWICH VET HOSPITAL    CREWE ROAD END         CHESHIRE      CW5 5SF  3.2V5.0.4  3
NEW STREET VETERINARY CENTRE   Mar-1107      62 New Street            HONITON                Devon         EX14 8BZ 3.2V5.0.4  35
NEWNHAM COURT VET GROUP        *Feb-1645     Bearsted Road            Weavering Maidstone    Kent          ME14 5EL 3.2V5.0.0  5
NORTHLANDS VET HOSPITAL        Jan-1392      2 Northampton Road       Kettering              Northents     NN15 7JU 3.2V5.0.2  3
NORWOOD VETERINARY GROUP       Jul-1396      28 Norwood               Beverly                East Yorkshir HU17 9HB 3.2V5.0.5  3
NORWOOD VETERINARY GROUP       Jul-900       GABLES VETERINARY CENT   FIRST LANE HESSLE      EAST YORK     HU13 9HD 3.2V5.0.0  3
OAK VETERINARY GROUP           Dec-1603      Prendergast Place Farm   Prendergast Haverford  Dyfed         SA61 2PL 2.3.4      53
OAK VETERINARY GROUP           Dec-CM        Clarbeaton Road Branch   Clarbeston Road        Dyfed         SA63 4UH 2.3.4      53
Oakbeck Vet Clinic                           Oakbeck Way              Skipton Road           Harrogate Nor HG1 3HU  2.3.4      DB
OAKHILL VETERINARY GROUP       Apr-1155      Oak Hill Vet Centre      Lake Road              WINDERMER     Cumbria  3.2V5.0.4  5
OAKHILL VETERINARY GROUP       Apr-C Master  1 Church Street          Ambleside              Cumbria       LA22 0BU 3.2V5.0.4  3
OAKLANDS VETERINARY CENTRE     Jan-1271      High Leven               Yarm                   Cleveland     TS15 9JT 2.3.4      53
OAKSFORD & BIRCH               Jul-744       37 GRASS ROYAL           YEOVIL                 SOMERSET      BA21     Nov. 3.12  GT
OAKSFORD & BIRCH               Jul-C M       THE EXCHANGE             YETMINSTER SHERB       DORSET        DT9 6LF             GT
OAKWOOD VETERINARY CLINIC      Jan-1210      321 Junction Road        Burgess Hill           West Sussex   RH15 0PY 3.2V5.0.0
O'GORMAN SLATER & MAIN         *Nil          Grove Cottage            Oxford Road            NEWBURY B     RG13 2SB 2.3.4      5
OLD Hart (BOS)                 *             Browning Drive           BICESTER               Oxon          OX6 8XL
OLD POUND VETERINARY CENTRE    Dec-39        Much Wenlock             Shropshire             TF13 6AH               3.2V5.0.4  53
OLD POUND VETERINARY CENTRE    May-438       Bradley Road             Donnington Wood        Talford Shrop TF2 7PY  3.2V5.0.0  3
OLD POUND VETERINARY CENTRE    Dec-C Master  44 Park Street           Madeley                Shropshire    TF7 6LD  3.2V5.0.4
OLD POUND VETERINARY CENTRE    Dec-C Master  7 Bridgenorth Road       Broseley               Shropshire    TF12     3.2V5.0.4
OLDSTONE VETERINARY CLINIC     Nov-788       3 Springmount Road       Clough Bellymena       Co Antrim BT  9RF      3.2V5.0.4
OLIVER MAINLAND VET CENTRE     Mar-1111      2 Aberconway Road        Prestatyn              Clwyd         LL19 9HH 3.2V5.0.4  3
OLIVER MAINLAND VET CENTRE     Jun-768       23 Brynford Street       HOLYWELL               Clwyd         CH8 7RD  3.2V5.0.0  3
ONLY INTERNAL                  *Nil          Holds Old Sheet 1        Guides Etc.            -.            FX0
ORCHARD VETERINARY CENTRE      Aug-1011      Church Street            Oldbury WARLEY         West Midland  B69 3AF  3.2V5.0.2  5
ORCHARD VETERINARY CENTRE      Oct-396       Home Farm Northfield Rd. Harborne               West Midland  B17 0TD  3.2V5.0.2  3
ORCHARD VETERINARY CENTRE      May-779       105 PERRY ROAD           NOTTINGHAM             NG5 3AL                Nov 3.11   GT
ORCHARD VETERINARY GROUP       Jan-1400      The Veterinary Surgery   Wirral Park Road       Glastonbury   BA6 9XE  3.2V5.0.0  5
ORWELL VETERINARY GROUP        June-727      58 Berners Street        IPSWICH                Suffolk       IP1 3LU  3.2V5.0.2  3
ORWELL VETERINARY GROUP        Nov-620       Ropes Drive              Kesgrave IPSWICH       Suffolk       IP5 6TH  3.2V5.0.0  3

Overdale Centre                              New Market Street        Buxton                 Derbyshire    SK17 6LP 3.2V5.0.5  DB
OWEN PINNEY MRCVS             Aug-1121       34 Studley Road          LUTON                  Bedfordshire  LU3 1BD  3.2V5.0.2  53
OSCOTT-DUNN MRCVS             Jan-737        STRAIGHT MILE FARM       CARTERS HILL BILLI     WOKINGHAM     RG40 5R2 Nov 3.12   GT
OSTEVENS ESQ                  *Nil           The Veterinary Surgery   38 Couching Street     Wallington Ox OX9 5QQ  2.3.4      53
PALMERSTON VETERINARY GROUP   Feb-1755       93 Palmerston Road       Buckhurst Hill         Essex         IG9 5NH  3.2V5.0.0  3
PARK HALL VETERINARY CLINIC   Mar-1251       Park Hall Stables        MANSFIELD WOODH        Notts         NG19 8QX 3.2V5.0.4  3
Park Vet, Practice                           60 Bushy Road            Raynes Park            London        Sw20 0Jq 3.2V5.0.4  DB
PARK VETERINARY CENTRE        Oct-850        9 Langley Close          West Derby             Liverpool     L12 0NB  Vet5000    3
PARK VETERINARY GROUP         May-600        162 Dominion Rd          Glenfield              Leicester     LE3 8JT  3.2V5.0.4
Park Veterinary Practice                     2 Grand Drive            Raynes Park            London        SW20 0JT 3.2V2.0    DB
PARK VIEW VET. HOSPITAL       Sep-1126       256 Lincoln Road         North Hykeham          Lincolnshire  LN6 8NH  3.2V4.2    3
PARKSIDE VETERINARY GROUP     Apr-25         61 Constitution Road     Dundee                 Angus         DD1 7LA  2.3.4      5
PARKSIDE VETERINARY GROUP     Jan-660        58 Dalhouele Road        Barnhill               DUNDEE        DD6 2VB  3.2V5.0.2  3
PARKSIDE VETERINARY GROUP     Apr-C Master   12 Lawrence Street       Broughty Ferry         Dundee Ang    DD5 1ET  3.2V5.0.0  3
PARKWOOD VET. GROUP           *Nil           62 Hensington Road       Woodstock              Oxford        OX20 1JL Dos Lev 1  53
PEACE WINDRIDGE & SMITH       No Cover       VETERINARY HEALTH CENT   EDWARD STREET N        WARWICKSH     CV11 5RP Nov 8.11   GT
PEASBROOK EQUINE CLINIC       Jan-482        LITTLE BUCKLAND          BROADWAY               WORCESTE      WR12 7JH Win 95     GT
PEEL VETERINARY GROUP         Jan-691        279 WILLERBY ROAD        HULL                   NORTH HUM     HU5 5HP  Nov 3.12   VV
PEEL VETERINARY GROUP         Jan-461        5 RAILWAY STREET         HORNSEA                NORTH HUM     HU18 1PS Win 3.11   VV
Penbode Vet Group                            North Road               Holsworthy             Devon         EX22 8AZ 3.2V5.0.2  DB
Penbode Vet Group                            Horizon View             Hillhead               Stratton Com  EX23 9AB 2.3.4      DB
Penbode Vet Group                            Ashleigh House           Bradworthy             Holsworthy D  EX22 7SZ 2.3.4      DB
PENMELLYN VETERINARY GROUP    *Aug-635       St Columb Major          Cornwall               TR9 6AX                2.3.2      6
PENNARD VETERINARY GROUP      Jan-55         Pennard House            6 Eardlay Road         Sevenoaks K   TN13 1XY 3.2V5.0.2  3
PENNARD VETERINARY GROUP      Jan-C Master   36 Western Road          BOROUGH GREEN          Kent          TN15 8AG *3.2V4.2   53
PENNARD VETERINARY GROUP      Jan-C Master   Mid Kent SC Castle Road  Allington Maidstone    Kent          ME16 0PU *2.3.2     5
PENNARD VETERINARY GROUP      Oct-375        EATON VETERINARY HOSP    31 LONDON ROAD T       KENT          TN10 3AB 3.2V5.0.4
Penrose & Partners                           Vet Surgeons             70 Brinkley Lane       Colchester    CO4 4XE  2.3.4      DB
Penrose & Partners           Apr-394         Paelers End              Stratford St Mary      Essex         CO7 6LA  2.3.4      DB
PENSTONE VETERINARY GROUP    Jun-864         26 London Road           Slough                 Berkshire     SL3 7HG  3.2V5.0.4  3
PENSTONE VETERINARY GROUP    Jun-C Master    9 The Bishop Centre      Taplow                 Berkshire     SL6 0NY  3.2V5.0.4  3
PETCHEY & DUNN               *Nil            The Mews                 Preseland Crosby       Merseyside    L23 5TE  Dos Lev 1  3
Pierce & Pierce Vet Surgeons Apr-240         132 Station Road         Balsall Common         West Midland  CV7 7FF  Xenix      DB
PIERSON STEWART & PARTNERS   Apr-1389        BROOKSDEN High Street    Cranbrook              Kent          TN17 3DT 3.2V5.0.2  3
PIERSON STEWART & PARTNERS   Apr-420         Roland Cottage Stn. Road HEADCORN Ashford       Kent          TN26 9SB 3.2V5.0.2
PIERSON STEWART & PARTNERS   Apr-420         South Lodge Church Green MARDEN Tonbridge       Kent          TN12 9HS 3.2V5.0.4
PIERSON STEWART & PARTNERS   Apr-420         31 High Street           STAPLEHURST Tonbr      Kent          TN12 0AD 3.2V5.0.2
PIERSON STEWART & PARTNERS   Apr-420         4 Coombe Ho. Coombe Lane TENTERDEN              Kent          TN30 6HD 3.2V5.0.2

    PILGRIM VETERINARY SURGERY  Mar-1304     Fyden Street             Boston Links         Lincolnshire     P21 8??   2??        ?
    POLESBURN VETERINARY CENTRE *May-Nil     Methlick                 Ellon                Aberdeenshir     AB41 0DU  Dos        3
    Polslow Veterinary Clinic   Oct-880      25 Park Road             Mount Pleasant       Exeter           EX1 2HS   *2.3.4     3
    PORTISHEAD VET CENTRE       Aug-1155     32 West Hill             Portishead           North Somers     BS20 9LN  3.2V5.0.0  3
    PRINCESS AVENUE VET CENTRE  May-1780     Princess Avenue          Clitheroe            Lancashire       BB7 2AL   3.2V5.0.0  3
    PRINCESS AVENUE VET CENTRE  May-C Master Princes Avenue           Padiham              Lancashire B     2AL       3.2V5.0.0  3
    PRINCESS AVENUE VET CENTRE  May-C Master 307 Union Road           Oswaldtwistle        Lancashire       BB5 3HS   3.2V5.0.0  3
    PRIORY LODGE VETERINARY
      GROUP                     Feb-660      31 Pembury Road          Tonbridge            Kent             TN9 1BN   Win
    PRIORY VETERINARY GROUP     May-1874     58 Purewell              CHRISTCHURCH         Dorset           BH23 1EN  3.2V4.2    35
    PRIORY VETERINARY GROUP     May-C Master 301 Lymington Road       Highcliffe           Dorset           BH23 5EB  3.2V4.2    35
    PRIORY VETERINARY GROUP     May-C Master Ringwood Road            Bransgore            Dorset           BH23 8AA  3.2V4.2    35
    PRIORY VETERINARY GROUP     Aug-818      17 MARKET PLACE          BRIDLINGTON          HUMBERSIO        YO16 4QJ  Nov 4.1    GT
    PRIORY VETERINARY GROUP     Aug-C M      SPENCER CENTRE           WEST GATE DRIFFIE    HUMBERSIO        Y025 7TJ  Nov 3.12   GT
    Prospect House Vet Clinic                110 Abergele Road        Colwyn Bay           Clwyd            LL29 7PS  *2.3.4     DB
    Prospect Vet Centre                      1 Wakefield Road         Sowerby Bridge       West Yorkshir    HX6 2AP   2.3.4      DB
    PROVOST VETERINARY GROUP    Apr-944      Redriggs                 Ceres CUPAR          Fife             KY15 5LZ  3.2V5.0.4  53
    PROVOST VETERINARY GROUP    Aug-300      30 HIGH STREET           NEWPORT-ON-TAY       FIFE             DD6 8AD   3.2V5.0.4
    PROVOST VETERINARY GROUP    Aug-375      47 SOUTH STREET          ST ANDREWS           FIFE             KY16 9QR  3.2V5.0.4
    PURTON VETERINARY SURGERY   *Nil         77 High Street           Purton               Wilts                      2.3.4      5
    R GIBBONS MRCVS             *Nil         4 Church Street          MISTERTON            Doncaster        DN10 4AH  Dos        5
    R JENKINS MRCVS             Jan-1068     420-422 Colne Road       BURNLEY              Lancashire       BB10 1EL  3.2V5.0.4  53
    R LEADSOM & PARKER          May-1381     309 Liverpool Road       Birkdale Southport   Merseyside       PR8 3DE   3.2V5.0.5  53
    R LEADSOM & PARKER          May-CM       6A Preston New Road      Churchtown Southport Merseyside       PR9 8PB   3.2V5.0.5  53
    RA CRAWFORD MRCVS           Oct-446      22 RAPLOCH STREET        LARKHALL STRATHC     SCOTLAND         ML9 1AE   Dos 7      GT
    RAE BEAN & PARTNERS         Feb-700      Veterinary Surgeons      New Row BOROUGH      North Yorks      YO5 9AX   3.2V5.0.4  3
    RASE VETERINARY CENTRE      Nov-740      Gallamore Lane           MARKET RASEN         Lincolnshire     LN8 3RX   Dos        5
    RASE Butler Vet Surgeon                  73 Reddish Lane          Gorton               Manchester       M18 7JH   Xenix      DB
    REED BROWN & CAMERON        Mar-1000     Braehead Stables         St Boswells          Roxburghshir     TD6 0AZ   3.2V5.0.4  3
    REEVES & PARTNERS           Dec-1733     KINFAUNS VET CENTRE      THE STREET LT CLA    CLACKTON         CO16 9LG  3.2V5.0.2  3
    REEVES & PARTNERS           Dec-C Master Branch Surgery           Dovercourt           Essex            CO12 4QZ  3.2V5.0.2  3
    RENTON SWAN & PARTNERS      Nov-1456     67-69 Westend            Tweedmouth           BERWICK          TD15 1HE  3.2V5.0.2  3
    RICHARD AVERY ESQ           *Nil         17 Brunswick Street      EDINBURGH            Lothian          EH7 5JB
    RICHARD OWEN MRCVS          Aug-595      MERLLYN                  WAEN ST ASAPH        CLWYD            LL17 0AL  Dos 7      GT
    Ridgway Referrals                        47 The Ridgway           Filtwick             Bedford Bedf     MK45 1DJ             DB
    Ridgway Vet Centre          Apr-900      47 The Ridgway           Filtwick             Bedford Bedf     MK45 1DJ  3.2V5.0.2  DB
    Ridgway Vet Centre                       60 St John's Street      Bedford              Bedfordshire     MK42 8ES  Xenix      DB
    Riverside Vet Centre                     Beaufort                 Ebb[ILLEGIBLE] Vale  Gwent Wales      NP3 5RB              DB
    Riverside Vet Centre                     60 Brecon Road           Abergavenny          Gwent South      NP7 7RB   3.2V5.0.2  DB

    RIVERSIDE VETERINARY SURGERY**           Scolter Rd Bishopstoke   Eastleigh Hampshire  SO5 8AJ                    Old Demo
    ??SON VET HOSPITAL          *Nov-600     Laurencekirk Business Pk Aberdeen Road        Laurencekirk     AB30 1EY  2.2.3      5
    ?GERS MARTIN                *Nil         23 Lime Street           Evesham              Hersford & Worc            Dos        5
    ?GERS BROCK & BARKER        Dec C Master Portable Computer        -                    -                Staffs    Dos        3
    ?GERS BROCK & BARKER        Dec-39       1 Watt Place             CHEADLE              Stoke on Tren    Staffs    3.2V5.0.0  3
    ?GERS BROCK & BARKER        Dec-C Master 41 Trentham Road         LONGTON              Stoke on Tren    Staffs    3.2V5.0.5  5
    ?GERS BROCK & BARKER        Dec-C Master 227 [ILLEGIBLE] Road     Blyth Bridge         Stoke on Tren    ST11 9JR  3.2V5.0.5
    ?GERS BROCK & BARKER        May?         1373 LEEK ROAD           ABBEY HULTON         STOKE-ON-T       ST2 8BW   3.2V5.0.6
    ?KER PARK VETERINARY CENTRE Apr-1620     35 Roker Park Road       Sunderland           SR6 9PL                    3.2V5.0.2  35
    ?KER PARK VETERINARY CENTRE Apr-C Master 43 Gregson Terrace       Seaham               Sunderland       -         3.2V5.0.4  53
    ?SE COTTAGE VET CENTRE      Jun-1811     Chester Road             Sutton Weaver RUNC   Cheshire         WA7 3EQ   3.2V5.0.2  3
    ?emary Avenue Vet Surgery                Rosemary Avenue          Enfield              Middlesex        EN2 0SP   2.3.4      DB
    ?SSDALE & PARTNERS MsRCVS   Mar-714      BEAUFORT COTTAGE STAB    HIGH STREET NEWM     SUFFOLK          CB8       Nov 3.12   GT
    ?MFORD BOND & BALDWIN       *Apr         21 Gestridge Road        Kingsteignton        Newton Abbot     DevonTQ12 Dos        5
    ?EEVE MRCVS                 *Nil         113 Church Street        Matlock              Derbyshire       DE4 3BZ   2.3.4      5
    ?JONES                      May-1002     142 Church Road          Haydock              MERSEYSID        WA11 0LA  2.3.4      5
    ?ADOWN VETERINARY GROUP     Sep-842      SEADOWN VETERINARY HO    FROST LANE HYTHE     SOUTHAMPTON                Nov 5.00   GT
    ?ADOWN VETERINARY GROUP     Sep-CM       NEW COURT NEW STREET     LYMINGTON            HAMPSHIRE        SO41                 GT
    ?ADOWN VETERINARY GROUP     Sep-CM       64 SALISBURY ROAD        TOTTON               HAMPSHIRE        SO4                  GT
    ?NLAC VETERINARY CENTRE     Mar-1040     Mount Street             Battle               East Sussex      TN33 0EG  3.2V5.0.4  53
    ?NLAC VETERINARY CENTRE     Nov-647      High Street              Robertsbridge        East Sussex      TN32 5AN  3.2V5.0.4
    ?AW & MANNING               Jun-1380     Hillcrest                332 Eaves Lane       Chorley Lanc     PR6 0DX   3.2V5.0.2  3
    ?AW & MANNING               Jun-C Master Hillcrest                332 Eaves Lane       Chorley Lanc     PR6 0DX   Dos HF     3
    ?AW VETERINARY CENTRE       Oct-596      [ILLEGIBLE]              West Swindon         Wiltshire        SN5 9PY   2.3.4      5
    ?EARER & MCGREGOR           Aug-945      127 Cadzow Street        HAMILTON             Strathclyde      ML3 8JA   3.2V5.0.4  3
    ?EARER & MCGREGOR           Aug-CM       28 Commercial Street     Strathaven           ML10 6LX                   3.2V5.0.4
    ?EPHERD HERD & PARTNERS     Aug-584      THE BEECHES HOEL WST P   LITCHARD CROSS B     MID GLAMO        CF31 1PA  Nov 3.12   GT
    ?EPTON VETERINARY GROUP     Apr-1638     Allyn Saxon Drive        SHEPTON MALLET       Somerset         BA4 5QH   3.2V5.0.4  3
    ?RUBBERY VETERINARY CENTRE               85 Perry Street          Gravesend            Kent             DA11 8RD  Xenix      DB
    ?OCUP VETERINARY CENTRE     Aug-864      17 STATION ROAD          SIDCUP               KENT             DA15 7EN  3.2V5.0.0  3
    ?LVERDALE VETERINARY SURGERYOct-480      21 Boston Road           HOLBEACH             Lincs            PE12 7LR  3.2V5.0.2  5
    ?MON MEYER & ASSOCIATES     Sep-1500     94 DAWES ROAD            FULHAM               LONDON           SW6 7EJ   3.2V5.0.4  0
    ?MON MEYER & ASSOCIATES     Nov-594      122 GLENTHORNE ROAD      HAMMERSMITH          LONDON           W6 0LP    PowerLan   GT
    ?MS & PARTNERS              *Aug-517     16 West Road             Congleton            Cheshire         CW12 4ER  Dos Lev II 3
    ?NCLAIR & WIGHT             Jun-660      Skeidale Vet. Centre     York Road Thirsk     N. Yorks         YO7 3BT   Vet4000
    SMITH & CLARE VET SURGERY   Nov-735      Fairwater Veterinary Cln Fairwater            Cwmbran          MP44 4TA  3.2V5.0.4  3
    SMITH & CLARE VETERINARY SURGMar-824     71 The Highway           New Inn Pontypool    South Wales      NP4 0PN   3.2V5.0.4  3
    SMITH RYDER DAVIES          May-1381     18 GRUNDISBOROUGH ROA    WOODBRIDGE           SUFFOLK          IP12      Nov 3.2    GT

SMITH RYDER DAVIES             May-CM        83 QUEENS ROAD          FELIXSTOWE          SUFFOLK IP 11             Nov 3.2     GT
SMITH RYDER DAVIES             Aug-631       412 WOODBRIDGE ROAD     IPSWICH             SUFFOLK IP4               Nov 3.12    GT
SOLVAY DUPHAR LTD              Apr-179       5 FERRYSIDE LANE        SOUTHPORT           MERSEYSIDE                            GT
SOMERVILLE VET SURGERY         *Nil          NORTH STREET CAERWYS    MOLD                CLWYD                                 GT
SOUTHHILL VETERINARY GROUP     *Jul-421      THE VETERINARY SURGER   BALSAM FIELDS WIN   SOMERSET        BA9 9HE   Dos 7       GT
Spinney Lodge Vet Hospital                   491 Kettering Road      Northampton         Northamptons    NN3 6QW   3.2V5.0.4   DB
Spinney Lodge Vet Hospital                   The Abbey Centre        Overslade Close     East Hunsbur    NN4 0RZ               DB
SPITTLEHOUSE VET               *Jan-461      24 NOSTELL PLACE        STOOPS LANE         BASSCARR        DONCASTER             VV
ST BRIDGETS VET CENTRE         *Jun-661      St Bridgets Lane        Egremont            Cumbria         CA22 2BB  Dos         5
ST CLAIR VETERINARY GROUP      Aug-1082      2 Pottary Street        Kirkcaidy           Fife            KY1 3ET   3.2V5.0.0   3
ST CLAIR VETERINARY GROUP      Aug-328       8 Scone Place           Durie Street        LEVEN           KY8 4HB   3.2V5.0.4   5
ST FRANCIS ANIMAL CLINIC       Oct-560       49 St Thomas Road       Spalding            Linca           PE11 2XT  3.2V5.0.5
ST FRANCIS VETERINARY SURGERY  Mar-650       40 NORFOLK SQUARE       BRIGHTON            EAST SUSSEX               3.2V5.0.5
ST GEORGE'S VETERINARY CLINIC  Jul-835       8 St George's Parade    WOLVERHAMPTON       W Midlands      WV2 18D   2.3.4       5
ST MARY'S VETERINARY CLINIC    Apr-655       300 RINGWOOD ROAD       FERNDOWN            DORSET          BH22 9AS  Nov 3.12    GT
STANLEY HOUSE VET SURGEONS     Mar-1755      20 Albert Road          Colne               Lancs           BB8 0AA   3.2V5.0.4   3
STAPLOE VETERINARY PRACTICE    Jul-1375      48 Fordham Road         Soham               Cambridgeshl    C87 54H   3.2V4.2     3
STAR REFRIGERATION             *Nil          Thomlebank Ind Estate   GLASGOW             G46 8JW
STATION VETERINARY SURGERY     *Oct-395      West Langland St.       Kilmarnock          Ayrshire                  Dos         5
STEVENS DONE                   Jan-1382      7 STATION ROAD          ST IVES HUNTINGDON  CAMBRIDGE       PE17 48H              VV
STEVENSON LARWOOD & KENNEDY    Aug-1155      The Duke of Wellington  7 Wellington Road   DEREHAM         Norfolk   3.2V5.0.4   53
STEWART (TRAINER) (TRAIN1)     *             Q                       -Q                  -               NN7 4EL   OSR Desk    3
STIKLEPATH VETERINARY CLINIC   May-C Master  Bickington Road         Barnstaple          Devon           EX31 2DB  3.2V5.0.2   53
STOCKBRIDGE HEALTH CENTRE      *Nil          1 India Place           EDINBURGH           EH3 6EH                   3.2V4.0     3
STONE LANE VET HOSTPITAL       Jun-668       Stone Lane              MELDRETH            Hertfordshire   SG8 6NZ    Dos        3
STONEHENGE PET PRACTICE LTD    Feb-973       LARKHILL ROAD           DURRINGTON SALIS    WILTSHIRE       SP4 8DP    Nov 3.12   GT
STONEHENGE PET PRACTICE LTD    Feb-CM        THE NEIGHBORHOOD CEN    BISHOPDOWN FARM     SYCAMORE        SALISBURY             GT
STONEHENGE PET PRACTICE LTD    See Card 558  DO NOT DELETE - NEED    FOR CONTRACTS       WILTSHIRE       SP1                   GT
STOUR VALLEY VET CENTRE        Nov-595       17 Fordwich Road        STURRY              KENT            CT2 OBW    Vet4000
STRAID VETERINARY HOSPITAL     Jun-1071      Station Road            Beaconsfield        Bucks           HP9 1LH    3.2V5.0.0  32
STRAMONGATE VETERINARY CENTRE  Nov-550       52 STRAMONGATE          KENDAL              CUMBRIA         L19 48D    3.2V5.0.4
STRATHMORE VETERINARY CLINIC   June-938      London Road             Andover             Hampshire       SP10 2PH   3.2V5.0.2
SUMMER LANE VETERINARY CENTRE  Oct-780 DD    Summer Lane North Worle WEST SUPER MA       Avon            BS22 08E   Vet4000
SWN-Y-MOR                      *Jan-691      SUMMER VILLA            PENMAENMAWR RO      LLANFAIRFE      GWYNEDD               VV
SYSTEMS BUSINESS               *             273 Dublin Mews         Edinburgh           Lothian         EH3 6NW    3.2V5.0.4  DB
Taverham Vet. Surgery          Apr-696       258 Fakeham Road        Taverham            Norwich Norfo   NR8 6QW    3.2V5.0.5  DB
TEMPLE END VETERINARY SURGERY  *Oct-528      43 Temple End           HIGH WYCOMBE        Bucks           HP13 5DN   Vet4000
TEMPLE END VETERINARY SURGERY  *May-400      31 Heath End Road       Flackwell Heath     Bucks                      3.2V5.0.4

TERN VETERINARY GROUP          Dec-1200      25 Stafford Street      Market Drayton      Shropshire      TF9 1HX   3.2V5.0.0   3
THAMESWOOD VETERINARY CLINIC   Oct-886       62-64 Purton Road       SWINDON             Willshire       SN2 2LZ   3.2V5.0.2   3
THE ANIMAL HEALTH CENTRE       Feb-816       2 REDCAR ROAD           GUISBOROUGH         CLEVELAND       TS14 6DB  Nov 3.12    GT
THE ANIMAL HEALTH CENTRE       Sep-840       PARKWAY CENTRE          COULBY NEWHAM       MIDDLESBR       TS8 OTJ   Nov 3.2     GT
THE ARCHWAY VET SURGERY        *Jan-691      DRAGON STREET           PETERSFIELD         HAMPSHIRE       GU31 4JJ              VV
THE ARK VETERINARY PRACTICE    *Jan-482      345 BIRMINGHAM ROAD     STRATFORD UPON A    WARWICKSH       CV37 ORE  Dos ?       GT
The Childrens Hospital                       Ladywood Middleway      Ladywood            Birmingham      B16 8ET   ????        DB
THE CROFTS VETERINARY CENTRE   Jan-826       2 Park Road             Brechin             Angus           DD9       3.2V5.0.5   5
THE DALES VETERINARY CENTRE    Apr-1045      9 Courthouse Street     Otley               West Yorkshire  LS21 3AN  3.2V5.0.4   3
The Defence Animal Centre      Mar-998       Elmhurst Avenue         Melton Mowbray      Leicestershire  LE13 OSL  3.2V        DB
The George Veterinary Hosp                   High Street             Malmesbury          Wiltshire       SN16 OAU              DB
The Globe Vet Surgery                        115 High Street         Cinderford          Gloucestershi   GL14 2TB  3.2V5.0.4    DB
The Laures Vet Centre                        4 Ryeland Street        Hereford            Hereford & W    HR4 OLA   3.2V5.0.4   DB
THE LODGE VETERINARY CENTRE    THE LODGE VE  64 Coleshill Road       Hodge Hill          Birmingham      B36 8AB   2.3.4       DB
THE PARK VETERINARY CENTRE     Aug-1809      256 Cassiobury Drive    WATERFORD           Herts           WD1 3AP   3.2v5.0.2   3
THE PARK VETERINARY CENTRE     Jun-504       Unit 5 9 Katharine      College Rd          Herts           WD1 3AP   3.2V5.0.0   3
                                             Place                   Leavesden
THE PARK VETERINARY GROUP      Apr-792       519 Saffron Lane        Leicester                           LE2 6UL   3.2V5.0.4
THE RAYSTEDE CENTRE            Jan-653       27 Brighton Road        Crawley             West Sussex     RH10 6AE  Vet4000
THE ROYAL VET COLLEGE          Oct-429       BIOLOGICAL SERVICES     ROYAL COLLEGE ST    CAMDEN LO       NW1 OTU               GT
                                             UNI
THE ROYAL VETERINARY COLLEGE   *Oct-446      BIOLOGICAL SERVICES     HAWKSHEAD LANE      HATFIELD H      HATFIELD              GT
                                             UNI                                                         LON
THE ROYAL VETERINARY COLLEGE   Jan-463       LARGE ANIMAL PRACTICE   HAWKSHEAD LAND      HATFIELD H      AL9 7TA   Nov 3.11    GT
THE RYELANDS VET CLINIC        Oct-832       RYELANDS ROAD           LEOMINSTER          HERFORDS        HR6 8PN   Nov 3.12    GT
THE RYELANDS VET CLINIC        Oct-CM        CORVE VETERINARY SURG   CORONATION AVENU    SHROPSHIR       HR5 8PN   Nov 3.12    GT
THE VALE VETERINARY GROUP      *May-982      Veterinary Surgeons     The Laurels         Tiverton        Devon     Dos         5
THE VALE VETERINARY GROUP      *May-CM       Veterinary Surgeons     St Georges House    CULLOMPTO       Devon     Dos
The Veterinary Center                        431 Crow Road           Broomhill           Glasgow Scot    GI1 7DZ   3.2V5.0.2   DB
The Veterinary Centre                        45 Stewerton Street     Wishaw              Lenarkshire     ML2 9BW               DB
The Veterinary Clinic                        Colwit Road             Estover             Plymouth Dev    PL6 8RP   3.2V5.0.4   DB
The Veterinary Health Centre   Feb-510       19 Axexandra Road       St Annes on Sea     Lancashire      FY8 1YD   2.3.4       DB
The Veterinary Surgery                       18 The Street           Old Basing          Basingstoke     RG24 7BW  Xenix       DB
The Wingrave Vet. Hospital     Jan-588       84 Mulgrave Road        Sutton              Surrey          SM2 6LZ   2.3.4       DB
THE. PARK VETERINARY GROUP     Mar-660       82-84 High St           Whetstone           LE8 8ED         LE8 8ED   3.2V5.0.4
Thistle Vet Health Centre      0             398 Gorgie Road         Edinburgh           Scotland        EH11 2RY  3.2V5.0.2   DB
Thistle Vet Health Centre      Apr-812       1 Alcom Rigs            Clovenstone Drive   Edinburgh Sc    EH14 3BF  Osr 5       DB
THOMAS & PERCY                 Dec-611       6 King Street           LLANDEILD           Dyfed           SA19 6BA  Nov ???     3
THORNBROOK VETERINARY CLINIC   Jul-325       THORNBROOK ROAD         CHAPEL-EN-LE-FIRT   HIGH PEAK       SK23 OLX  3.2V5.0.4
Thrums Veterinary Group        Jan-519       1 MORRISON STREET       KIRRIEMUIR          DD8 5D8                               DB
TIPTREE VETERINARY SURGERY     Dec-850       Lion Cottage Maypole Rd Tiptree Colchester  Essex           CO5 OEJ   3.2V5.0.2   3

TOFT ANIMAL SUPPLIES          *Nil           Toft Lodge               Reskalf Road      EASINGWOL
TONY COWIE MRCVS              Jan-700        19/21 MONTAGUE PLACE     KEMPTOWN          BRIGHTON
TONY COWIE MRCVS              Jul-455        16 Marine Drive          ROTTINGDEAN       Brighton
TOWCESTER VETERINARY CENTRE   Jan-1700       Burcote Road             TOWCESTER         Northampton
TOWN FARM VETERINARY UNIT     Feb-29         40 Station Road          Horrabridge       Davon
                                                                      YELVERT
TOWN FARM VETERINARY UNIT     Feb-C Master   85 West Street           Tavistock         Devon
TOWN FARM VETERINARY UNIT     Feb-C Master   1 Woburg House           Yalverton         Devon
TOWNLEY CARTER & DAVIES       May-779        LONGMEAD VETERINARY P    LONGMEAD SHAFTE   DORSET SP7
Treforest Vet Clinic          *Mar-45        16 River Street          Treforest         Pontypridd
                                                                                        MI
TROYTOWN EQUINE HOSPITAL      Apr-700        Green Road               Kildare           Ireland
TUDOR LAWSON & DALLIMORE      Aug-601        Bala Road                Dalgellau         Gwynedd
TURNBULL WILSON & COCKERHAM   *Nil           66 MELVILLE ROAD         FALMOUTH          CORNWALL
TURNER & CHEAL                Jan-684        252 Whitechurch Lane     EDGWARE           Middlesex
TURNER & CHEAL                Feb-762        77 Elm Avenue            EASTCOTER         Middlesex
                                                                      Ruislip
TURNER & CHEAL                Jun-400        131 CARLTON AVENUE EAS   PRESTON ROAD WE   MIDDLESEX
TYSUL VETERINARY GROUP        Jan-618        PENCADER ROAD LLANDY     CARMARTHENSHIRE   WALES
Uliwell Vet Surgery                          87 Ulwell Road           Swanage           Dorset
UNA MCLEAN                    Oct-695        Veterinary Surgeon       13 Queens         GLASGOW
                                                                      Crescent
UNIVERSITY OF LIVERPOOL       Mar-578        Leahurst Equine          Leahurst Neston   South
                                             Practice                                   Wistal
UPLANDS VETERINARY GROUP      Nov-499        UPLANDS WAY              DISS              NORFOLK
URCH & PEARSON                *Nil           Glebe House Station      Wrington          Bristol
                                             Road                                       Avon
USK THE VETERINARY CENTRE     Nov-1512       PORTH-Y CARNE STREET     USK               MONMOUTH
VERMUYDEN VETERINARY GROUP    Sep-1109       162 Boothferry Road      Goole             North
                                                                                        Humber
VERMUYDEN VETERINARY GROUP    Sep C Master   87 Hailgate              Howden            Nth
                                                                                        Humberst
VERNEY & HOLLANDS             *Sep-875       The Veterinary Surgery   Hollybush Rd.     Bridgenorth
VET DIRECT LTD                Dec-54         Mylord Cr Camperdown in  Killingworth      Newcastle-U-
                                             E
VET EVERGREEN                                63 London Road South     Poynton           Cheshire
VICTORIA VETERINARY CENTRE    Jun-1109       25 Victoria Street       Glossop           Derbyshire
VILLAGE VETERINARY SURGERY    Sep-787        1 Brows Lane             Formby            Lancs
W PRITCHARD MRCVS             Jun-70         10A COLOMENDY IND ESTA   RHYL ROAD DENBIG  CLWYO
W PRITCHARD MRCVS             Aug-584        DUPLICATE RECORD OF 59   DO NOT DELETE-NE  FOR CONTR
WALKER DUFFIN & DANIEL        Oct-1000       83 HIGH STREET           HILLMORTON RUGS   WARWICKSH
WALKER DUFFIN & DANIEL        Oct-450        6 BEAUCHAMP HILL         LEAMINGTON SPA    WARWICKSH
WALKER DUFFIN & DANIEL        Oct-100        1 CRAVEN ROAD            RUGBY             WARWICKSH
WALKER GLANVILL & RICHARDS    Jan-1378       Sibford Road             HOOK NORTON       Banbury
WALKER GLANVILL & RICHARDS    Dec-402        SPENDLOVE CENTRE         CHARLEBURY        OXFORDSHI
WEST BAR (BEEHIVE BIRDERY)    *Nil           NO SUPPORT OF ANY KIND   ON THIS SYSTEM
WEST BAR VETERINARY HOSPITAL  Feb 1381       19 West Bar              Banbury           Oxfordshire

TOFT ANIMAL SUPPLIES          YOB3LA      X386.2.3.4   5
TONY COWIE MRCVS              BN2 1JE     3.2V5.0.4    53
TONY COWIE MRCVS              BN2 7HQ     3.2V5.0.0
TOWCESTER VETERINARY CENTRE   NN12 7JW    3.2V5.0.2    5
TOWN FARM VETERINARY UNIT     PL20 7SS    3.2V5.0.5    3

TOWN FARM VETERINARY UNIT     PL19 8AJ    2.3.4        53
TOWN FARM VETERINARY UNIT     --          3.2V5.0.0    53
TOWNLEY CARTER & DAVIES       8PL         Nov 3.11     GT
Treforest Vet Clinic          CF37 1TO    Xenix        DB

TROYTOWN EQUINE HOSPITAL                  3.2V5.0.4    3
TUDOR LAWSON & DALLIMORE      LL40 1DW    2.3.4        3
TURNBULL WILSON & COCKERHAM   TR11 4DD    Dos          5
TURNER & CHEAL                HA8 6QH     3.2V5.0.0    3
TURNER & CHEAL                HA4 6PG     3.2V5.0.4    3

TURNER & CHEAL                HA0 4TW     3.2V5.0.4
TYSUL VETERINARY GROUP        SA44 4AG    Nov 4.11     GT
Uliwell Vet Surgery           BH19 1QU                 DB
UNA MCLEAN                    G4 BBL      2.3.2        5

UNIVERSITY OF LIVERPOOL       L647TE      Vet4000      3

UPLANDS VETERINARY GROUP      IP22 3DF    Nov 3.12     GT
URCH & PEARSON                8S18 7LL    Doe Levls    53

USK THE VETERINARY CENTRE     NP5 1RZ     3.2V5.0.0    3
VERMUYDEN VETERINARY GROUP    DN14 6AH    3.2V5.0.2    3

VERMUYDEN VETERINARY GROUP    DN14 6AH    3.2V5.0.2    3

VERNEY & HOLLANDS             Shropshire  2.3.4        5
VET DIRECT LTD                NE12 0UJ    3.2V5.0.2    3

VET EVERGREEN                 SK12 1LA    2.3.4        DB
VICTORIA VETERINARY CENTRE    SK13 8HT    3.2V5.0.0    3
VILLAGE VETERINARY SURGERY    L37 3HY     3.24.2       35
W PRITCHARD MRCVS             LL16 5TA    Nov 2.2      GT
W PRITCHARD MRCVS             LL18 5TA    --           GT
WALKER DUFFIN & DANIEL        CV21 4HO    Nov 3.12     GT
WALKER DUFFIN & DANIEL        CV32 5NS    Nov 3.12     GT
WALKER DUFFIN & DANIEL        CV213JX                  GT
WALKER GLANVILL & RICHARDS    OX15 5JZ    3.2V5.0.2    3
WALKER GLANVILL & RICHARDS    OX7 3PQ     XX
WEST BAR (BEEHIVE BIRDERY)                2.3.2
WEST BAR VETERINARY HOSPITAL  OX169SA     3.2V5.0.0    3

                        DATED    26th March     1999
                        ----------------------------

                              ALIMPORT LIMITED

                                  -- AND --

                           JOHN FRASER ROBERTSON


                           ---------------------

                           CONSULTANCY AGREEMENT

                           ---------------------


                            BEALE AND COMPANY
                              GARRICK HOUSE
                            27-32 KING STREET
                              COVENT GARDEN
                                 LONDON
                                WC2E 8JD

                           TEL: 0171 240 3474
                           FAX: 071 240 9111
                        DX: 51632 COVENT GARDEN
                      E-MAIL BEALE@DIAL.PIPEX.COM
                             --------------------

                         REF: MJA/VHT/I00052.5
                              MARCH 1999

3.2 The Consultant shall provide his services with reasonable care and skill and to the best of his ability.

3.3 The Consultant does not have authority to bind or commit the Client or the Company in any manner and shall not represent or warrant that he has such authority to any third party.

3.4 The Consultant shall co-operate with such persons as the Client may nominate for the proper and efficient provision of the Consultant's services.

4.   FEE

4.1 The fee payable to the Consultant in respect of the Consultant's services under this Agreement shall be at the rate of L100 per hour or part thereof, or as otherwise agreed between the parties.

4.2 The fee shall be paid by the Client within 7 days of receiving the Consultant's invoice.

5.   EXPENSES

5.1 The Client shall reimburse the Consultant for those out of pocket expenses agreed in advance by the Client and as have been incurred by him in the provision of his services hereunder. On request the Consultant shall provide the Client with such vouchers or other evidence of actual payment of such expenses as the Client may reasonably require.

6.   TERMINATION

6.1 Without limitation the Client may by notice in writing immediately terminate this Agreement if the Consultant shall:

     6.1.1 be in breach of any of the terms of this Agreement which, in the case of a breach capable of remedy, shall not have been remedied by the Consultant within 21 days of receipt by the Consultant of a notice from the Client specifying the breach and requiring its remedy;

     6.1.2 be incompetent, guilty of gross misconduct and/or any serious or persistent negligence in the provision of his services hereunder, or

     6.1.3 fail or refuse after written warning to provide the services reasonably and properly required of him hereunder.

6.2 The Consultant shall promptly whenever requested by the Client and in any event upon the termination of this Agreement deliver to the Client all property correspondence and other documents papers and records which have been prepared by him or have come into his possession which are the property of the Client or the Company and the Consultant shall not retain copies thereof.

7.     CONFIDENTIAL INFORMATION

7.1 The Consultant agrees to treat as secret and confidential and not at any time for any reason to disclose or permit to be disclosed to any person or otherwise make use of or permit to be made use of any unpublished information relating to the Company's or the Client's technology, or other know-how business plans or finances or any such information relating to a subsidiary, supplier, customer or client of the Company or other Client and upon termination of this Agreement for whatever reason the Consultant shall deliver up to the Client all working papers, computer disks and tapes or other material and copies provided to or prepared by him pursuant either to this Agreement or to any previous obligation owed to the Client or the Company.

8.     STATUS AND TAX LIABILITIES

8.1 The parties declare that it is their intention that the Consultant shall have the status of a self-employed person and shall not be entitled to any pension, bonus or other fringe benefits from the Client and it is agreed that the Consultant shall be responsible for all income tax liabilities and National Insurance or similar contributions in respect of any fees and charges rendered by the Consultant and the Consultant agrees to indemnify the Client against all demands for any income tax, penalties, interest in respect of the Consultant's services hereunder and against its costs of dealing with such demands.

9.     INTELLECTUAL PROPERTY RIGHTS

9.1 Any discovery or invention or secret process or improvement or design or copyright made discovered or produced by the Consultant in the course of his engagement hereunder shall forthwith be disclosed to the Client and (whether or not so disclosed) shall accrue and belong to the Client and the Consultant shall when requested to do so execute all instruments and assignments and do all things necessary for vesting in the Client such rights.

10.    NOTICE

10.1 Any notice required by this Agreement to be given by either party to the other shall be in writing and shall be served by sending the same by registered post or recorded delivery to the last known address of the other party and any receipt issued by the postal authorities shall be conclusive evidence of the fact and date of posting of any such notice.

11.    ENTIRE AGREEMENT

11.1 This Agreement sets out the entire agreement of the parties and supercedes all prior agreements and understandings relating to its subject matter

11.    JURISDICTION

11.1 This Agreement shall be governed by and construed in accordance with English law and the parties hereto submit to the jurisdiction of the English Courts.


IN WITNESS whereof the parties have set their hands the day and year first before written.


                                 SCHEDULE

1. Advisory services relating to the Company's business for the purpose of transferring and imparting such knowledge, know-how and other information as the Consultant possesses and as may be useful to the Company in the continued conduct of its business and the maintenance and development of its software products.

2. Dealing with any customer liaison required following completion, at the direction of the Client.

3. Such other tasks as it shall be reasonable of the Client to request the Consultant to perform.



Signed by                          )
For and on behalf of               )             /s/[ILLEGIBLE]
Alimport Limited                   )



Signed by                          )
Mr John Fraser Robertson           )             /s/John Fraser Robertson

                           SHAREHOLDER'S DEED OF COVENANT

                                   SALE OF SHARES

1. I John Fraser Robertson of 12 Abercromby Place, Edinburgh, Lothian, Scotland have agreed to give the covenants and undertakings set out below in favour of Alimport Limited ("the Purchaser") in consideration of the Purchaser through its nominee agreeing to purchase the business and assets of the Company.

2.     I am beneficially interested as a shareholder in Axon Veterinary
       Limited ("the Company") as to 99,590 of ordinary shares of 10 pence each.

3. As part of the terms of agreement under which the Purchaser purchases business and assets of the Company (the Business Sale and Purchase Agreement, the definitions in which are adopted by this Deed) the Purchaser has requested that I enter into covenants and undertakings in the form set out below for the protection of the ongoing business its assets and goodwill carried on by the Company.

4. I hereby covenant and undertake with the Purchaser that (save for the proper performance of my duties under any Consultancy Agreement between me and the Company and save as the Purchaser may permit by giving its approval in writing) I shall not:

       4.1 disclose to any person or use for any purpose the Customer List or any other confidential information concerning the business its assets and goodwill carried on by the Company and I shall keep the same confidential and shall use all reasonable endeavours to ensure that the use publication or disclosure by others (including without limitation existing or former employees or agents of the Company) of the same does not occur and is prevented;

       4.2 for a period of 1 year after the Effective Time either on my own account or through any other person, directly or indirectly solicit, interfere with or endeavour to entice away from the Company any person who is now or has, during the two years preceding the Effective Time, been a customer or employee of, supplier to or otherwise in the habit of dealing with, the Company in relation to the Business;

       4.3 for a period of 1 year after the Effective Time directly or indirectly engage in the United Kingdom in any activity which is similar to or which directly or indirectly competes with the Business or any material part thereof as it is now carried on;

       4.4 for a period of 1 year after the Effective Time use the names Business Data Systems Limited or Axon Veterinary Limited on their own or in any trading name or any similar sounding name in any business;